AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 9, 2023
1933 Act No. 333-275846

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. [2]
Post-Effective Amendment No. []
(Check appropriate box or boxes)

ALLSPRING FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

1415 Vantage Park Drive, 3rd Floor
Charlotte, North Carolina 28203
(Address of Principal Executive Offices)
(800) 222-8222
(Registrant’s Telephone Number)

Matthew Prasse
Allspring Funds Management, LLC
1415 Vantage Park Drive, 3rd Floor
Charlotte, North Carolina 28203
(Name and Address of Agent for Service)

With a copy to:

Jason F. Monfort
Goodwin Procter LLP
1900 N Street, N.W.
Washington, D.C. 20036

No filing fee is required under the Securities Act of 1933 because an indefinite number of shares of beneficial interest in the Registrant has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

ALLSPRING FUNDS TRUST
PART A

PROSPECTUS/INFORMATION STATEMENT

Prospectus/Information Statement	|

Important merger information

January 10, 2024

Dear Shareholder,

On November 13-15, 2023, the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) approved the mergers outlined in the table below (the “Mergers”) and the related Agreements and Plans of Reorganization. The Mergers do not require approval by Target Fund shareholders. We are not asking you for a proxy and you are requested not to send us a proxy.

Target Fund	Acquiring Fund
Allspring C&B Mid Cap Value Fund	Allspring Special Mid Cap Value Fund
Allspring Growth Balanced Fund	Allspring Asset Allocation Fund
Allspring Moderate Balanced Fund	Allspring Spectrum Moderate Growth Fund
Allspring Small Cap Fund	Allspring Small Company Value Fund

In the first three Mergers listed in the table above, each Target Fund will transfer all of its assets and liabilities to the respective Acquiring Fund listed above in exchange for either the same or similar class of shares of the Acquiring Fund.

In the last Merger listed in the table above, the Allspring Small Cap Fund will transfer all of its assets to the Allspring Small Company Value Portfolio (the “Master Portfolio”), a series of Allspring Master Trust in which the Allspring Small Company Value Fund invests, in exchange for interests in the Master Portfolio. Immediately thereafter, the Allspring Small Cap Fund will transfer all of its assets (i.e., its interests in the Master Portfolio) to the Allspring Small Company Value Fund in exchange for Allspring Small Company Value Fund Shares that correspond to those transferred from the Allspring Small Cap Fund to the Master Portfolio.

All of the Mergers are expected to be tax-free reorganizations for U.S. federal income tax purposes. Immediately following the Mergers of your respective Target Fund into the corresponding Acquiring Fund, you will hold shares of the Acquiring Fund with a dollar value equal to the dollar value of the Target Fund Shares you previously held. You will not incur any sales charges or similar transaction charges as a result of the Merger.

Details about your Target Fund’s and its corresponding Acquiring Fund’s investment objectives, principal investment strategies, management, past performance, principal risks, fees, and expenses, along with additional information about the Merger, are contained in the attached Prospectus/Information Statement. Please read it carefully. If you have any questions about the Mergers or related Merger materials, please call your investment professional, trust officer, or the Allspring Funds at 1-800-222-8222.

Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen
President
Allspring Funds

ALLSPRING FUNDS TRUST

1415 VANTAGE PARK DRIVE, 3RD FLOOR, CHARLOTTE, NC 28203
1-800-222-8222

January 10, 2024

PROSPECTUS/INFORMATION STATEMENT

This Prospectus/Information Statement contains information you should know about the mergers of each Target Fund into the Acquiring Fund as set forth and defined in the table below, each of which is a series of Allspring Funds Trust (the “Trust”), a registered open-end management investment company (each a “Merger”, together the “Mergers”). The Mergers will result in shareholders receiving shares of the Acquiring Fund in exchange for their shares of the Target Fund. The Target Funds and Acquiring Funds listed below are collectively referred to as the “Funds.”

Target Fund	Acquiring Fund
Allspring C&B Mid Cap Value Fund	Allspring Special Mid Cap Value Fund
Allspring Growth Balanced Fund	Allspring Asset Allocation Fund
Allspring Moderate Balanced Fund	Allspring Spectrum Moderate Growth Fund
Allspring Small Cap Fund	Allspring Small Company Value Fund

Please read this Prospectus/Information Statement carefully and retain it for future reference. Additional information concerning each Fund has been filed with the Securities and Exchange Commission (the “SEC”).

The prospectuses, statements of additional information, annual reports and semi-annual reports of each Target Fund and Acquiring Fund are incorporated into this document by reference and are legally deemed to be part of this Prospectus/Information Statement, per the table that follows.

Fund
Allspring Asset Allocation Fund	Prospectuses and Statement of Additional Information	Annual Report	Semiannual Report
Allspring C&B Mid Cap Value Fund	Prospectuses and Statement of Additional Information	Annual Report	Semiannual Report
Allspring Growth Balanced Fund	Prospectuses and Statement of Additional Information	Annual Report	Semiannual Report
Allspring Moderate Balanced Fund	Prospectuses and Statement of Additional Information	Annual Report	Semiannual Report
Allspring Small Cap Fund	Prospectuses and Statement of Additional Information	Annual Report	Semiannual Report
Allspring Small Company Value Fund	Prospectuses and Statement of Additional Information	Annual Report	Semiannual Report
Allspring Special Mid Cap Value Fund	Prospectuses and Statement of Additional Information	Annual Report	Semiannual Report
Allspring Spectrum Moderate Growth Fund	Prospectuses and Statement of Additional Information	Annual Report	Semiannual Report

Copies of these documents are available upon request without charge by writing to Allspring Funds, PO Box 219967, Kansas City, MO 64121-99676, calling 1.800.222.8222 or visiting the Allspring Funds website at allspringglobal.com. You may also view or obtain these documents from the SEC: by phone at 1.800.SEC.0330 (duplicating fee required); in person or by mail at Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-0213 (duplicating fee required); by email at publicinfo@sec.gov (duplicating fee required); or by internet at www.sec.gov.

The SEC has not approved or disapproved these securities or determined if this Prospectus/Information Statement is truthful or complete. Any representation to the contrary is a criminal offense.

The shares offered by this Prospectus/Information Statement are not deposits of a bank, are not insured, endorsed or guaranteed by the FDIC or any government agency and involve investment risk, including possible loss of your original investment.

Table of Contents

Overview
Key Features of the Merger ..................................................................................................................................	1
Reasons for the Merger and Board of Trustees Approval .......................................................................................	1
Merger Summary
C&B Mid Cap Value Fund into Special Mid Cap Value Fund ...................................................................................	2
Growth Balanced Fund into Asset Allocation Fund ................................................................................................	10
Moderate Balanced Fund into Spectrum Moderate Growth Fund ..........................................................................	17
Small Cap Fund into Small Company Value Fund ..................................................................................................	27
Risk Descriptions ................................................................................................................................................	37
Management of the Funds ..................................................................................................................................	41
Merger Information
Board Considerations ..........................................................................................................................................	44
Agreement and Plan of Reorganization .................................................................................................................	51
Material U.S. Federal Income Tax Consequences of the Merger .............................................................................	52
Account Information
Share Class Eligibility ...........................................................................................................................................	61
Share Class Features ............................................................................................................................................	63
Reductions and Waivers of Sales Charge ..............................................................................................................	64
Compensation to Financial Professionals and Intermediaries ................................................................................	66
Buying and Selling Fund Shares ...........................................................................................................................	67
Exchanging Fund Shares ......................................................................................................................................	69
Frequent Purchases and Redemptions of Fund Shares ..........................................................................................	70
Distributions ........................................................................................................................................................	71
Pricing Fund Shares .............................................................................................................................................	72
Information on Shareholders' Rights ...................................................................................................................	73
Financial Statements ..........................................................................................................................................	86
Pro Forma Capitalization .....................................................................................................................................	87
Additional Information ........................................................................................................................................	90
Exhibits
Exhibit A - Agreement and Plan of Reorganization ................................................................................................	A-1
Exhibit B - Comparison of the Funds Fundamental Investment Policies .................................................................	B-1

OVERVIEW

This section summarizes the primary features and consequences of each Merger. This summary is qualified in its entirety by reference to the information contained elsewhere in this Prospectus/Information Statement, in the Merger SAI, in each Fund’s prospectus, financial statements contained in its annual report, SAI, and in the related Agreement and Plan of Reorganization (the “Plan”), a form of which is attached as Exhibit A hereto.

KEY FEATURES OF THE MERGER

The Plan sets forth the key features of the Merger covered thereby and generally provides for the following:

■	the transfer of all of the assets and liabilities of the Target Fund to the corresponding Acquiring Fund in exchange for new shares of the Acquiring Fund;

■	the assumption by the Acquiring Fund of all of the assets and liabilities of the corresponding Target Fund;

■	the liquidation of the Target Fund by distributing the shares of the corresponding Acquiring Fund to the Target Fund’s shareholders; and

■	the assumption of the costs of the Merger by Allspring Funds Management, LLC ( the “Manager” or “Allspring Funds Management”) or one of its affiliates.

The Mergers are scheduled to take place on or about February 23, 2024 (the “Closing Date”). For a more complete description of the Mergers, see the section entitled “Merger Information - Agreement and Plan of Reorganization,” as well as Exhibit A. The costs of the Mergers, including printing and mailing this Prospectus/Information Statement, (other than brokerage and transaction costs associated with the sale or purchase of portfolio securities in connection with the Mergers) will be paid by Allspring Funds Management or one of its affiliates, and so will not be borne by shareholders of any Fund. Allspring Funds Management or one of its affiliates will bear these costs even if the Mergers can not be completed.

REASONS FOR THE MERGER AND BOARD OF TRUSTEES APPROVAL

At a meeting of the Board of Trustees (the “Board” or “Trustees”) of the Trust held on November 13-15, 2023 (the “Meeting”), the Trustees, all of whom are not “interested persons,” as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), considered and unanimously approved each Merger.

Prior to approving the Mergers, the Board received the recommendation that the Mergers be approved from the Manager. In recommending the approval of the Mergers to the Board, the Manager noted that it considered various factors, including the overlap in portfolio management and matching investment objectives, and the similarities between the strategies. The Manager indicated to the Board that the proposal to merge each Target Fund into its respective Acquiring Fund is intended to further rationalize the product offerings of the Allspring fund family.

Before approving the Mergers, the Board reviewed information about the Funds and the Mergers. This included, among other things, a comparison of various factors, such as the relative sizes of the Funds, the performance records of the Funds, and the expenses of the Funds (including pro forma expense information of each Acquiring Fund following the Mergers), as well as the similarities and differences between the Funds’ investment objectives, principal investment strategies and specific portfolio characteristics.

The Board has concluded that each Merger would be in the best interests of each Target Fund and each Acquiring Fund, and that existing shareholders’ interests will not be diluted as a result of the Mergers. The Board has also approved the Plan on behalf of the Acquiring Fund. For further information about the considerations of the Board, please see the section entitled “Board Considerations.”

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MERGER SUMMARY

For each Merger, the following section provides a comparison of the Funds’ investment objectives, principal investment strategies, fundamental investment policies, risks, performance records, and expenses. It also provides information about what the management and share class structure of each Acquiring Fund will be after the Merger. The information below is only a summary; for more detailed information, please see the rest of this Prospectus/Information Statement and each Fund’s prospectus(es) and SAI.

ALLSPRING C&B MID CAP VALUE FUND INTO ALLSPRING SPECIAL MID CAP VALUE FUND

Share Class Information

The following table illustrates the share class of the Acquiring Fund you will receive in exchange for your Target Fund Shares as a result of the Merger. The Acquiring Fund share class to be received in exchange for the applicable Target Fund share class was chosen based on a consideration of expense structure and shareholder eligibility similarities.

If you own this class of shares of the Allspring C&B Mid Cap Value Fund(Target Fund):	You will receive this class of shares of the Allspring Special Mid Cap Value Fund(Acquiring Fund):
Class A	Class A
Class C	Class C
Class R6	Class R6
Administrator Class	Administrator Class
Institutional Class	Institutional Class

The Acquiring Fund Shares you will receive as a result of the Merger will have the same dollar value as your Target Fund Shares as of the close of business on the business day immediately prior to the Merger.

The procedures for buying, selling and exchanging shares of the Funds are identical. For additional information on how you can buy, sell or exchange shares of each Acquiring Fund see the section entitled “Account Information.” Additional information on how you can buy, sell or exchange shares of each Target Fund is available in the Target Funds’ prospectus and SAI. In addition, the distribution policies for the Funds are the same.

Investment Objective and Strategy Comparison

The following section compares the investment objectives and principal investment strategies of the Funds. The investment objectives of the Funds may be changed without shareholder approval.

The Funds have similar investment objectives; the Target Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal, while the Acquiring Fund seeks long-term capital appreciation. The Funds strategies are substantially similar; both Funds invest at least 80% of the Fund’s total assets in medium-capitalization companies which they define as securities of companies with market capitalizations within the range of the Russell Midcap® Index at the time of purchase.

Allspring C&B Mid Cap Value Fund (Target Fund)	Allspring Special Mid Cap Value Fund (Acquiring Fund)
INVESTMENT OBJECTIVES	INVESTMENT OBJECTIVES
The Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.	The Fund seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES	PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, we invest: ■ at least 80% of the Fund’s net assets in equity securities of medium-capitalization companies.	Under normal circumstances, we invest: ■ at least 80% of the Fund’s net assets in equity securities of medium-capitalization companies.

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Allspring C&B Mid Cap Value Fund (Target Fund)	Allspring Special Mid Cap Value Fund (Acquiring Fund)

We invest principally in equity securities of medium-capitalization companies, which we define as securities ofcompanies with market capitalization within the range of the Russell Midcap® Index at the time of purchase. The market capitalization range of the Russell Midcap® Index was approximately $306 million to $5.30 billion, as of December 31, 2022, and is expected to change frequently.

We manage a relatively focused portfolio of 30 to 50 companies that we believe enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market.

We invest principally in equity securities of medium-capitalization companies, which we define as securities of companies with market capitalizations within the range of the Russell Midcap® Index at the time of purchase. The market capitalization range of the Russell Midcap® Index was approximately $306 million to $5.30 billion, as of December 31, 2022, and is expected to change frequently.

We select securities for the portfolio based on an analysis of a company’s financial characteristics and an assessment of the quality of a company’s management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company’s top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio’s assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

We look for undervalued companies that we believe have the potential for above average capital appreciation with below average risk. Rigorous fundamental research drives our search for companies with favorable reward-to-risk ratios and that possess, a long-term competitive advantage provided by a durable asset base, strong balance sheets, and sustainable and superior cash flows. Typical investments include stocks of companies that are generally out of favor in the marketplace, or are undergoing reorganization or other corporate action that may create above-average price appreciation. We regularly review the investments of the portfolio and may sell a portfolio holding when a stock nears its price target, downside risks increase considerably, the company’s fundamentals have deteriorated, or we identify a more attractive investment opportunity.

Fundamental Investment Policy Comparison

The fundamental investment policies of the Funds, which may only be changed with shareholder approval, are identical. For a comparative chart of the Funds’ fundamental investment policies, please see Exhibit B.

Principal Risk Comparison

The principal risks of the Target Fund are substantially similar to those of the Acquiring Fund due to the similarity of the Funds’ investment objectives and principal investment strategies, as noted above. The table below compares the principal risk factors of the Target Fund with those of the Acquiring Fund. These risks are described in the section entitled “Risk Descriptions.”

Allspring C&B Mid Cap Value Fund (Target Fund)	Allspring Special Mid Cap Value Fund (Acquiring Fund)
Equity Securities Risk	Equity Securities Risk
Focused Portfolio Risk	Not a principal risk of the Fund.
Growth/Value Investing Risk	Growth/Value Investing Risk
Management Risk	Management Risk
Market Risk	Market Risk
Smaller Company Securities Risk	Smaller Company Securities Risk

The Funds have other investment policies, practices and restrictions which, together with their related risks, are set forth in each Fund’s prospectus and SAI.

Fund Performance Comparison

The following bar charts and tables illustrate how each Fund’s returns have varied from year to year and compare each Fund’s returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Current month-end performance information is available for the Funds on the Allspring Funds website at allspringglobal.com. Following the Merger, the Acquiring Fund will be the accounting and performance survivor.

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Calendar Year Total Returns for Class A Shares (%) for the Allspring C&B Mid Cap Value Fund
(Returns do not reflect sales charges and would be lower if they did)

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Highest Quarter: December 31, 2020	+23.51%
Lowest Quarter: March 31, 2020	-33.98%

Average Annual Total Returns for the periods ended 12/31/2023 for the Allspring C&B Mid Cap Value Fund (returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	7/26/2004	12.17%	10.18%	7.19%
Class A (after taxes on distributions)	7/26/2004	9.00%	8.40%	6.30%
Class A (after taxes on distributions and the sale of Fund Shares)	7/26/2004	8.92%	7.89%	5.73%
Class C (before taxes)	7/26/2004	17.11%	10.69%	7.20%
Class R6 (before taxes)[1]	7/31/2018	19.55%	11.99%	8.25%
Administrator Class (before taxes)	7/26/2004	19.11%	11.59%	7.92%
Institutional Class (before taxes)	7/26/2004	19.42%	11.87%	8.19%
Russell Midcap® Value Index (reflects no deduction for fees, expenses, or taxes)		12.71%	11.16%	8.26%
1.	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

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Calendar Year Total Returns for Class A Shares (%) for the Allspring Special Mid Cap Value Fund
(Returns do not reflect sales charges and would be lower if they did)

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Highest Quarter: December 31, 2020	+19.77%
Lowest Quarter: March 31, 2020	-31.79%

Average Annual Total Returns for the periods ended 12/31/2023 for the Allspring Special Mid Cap Value Fund (returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	7/31/2007	2.87%	11.78%	8.17%
Class A (after taxes on distributions)	7/31/2007	1.33%	10.24%	6.83%
Class A (after taxes on distributions and the sale of Fund Shares)	7/31/2007	2.34%	9.18%	6.28%
Class C (before taxes)	7/31/2007	7.34%	12.26%	8.17%
Administrator Class (before taxes)	4/8/2005	9.22%	13.19%	8.91%
Institutional Class (before taxes)	4/8/2005	9.51%	13.47%	9.19%
Class R6 (before taxes)[1]	6/28/2013	9.62%	13.59%	9.29%
Russell Midcap® Value Index (reflects no deduction for fees, expenses, or taxes)		12.71%	11.16%	8.26%
1.	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

Shareholder Fee and Fund Expense Comparison

This section compares the fees and expenses you pay if you buy, hold, and sell shares of the Target Fund and the Acquiring Fund. For information about the share class of the Acquiring Fund that you will receive in connection with the Merger, please see the section entitled “Share Class Information” above.

The first table entitled “Shareholder Fees” allows you to compare the maximum sales charges of the Funds and includes a Pro Forma column that shows you what the sales charges will be assuming the Merger takes place. The sales charges for each class of shares of the Target Fund are identical to those of the class of shares of the Acquiring Fund. The Target Fund shareholders will not pay any front-end or deferred sales charges in connection with the Merger.

The second table entitled “Annual Fund Operating Expenses” allows you to compare the annual operating expenses of the Funds. The total annual fund operating expenses for both Funds set forth in the following table are based on the actual expenses incurred for each Fund’s fiscal year ended September 30, 2023. The pro forma expense column shows you what the total annual fund operating expenses (before and after waiver) would have been for the Acquiring Fund

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for the twelve-month period ended September 30, 2023, assuming the Merger had taken place at the beginning of that period.

Shareholder Fees (fees paid directly from your investment)
	Allspring C&B Mid Cap Value Fund (Pre-Merger)	Allspring Special Mid Cap Value Fund (Pre-Merger)	Allspring Special Mid Cap Value Fund (Pro Forma)
Class A
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%	5.75%	5.75%
Maximum deferred sales charge (load) (as a percentage of the offering price)	None[1]	None[1]	None[1]
Class C
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the offering price)	1.00%	1.00%	1.00%
Class R6
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the offering price)	None	None	None
Administrator Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the offering price)	None	None	None
Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the offering price)	None	None	None
1.	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months from the date of purchase.

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Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	C&B Mid Cap Value Fund (Pre-Merger)	Special Mid Cap Value Fund (Pre-Merger)	Special Mid Cap Value Fund (Pro forma)
Class A
Management Fees	0.75%	0.66%	0.66%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.55%	0.46%	0.46%
Total Annual Fund Operating Expenses	1.30%	1.12%	1.12%
Waiver of Fund Expenses	(0.06)%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver	1.24%[1]	1.12%[2]	1.12%[2]
Class C
Management Fees	0.75%	0.66%	0.66%
Distribution (12b-1) Fees	0.75%	0.75%	0.75%
Other Expenses	0.55%	0.46%	0.46%
Total Annual Fund Operating Expenses	2.05%	1.87%	1.87%
Waiver of Fund Expenses	(0.06)%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver	1.99%[3]	1.87%[4]	1.87%[4]
Administrator Class
Management Fees	0.75%	0.66%	0.66%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.48%	0.39%	0.39%
Total Annual Fund Operating Expenses	1.23%	1.05%	1.05%
Waiver of Fund Expenses	(0.08)%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver	1.15%[5]	1.05%[6]	1.05%[6]
Institutional Class
Management Fees	0.75%	0.66%	0.66%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.23%	0.14%	0.14%
Total Annual Fund Operating Expenses	0.98%	0.80%	0.80%
Waiver of Fund Expenses	(0.08)%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver	0.90%[7]	0.80%[8]	0.80%[8]
Class R6
Management Fees	0.75%	0.66%	0.66%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.13%	0.04%	0.04%
Total Annual Fund Operating Expenses	0.88%	0.70%	0.70%
Waiver of Fund Expenses	(0.08)%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver	0.80%[9]	0.70%[10]	0.70%[10]
1.	The Manager has contractually committed through January 31, 2025, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 1.24% for Class A. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
2.	The Manager has contractually committed through January 31, 2025, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 1.15% for Class A. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
3.	The Manager has contractually committed through January 31, 2025, to waive fees and/or reimburse expenses to the extent

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necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 1.99% for Class C. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
4.	The Manager has contractually committed through January 31, 2025, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 1.90% for Class C. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
5.	The Manager has contractually committed through January 31, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 1.15% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
6.	The Manager has contractually committed through January 31, 2025, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 1.08% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
7.	The Manager has contractually committed through January 31, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 0.90% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
8.	The Manager has contractually committed through January 31, 2025, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 0.83% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
9.	The Manager has contractually committed through January 31, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 0.80% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
10.	The Manager has contractually committed through January 31, 2025, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 0.73% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Fund Expenses. The examples below are intended to help you compare the costs of investing in the Target Fund with the costs of investing in the Acquiring Fund, both before and after the Merger, and are for illustration only. The examples assume a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same, as in the tables above. To the extent that the Manager is waiving fees or reimbursing expenses, the examples assume that such waivers or reimbursements will only be in place through the dates indicated in the footnotes above (both pre-merger and pro forma). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Allspring C&B Mid Cap Value Fund (Pre-Merger)
Assuming you sold your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class A	$694	$952	$1,236	$2,042
Class C	$302	$631	$1,092	$2,369
Administrator Class	$117	$382	$668	$1,482
Institutional Class	$92	$304	$534	$1,194
Class R6	$82	$273	$480	$1,077
Assuming you held your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class C	$202	$631	$1,092	$2,369

Allspring Special Mid Cap Value Fund (Pre-Merger)
Assuming you sold your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class A	$683	$911	$1,156	$1,860
Class C	$290	$588	$1,011	$2,190
Administrator Class	$107	$334	$579	$1,283
Institutional Class	$82	$255	$444	$990

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Allspring Special Mid Cap Value Fund (Pre-Merger)
Assuming you sold your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class R6	$72	$224	$390	$871
Assuming you held your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class C	$190	$588	$1,011	$2,190

Allspring Special Mid Cap Value Fund (Pro forma)
Assuming you sold your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class A	$683	$911	$1,156	$1,860
Class C	$290	$588	$1,011	$2,190
Administrator Class	$107	$334	$579	$1,283
Institutional Class	$82	$255	$444	$990
Class R6	$72	$224	$390	$871
Assuming you held your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class C	$190	$588	$1,011	$2,190

Each Fund has a shareholder servicing fee of up to 0.25% for Class A and Administrator Class shares. Class C shares of each Fund have a shareholder servicing fee of 0.25% and a distribution fee (12b-1 fee) of 0.75%. Class R6 and Institutional shares of each fund do not pay a distribution fee (12b-1 fee) or a shareholder servicing fee.

Fund Management Information

The following table identifies the manager, sub-adviser and portfolio managers for the Acquiring Fund. Further information about the management of the Acquiring Fund can be found under the section entitled “Management of the Funds.”

Allspring Special Mid Cap Value Fund
Investment Manager	Allspring Funds Management, LLC
Investment Sub-adviser	Allspring Global Investments, LLC
Portfolio Manager, Title/Managed Since	James M. Tringas, CFA,Portfolio Manager / 2009 Bryant VanCronkhite, CFA, CPA, Portfolio Manager /2009 Shane Zweck, CFA,Portfolio Manager / 2019

Tax Information

It is expected that the Merger will qualify as a tax-free “reorganization” for U.S. federal income tax purposes under Section 368(a) of the Internal Revenue Code of 1986, as amended. A receipt of an opinion substantially to that effect from Troutman Pepper Hamilton Sanders LLP, tax counsel to the Acquiring Fund, is a condition to the obligation of the Funds to consummate the Merger. As a tax-free reorganization, the Merger will not be taxable to the Acquiring Fund, the Target Fund or their shareholders for U.S. federal income tax purposes. Even though the Merger is expected to be tax-free, because the Merger will end the tax year of the Target Fund, the Merger may accelerate taxable distributions from the Target Fund to its shareholders.

The cost basis and holding period of the Target Fund shares will carry over to the shares of the Acquiring Fund you receive as a result of the Merger, in each case for U.S. federal income tax purposes. At any time prior to the consummation of the Merger, a shareholder may redeem shares, usually resulting in recognition of a gain or loss for U.S. federal income tax purposes to the redeeming shareholder if the shareholder holds the shares in a taxable account.

A Fund’s net capital losses realized are permitted to be carried forward indefinitely to offset future capital gain. The Target Fund may be presently entitled to significant net capital loss carryforwards for U.S. federal income tax purposes, as detailed in “Material U.S. Federal Income Tax Consequences of the Merger.”

Before the Closing Date, the Target Fund expects to sell a substantial portion of its portfolio securities and buy portfolio securities in connection with repositioning its portfolio in anticipation of the Merger. These transactions will result in

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additional transaction costs to the Target Fund and may result in increased taxable distributions to shareholders of the Target Fund. Potential transaction costs are estimated to be approximately $707,000 (representing approximately 0.24% of the Target Fund’s assets). This estimate of transaction costs is predicated on an assumption that the Target Fund is expected to sell approximately 88% of its portfolio. Transaction costs are dependent on market conditions and actual securities traded; costs could be higher or lower for securities based on liquidity. Understanding that there is a cost to trading, the portfolio management teams and traders will make every effort to minimize transaction costs. These potential transactions are estimated to result in possible net realized gains of $37.8 million (approximately $4.92 per share). The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any net realized capital gain from sales that occur prior to the Merger will be distributed to the Target Fund’s shareholders as capital gain distributions (to the extent of the excess of net long-term capital gain over net short-term capital loss) and/ or ordinary dividends (to the extent of the excess of net short-term capital gain over net long-term capital loss) during or with respect to the year of sale (after reduction by any available capital loss carryforwards), and such distributions will be taxable to shareholders. This portfolio turnover would be in addition to the portfolio turnover that would be experienced by the Acquiring Fund following the Merger in connection with its normal investment operations. As of September 30, 2023, the Target Fund’s assets were approximately $297 million and as of this date the Target Fund had net unrealized gains of $43 million. In addition, it is expected that the Target Fund may hold a larger amount of cash during this period in connection with repositioning its portfolio. As a result, the Fund may not be invested pursuant to its principal investment strategies.

Certain other U.S. federal income tax consequences are discussed below under “Material U.S. Federal Income Tax Consequences of the Merger.”

ALLSPRING GROWTH BALANCED FUND INTO ALLSPRING ASSET ALLOCATION FUND

Share Class Information

The following table illustrates the share class of the Acquiring Fund you will receive in exchange for your Target Fund Shares as a result of the Merger. The Acquiring Fund share class to be received in exchange for the applicable Target Fund share class was chosen based on a consideration of expense structure and shareholder eligibility similarities.

If you own this class of shares of the Allspring Growth Balanced Fund (Target Fund):	You will receive this class of shares of the Allspring Asset Allocation Fund (Acquiring Fund):[1]
Class A	Class A
Class C	Class C
Administrator Class	Administrator Class
1.	The Acquiring Fund also offers Institutional Class shares. This class is not involved in the Merger.

The Acquiring Fund Shares you will receive as a result of the Merger will have the same dollar value as your Target Fund Shares as of the close of business on the business day immediately prior to the Merger.

The procedures for buying, selling and exchanging shares of the Funds are identical. For additional information on how you can buy, sell or exchange shares of each Acquiring Fund see the section entitled “Account Information.” Additional information on how you can buy, sell or exchange shares of each Target Fund is available in the Target Funds’ prospectus and SAI. In addition, the distribution policies for the Funds are the same.

Investment Objective and Strategy Comparison

The following section compares the investment objectives and principal investment strategies of the Funds. The investment objectives of the Funds may be changed without shareholder approval.

Both Funds have substantially similar investment objectives and substantially similar principal investment strategies.

Allspring Growth Balanced Fund (Target Fund)	Allspring Asset Allocation Fund (Acquiring Fund)
INVESTMENT OBJECTIVES	INVESTMENT OBJECTIVES
The Fund seeks total return, consisting of capital appreciation and current income.	The Fund seeks long-term total return, consisting of capital appreciation and current income.
PRINCIPAL INVESTMENT STRATEGIES	PRINCIPAL INVESTMENT STRATEGIES

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Allspring Growth Balanced Fund (Target Fund)	Allspring Asset Allocation Fund (Acquiring Fund)

We seek to achieve the Fund’s investment objective by allocating up to 75% of its assets to equity securities and up to 45% of its assets to fixed income securities.

The Fund’s “neutral” allocation is as follows:

■

65% of the Fund’s total assets in stock funds; and

■

35% of the Fund’s total assets in bond funds.

The Fund’s neutral allocation is as follows:

■

65% of the Fund’s assets in equity securities; and

■

35% of the Fund’s assets in fixed income securities.

The Fund is a diversified investment, providing exposure to equity, fixed income and alternative investment strategies.

The Fund is a fund-of-funds that invests in various affiliated mutual funds (each, an “Underlying Fund”) employing a multi-asset, multi-style investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. The Fund’s broad diversification may help to reduce the overall impact of any one asset class underperforming, but may also limit upside potential. The Fund may invest in Allspring Master Portfolios, in other Allspring Funds, or directly in securities. We may adjust the Fund’s effective allocation throughout the year.

The Fund is a fund-of-funds that invests in various affiliated mutual funds employing a multi-asset, multi-style investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. The Fund may invest in Allspring Master Portfolios, in other Allspring Funds, or directly in securities.

The equity portion of the Fund blends multiple investment styles in an attempt to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. Equity holdings are diversified across U.S. large company, U.S. small company, international developed and emerging market stocks.

The fixed income portion of the Fund employs a variety of investment styles, intended in the aggregate to reduce price and return volatility, and deliver more consistent returns. The Fund’s fixed income portion may invest in U.S. investment grade bonds, below investment grade (high yield) bonds, inflation protected bonds, and foreign issues.

In addition, certain of the fixed income and equity master portfolios in which the Fund may invest may employ a variety of derivative instruments such as futures, options and swap agreements. To the extent that one or more master portfolios is invested in such derivatives, the Fund will be exposed to the risks associated with such investments.

The Fund may be exposed to any asset class, including, for example, U.S. and foreign equities (including emerging market equities), U.S. and foreign fixed income securities (including emerging markets fixed income securities), and alternative investments. The underlying funds or Portfolios may gain their investment exposures directly or through investment in derivatives.

The Fund will incorporate a Tactical Asset Allocation (TAA) Overlay strategy which invests in long and/or short positionsin exchange-traded futures contracts across a variety of asset classes, which include, but are not limited to, stocks,bonds, and currencies. The TAA Overlay strategy seeks to improve the Fund’s risk/return profile through the tactical useof futures contracts. The TAA Overlay uses qualitative and quantitative inputs to guide equity and fixed incomeexposures in the Fund. Dependent upon market conditions, the TAA Overlay may increase or decrease exposures to agiven asset class.

The Fund will incorporate a Tactical Asset Allocation (TAA) Overlay strategy which invests in long and/or short positions in exchange-traded futures contracts across a variety of asset classes, which include, but are not limited to, stocks, bonds, and currencies. The TAA Overlay strategy seeks to improve the Fund’s risk/return profile through the tactical use of futures contracts. The TAA Overlay uses qualitative and quantitative inputs to guide equity and fixed income exposures in the Fund. Dependent upon market conditions, the TAA Overlay may increase or decrease exposures to a given asset class.

As part of managing the Fund’s level of risk, both in absolute terms and relative to its benchmark, we may make changes to the allocations among investment styles at any time. We may use cash flows or effect transactions to accomplish these changes.

As part of managing the Fund’s level of risk, both in absolute terms and relative to its benchmark, we may make changes to the allocations among investment styles at any time. We may use cash flows or effect transactions to accomplish these changes.

Fundamental Investment Policy Comparison

The fundamental investment policies of the Funds, which may only be changed with shareholder approval, are identical. For a comparative chart of the Funds’ fundamental investment policies, please see Exhibit B.

Principal Risk Comparison

The principal risks of the Target Fund are substantially similar to those of the Acquiring Fund due to the similarity of the Funds’ investment objectives and principal investment strategies, as noted above. The table below compares the principal risk factors of the Target Fund with those of the Acquiring Fund. These risks are described in the section entitled “Risk Descriptions.”

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Allspring Growth Balanced Fund (Target Fund)	Allspring Asset Allocation Fund (Acquiring Fund)
Debt Securities Risk	Debt Securities Risk
Derivatives Risk	Derivatives Risk
Emerging Markets Risk	Emerging Markets Risk
Equity Securities Risk	Equity Securities Risk
Foreign Currency Contracts Risk	Foreign Currency Contracts Risk
Foreign Investment Risk	Foreign Investment Risk
Futures Contracts Risk	Futures Contracts Risk
Growth/Value Investing Risk	Growth/Value Investing Risk
High Yield Securities Risk	High Yield Securities Risk
Management Risk	Management Risk
Market Risk	Market Risk
Mortgage- and Asset-Backed Securities Risk	Mortgage- and Asset-Backed Securities Risk
Options Risk	Options Risk
Smaller Company Securities Risk	Smaller Company Securities Risk
Swaps Risk	Swaps Risk
Underlying Funds Risk	Underlying Funds Risk
U.S. Government Obligations Risk	U.S. Government Obligations Risk

The Funds have other investment policies, practices and restrictions which, together with their related risks, are set forth in each Fund’s prospectus and SAI.

Fund Performance Comparison

The following bar charts and tables illustrate how each Fund’s returns have varied from year to year and compare each Fund’s returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Current month-end performance information is available for the Funds on the Allspring Funds website at allspringglobal.com. Following the Merger, the Acquiring Fund will be the accounting and performance survivor.

Calendar Year Total Returns for Class A Shares (%) for the Allspring Growth Balanced Fund
(Returns do not reflect sales charges and would be lower if they did)

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Highest Quarter: June 30, 2020	+14.41%
Lowest Quarter: March 31, 2020	-14.98%

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Average Annual Total Returns for the periods ended 12/31/2023 for the Allspring Growth Balanced Fund (returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	10/14/1998	7.70%	6.88%	5.50%
Class A (after taxes on distributions)	10/14/1998	7.67%	5.17%	4.41%
Class A (after taxes on distributions and the sale of Fund Shares)	10/14/1998	4.56%	4.90%	4.06%
Class C (before taxes)	10/1/1998	12.43%	7.35%	5.49%
Administrator Class (before taxes)	11/11/1994	14.48%	8.35%	6.35%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)		25.96%	15.16%	11.48%
Bloomberg U.S. Aggregate Bond Index (reflects nodeduction for fees, expenses, or taxes)		5.53%	1.10%	1.81%
Growth Balanced Blended Index (reflects no deduction for fees, expenses, or taxes)[1]		16.54%	8.82%	7.02%
MSCI ACWI ex USA Index (Net) (reflects no deduction for fees, expenses, or taxes)		15.62%	7.08%	3.83%
1.	Source: Allspring Funds Management, LLC. The Growth Balanced Blended Index is composed 45% of the Russell 3000® Index, 35% of the Bloomberg U.S. Aggregate Bond Index, and 20% of the MSCI ACWI ex USA Index (Net). Prior to November 30, 2017, the Growth Balanced Blended Index was composed 35% of the Bloomberg U.S. Aggregate Bond Index, 16.25% of the Russell 1000® Growth Index, 16.25% of the Russell 1000® Value Index, 16.25% of the S&P 500 Index, 9.75% of the MSCI EAFE Index (Net), and
6.50% of the Russell 2000® Index. You cannot invest directly in an index.

Calendar Year Total Returns for Class A Shares (%) for the Allspring Asset Allocation Fund
(Returns do not reflect sales charges and would be lower if they did)

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Highest Quarter: June 30, 2020	+14.53%
Lowest Quarter: March 31, 2020	-15.02%

Average Annual Total Returns for the periods ended 12/31/2023 for the Allspring Asset Allocation Fund (returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	7/29/1996	7.72%	6.91%	3.76%
Class A (after taxes on distributions)	7/29/1996	7.72%	5.24%	2.49%

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Average Annual Total Returns for the periods ended 12/31/2023 for the Allspring Asset Allocation Fund (returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (after taxes on distributions and the sale of Fund Shares)	7/29/1996	4.57%	4.98%	2.63%
Class C (before taxes)	10/3/2002	12.39%	7.51%	3.82%
Administrator Class (before taxes)	10/3/2002	14.49%	8.77%	4.75%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)		25.96%	15.16%	11.48%
Bloomberg U.S. Aggregate Bond Index (reflects nodeduction for fees, expenses, or taxes)		5.53%	1.10%	1.81%
Asset Allocation Blended Index (reflects no deduction for fees, expenses, or taxes)[1]		16.54%	8.82%	6.29%
MSCI ACWI ex USA Index (Net) (reflects no deduction for fees, expenses, or taxes)		15.62%	7.08%	3.83%
1.	Source: Allspring Funds Management, LLC. The Asset Allocation Blended Index is composed of 45% of the Russell 3000® Index, 35% of the Bloomberg U.S. Aggregate Bond Index and 20% of the MSCI ACWI ex USA Index (Net). Prior to June 16, 2018, it was comprised of 65% of the MSCI ACWI Index (Net) and 35% of the Bloomberg U.S. Aggregate Bond Index. You cannot invest directly in an index.

Shareholder Fee and Fund Expense Comparison

This section compares the fees and expenses you pay if you buy, hold, and sell shares of the Target Fund and the Acquiring Fund. For information about the share class of the Acquiring Fund that you will receive in connection with the Merger, please see the section entitled “Share Class Information” above.

The first table entitled “Shareholder Fees” allows you to compare the maximum sales charges of the Funds and includes a Pro Forma column that shows you what the sales charges will be assuming the Merger takes place. The sales charges for each class of shares of the Target Fund are identical to those of the class of shares of the Acquiring Fund. The Target Fund shareholders will not pay any front-end or deferred sales charges in connection with the Merger.

The second table entitled “Annual Fund Operating Expenses” allows you to compare the annual operating expenses of the Funds. The total annual fund operating expenses for both Funds set forth in the following table are based on the actual expenses incurred for each Fund’s fiscal year ended May 31, 2023. The pro forma expense column shows you what the total annual fund operating expenses (before and after waiver) would have been for the Acquiring Fund for the twelve-month period ended May 31, 2023, assuming the Merger had taken place at the beginning of that period.

Shareholder Fees (fees paid directly from your investment)
	Allspring Growth Balanced Fund (Pre-Merger)	Allspring Asset Allocation Fund (Pre-Merger)	Allspring Asset Allocation Fund (Pro Forma)
Class A
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%	5.75%	5.75%
Maximum deferred sales charge (load) (as a percentage of the offering price)	None[1]	None[1]	None[1]
Class C
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the offering price)	1.00%	1.00%	1.00%
Administrator Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None	None

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Shareholder Fees (fees paid directly from your investment)
	Allspring Growth Balanced Fund (Pre-Merger)	Allspring Asset Allocation Fund (Pre-Merger)	Allspring Asset Allocation Fund (Pro Forma)
Maximum deferred sales charge (load) (as a percentage of the offering price)	None	None	None
1.	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months from the date of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Allspring Growth Balanced Fund (Pre-Merger)	Allspring Asset Allocation Fund (Pre-Merger)	Allspring Asset Allocation Fund (Pro forma)
Class A
Management Fees	0.30%	0.28%	0.28%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.53%	0.47%	0.47%
Acquired Fund Fees and Expenses	0.44%	0.44%	0.44%
Total Annual Fund Operating Expenses	1.27%	1.19%	1.19%
Waiver of Fund Expenses	(0.15)%	(0.07)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver	1.12%[1]	1.12%[2]	1.12%[2]
Class C
Management Fees	0.30%	0.28%	0.28%
Distribution (12b-1) Fees	0.75%	0.75%	0.75%
Other Expenses	0.53%	0.47%	0.47%
Acquired Fund Fees and Expenses	0.44%	0.44%	0.44%
Total Annual Fund Operating Expenses	2.02%	1.94%	1.94%
Waiver of Fund Expenses	(0.15)%	(0.07)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver	1.87%[3]	1.87%[4]	1.87%[4]
Administrator Class
Management Fees	0.30%	0.28%	0.28%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.46%	0.40%	0.40%
Acquired Fund Fees and Expenses	0.44%	0.44%	0.44%
Total Annual Fund Operating Expenses	1.20%	1.12%	1.12%
Waiver of Fund Expenses	(0.25)%	(0.17)%	(0.17)%
Total Annual Fund Operating Expenses After Fee Waiver	0.95%[5]	0.95%[6]	0.95%[6]
1.	The Manager has contractually committed through September 30, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 1.12% for Class A. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios and funds invest and from money market funds, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
2.	The Manager has contractually committed through September 30, 2025, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 1.12% for Class A. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios and funds invest and from money market funds, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
3.	The Manager has contractually committed through September 30, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 1.87% for Class C. Brokerage commissions, stamp

15 |

duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios and funds invest and from money market funds, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
4.	The Manager has contractually committed through September 30, 2025, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 1.87% for Class C. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios and funds invest and from money market funds, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
5.	The Manager has contractually committed through September 30, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 0.95% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios and funds invest and from money market funds, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
6.	The Manager has contractually committed through September 30, 2025, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 0.95% for Administrator Class. Brokerage commissions, tamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios and funds invest and from money market funds, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Fund Expenses. The examples below are intended to help you compare the costs of investing in the Target Fund with the costs of investing in the Acquiring Fund, both before and after the Merger, and are for illustration only. The examples assume a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same, as in the tables above. To the extent that the Manager is waiving fees or reimbursing expenses, the examples assume that such waivers or reimbursements will only be in place through the dates indicated in the footnotes above (both pre-merger and pro forma). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Allspring Growth Balanced Fund (Pre-Merger)
Assuming you sold your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class A	$683	$941	$1,218	$2,008
Class C	$290	$619	$1,074	$2,336
Administrator Class	$97	$356	$636	$1,432
Assuming you held your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class C	$190	$619	$1,074	$2,336

Allspring Asset Allocation Fund (Pre-Merger)
Assuming you sold your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class A	$683	$918	$1,179	$1,923
Class C	$290	$595	$1,034	$2,253
Administrator Class	$97	$321	$583	$1,332
Assuming you held your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class C	$190	$595	$1,034	$2,253

Allspring Asset Allocation Fund (Pro forma)
Assuming you sold your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class A	$683	$918	$1,179	$1,923
Class C	$290	$595	$1,034	$2,253
Administrator Class	$97	$321	$583	$1,332
Assuming you held your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years

 | 16

Allspring Asset Allocation Fund (Pro forma)
Assuming you sold your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class C	$190	$595	$1,034	$2,253

Each Fund has a shareholder servicing fee of up to 0.25% for Class A and Administrator Class shares and 0.10%. Class C shares of each Fund have a shareholder servicing fee of 0.25% and a distribution fee (12b-1 fee) of 0.75%.

Fund Management Information

The following table identifies the manager, sub-adviser and portfolio managers for the Acquiring Fund. Further information about the management of the Acquiring Fund can be found under the section entitled “Management of the Funds.”

Allspring Asset Allocation Fund
Investment Manager	Allspring Funds Management, LLC
Investment Sub-adviser	Allspring Global Investments, LLC
Portfolio Manager, Title/Managed Since	Kandarp R. Acharya, CFA, FRM, Portfolio Manager / 2018 Petros N. Bocray, CFA, FRM, Portfolio Manager / 2018 Travis Keshemberg, CFA, CIPM, FRM, Portfolio Manager / 2022

Tax Information

It is expected that the Merger will qualify as a tax-free “reorganization” for U.S. federal income tax purposes under Section 368(a) of the Internal Revenue Code of 1986, as amended. A receipt of an opinion substantially to that effect from Troutman Pepper Hamilton Sanders LLP, tax counsel to the Acquiring Fund, is a condition to the obligation of the Funds to consummate the Merger. As a tax-free reorganization, the Merger will not be taxable to the Acquiring Fund, the Target Fund or their shareholders for U.S. federal income tax purposes. Even though the Merger is expected to be tax-free, because the Merger will end the tax year of the Target Fund, the Merger may accelerate taxable distributions from the Target Fund to its shareholders.

The cost basis and holding period of the Target Fund shares will carry over to the shares of the Acquiring Fund you receive as a result of the Merger, in each case for U.S. federal income tax purposes. At any time prior to the consummation of the Merger, a shareholder may redeem shares, usually resulting in recognition of a gain or loss for U.S. federal income tax purposes to the redeeming shareholder if the shareholder holds the shares in a taxable account.

A Fund’s net capital losses realized are permitted to be carried forward indefinitely to offset future capital gain. The Target Fund may be presently entitled to significant net capital loss carryforwards for U.S. federal income tax purposes, as detailed in “Material U.S. Federal Income Tax Consequences of the Merger.”

Before the Closing Date, the Target Fund does not expect to sell any of its portfolio securities in connection with repositioning its portfolio in anticipation of the Merger.

Certain other U.S. federal income tax consequences are discussed below under “Material U.S. Federal Income Tax Consequences of the Merger.”

ALLSPRING MODERATE BALANCED FUND INTO ALLSPRING SPECTRUM MODERATE GROWTH FUND

Share Class Information

The following table illustrates the share class of the Acquiring Fund you will receive in exchange for your Target Fund Shares as a result of the Merger. The Acquiring Fund share class to be received in exchange for the applicable Target Fund share class was chosen based on a consideration of expense structure and shareholder eligibility similarities.

If you own this class of shares of the Allspring Moderate Balanced Fund (Target Fund):	You will receive this class of shares of the Allspring Spectrum Moderate Growth Fund (Acquiring Fund):
Class A	Class A
Class C	Class C
Administrator Class	Institutional Class[1]

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If you own this class of shares of the Allspring Moderate Balanced Fund (Target Fund):	You will receive this class of shares of the Allspring Spectrum Moderate Growth Fund (Acquiring Fund):
Institutional Class	Institutional Class
1.	The Acquiring Fund does not offer Administrator Class. Target Fund Administrator Class shareholders will receive Institutional Class shares of the Acquiring Fund.

The Acquiring Fund Shares you will receive as a result of the Merger will have the same dollar value as your Target Fund Shares as of the close of business on the business day immediately prior to the Merger.

The procedures for buying, selling and exchanging shares of the Funds are identical. For additional information on how you can buy, sell or exchange shares of each Acquiring Fund see the section entitled “Account Information.” Additional information on how you can buy, sell or exchange shares of each Target Fund is available in the Target Funds’ prospectus and SAI. In addition, the distribution policies for the Funds are the same.

Investment Objective and Strategy Comparison

The following section compares the investment objectives and principal investment strategies of the Funds. The investment objectives of the Funds may be changed without shareholder approval.

The Funds’ investment objectives are similar. The Funds’ principal investment strategies are similar, although the Acquiring Fund has the ability to allocate a larger portion of its assets to stock funds than the Target Fund (55% vs. 50%) and may allocate up to 25% of its assets to inflation-sensitive funds and 15% of its assets to alternative investment funds, whereas the Target Fund does not make such allocations. In addition, the Target Fund may allocate a larger portion of its assets to bond funds than the Acquiring Fund (70% vs. 45%).

Allspring Moderate Balanced Fund (Target Fund)	Allspring Spectrum Moderate Growth Fund (Acquiring Fund)
INVESTMENT OBJECTIVES	INVESTMENT OBJECTIVES
The Fund seeks total return, consisting of current income and capital appreciation.	The Fund seeks a combination of capital appreciation and current income.
PRINCIPAL INVESTMENT STRATEGIES	PRINCIPAL INVESTMENT STRATEGIES

The Fund is a fund-of-funds that invests in various affiliated mutual funds (each, an “Underlying Fund”) employing a multi-asset, multi-style investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns.

The Fund is a fund-of-funds that invests in various affiliated and unaffiliated mutual funds and exchange-traded funds (“Underlying Funds”) to pursue its investment objective.
We seek to achieve the Fund’s investment objective by allocating up to 50% of its assets to equity securities and up to 70% of its assets to fixed income securities.

We seek to achieve the Fund’s investment objective by allocating up to 55% of its assets to stock funds, up to 45% of its assets to bond funds, up to 25% of its assets to inflation sensitive funds and up to 15% of its assets to alternative investment funds.

The Fund’s broad diversification may help to reduce the overall impact of any one asset class underperforming, but may also limit upside potential. The Fund may invest in Allspring Master Portfolios, in other Allspring Funds, or directly in securities.

The Fund’s broad diversification helps to reduce the overall impact of any one asset class underperforming, but may also limit upside potential.
The Fund’s “neutral” allocation is as follows: ■ 60% of the Fund’s total assets in bond funds; and ■ 40% of the Fund’s total assets in stock funds.

The Fund’s “neutral” target allocation is as follows:

■

45% of the Fund’s total assets in stock funds;

■

37% of the Fund’s total assets in bond funds;

■

14% of the Fund’s total assets in inflation sensitive funds; and

■

4% of the Fund’s total assets in alternative investment funds.

We may adjust the Fund’s effective allocation throughout the year.

As part of managing the Fund’s level of risk, both in absolute terms and relative to its benchmark, we may make changes to the allocations among investment styles at any time. We may use cash flows or effect transactions to accomplish these changes.

We may adjust the Fund’s target allocation throughout the year.

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Allspring Moderate Balanced Fund (Target Fund)	Allspring Spectrum Moderate Growth Fund (Acquiring Fund)

The fixed income portion of the Fund employs a variety of investment styles, intended in the aggregate to reduce price and return volatility, and deliver more consistent returns. The Fund’s fixed income portion may invest in U.S. investment grade bonds, below investment grade (high yield) bonds, inflation protected bonds, and foreign issues.

The equity portion of the Fund blends multiple investment styles in an attempt to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. Equity holdings are diversified across U.S. large company, U.S. small company, international developed and emerging market stocks.

The Fund is a diversified portfolio of stock, bond, inflation sensitive, and alternative investment strategy funds, with an emphasis on stocks. Stock holdings are diversified across a wide range of stock fund styles, including large company, small company and international. Bond holdings are diversified across a wide range of bond fund styles that consist of short- to long-term income-producing securities, including U.S. Government obligations, corporate bonds, below investment-grade bonds, and foreign issues. Inflation sensitive holdings are allocated across funds with investment strategies commonly used to protect against the effects of inflation, which may include, but are not limited to, investments in inflation protected bonds, commodities, natural resources, precious metals, or real estate. Alternative investment holdings are allocated across funds that use alternative investment strategies, which may include, but are not limited to, risk premia, managed futures, merger arbitrage, global multi-asset, long-short, market neutral, or other tactical investment strategies. An Underlying Fund that is considered an “inflation sensitive fund” or “alternative investment fund” may hold equity and/or fixed income securities as part of its underlying portfolio holdings. We consider the Underlying Fund’s overall strategy in determining whether it is a “stock fund,” “bond fund,” “inflation sensitive fund,” or “alternative investment fund” for purposes of making investments consistent with the Fund’s target allocations.

In addition, certain of the fixed income and equity master portfolios in which the Fund invests may employ a variety of derivative instruments such as futures, options and swap agreements. To the extent that one or more master portfolios is invested in such derivatives, the Fund will be exposed to the risks associated with such investments.

Not in the Fund’s strategy.
Not in the Fund’s strategy.

We employ both quantitative analysis and qualitative judgments in making tactical allocations among asset classes. Quantitative analysis involves the use of proprietary asset allocation models, which employ various valuation techniques. Qualitative judgments are made based on assessments of a number of factors, including economic conditions, corporate earnings, monetary policy, market valuations, investor sentiment, and market technicals. Changes to effective allocations in the Fund may be implemented with index futures contracts or by buying and selling Underlying Funds, or both.

The Fund will incorporate a Tactical Asset Allocation (TAA) Overlay strategy which invests in long and/or short positions in exchange-traded futures contracts across a variety of asset classes, which include, but are not limited to, stocks,bonds, and currencies. The TAA Overlay strategy seeks to improve the Fund’s risk/return profile through the tactical use of futures contracts. The TAA Overlay uses qualitative and quantitative inputs to guide equity and fixed income exposures in the Fund. Dependent upon market conditions, the TAA Overlay may increase or decrease exposures to a given asset class.

The Fund incorporates a derivatives overlay strategy that contains three specific risk management components: 1.)Tactical Asset Allocation (TAA) Overlay, 2.) Volatility Management Overlay (VMO), and 3.) Tail Risk Management (TRM).Together these strategies will allow the Fund to attempt to manage short-term volatility, mitigate risk and/or improvereturns under certain market conditions. To execute this overlay strategy, the Fund invests in long and/or short positions in exchange-traded futures contracts across a variety of asset classes, which include, but are not limited to,stocks, bonds, and currencies.

Fundamental Investment Policy Comparison

The fundamental investment policies of the Funds, which may only be changed with shareholder approval, are identical. For a comparative chart of the Funds’ fundamental investment policies, please see Exhibit B.

Principal Risk Comparison

The principal risks of the Target Fund are similar to those of the Acquiring Fund due to the similarity of the Funds’ investment objectives and principal investment strategies, as noted above.

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The table below compares the principal risk factors of the Target Fund with those of the Acquiring Fund. These risks are described in the section entitled “Risk Descriptions.”

Allspring Moderate Balanced Fund (Target Fund)	Allspring Spectrum Moderate Growth Fund (Acquiring Fund)
Not a risk of the Fund.	Alternative Investment Risk
Debt Securities Risk	Debt Securities Risk
Derivatives Risk	Derivatives Risk
Emerging Markets Risk	Emerging Markets Risk
Equity Securities Risk	Equity Securities Risk
Foreign Currency Contracts Risk	Foreign Currency Contracts Risk
Foreign Investment Risk	Foreign Investment Risk
Futures Contracts Risk	Futures Contracts Risk
Growth/Value Investing Risk	Growth/Value Investing Risk
High Yield Securities Risk	High Yield Securities Risk
Not a principal risk of the Fund.	Inflation-Indexed Debt Securities Risk
Management Risk	Management Risk
Market Risk	Market Risk
Mortgage- and Asset-Backed Securities Risk	Mortgage- and Asset-Backed Securities Risk
Options Risk	Not a principal risk of the Fund.
Smaller Company Securities Risk	Smaller Company Securities Risk
Swaps Risk	Not a principal risk of the Fund.
Underlying Funds Risk	Underlying Funds Risk
U.S. Government Obligations Risk	U.S. Government Obligations Risk

The Funds have other investment policies, practices and restrictions which, together with their related risks, are set forth in each Fund’s prospectus and SAI.

Fund Performance Comparison

The following bar charts and tables illustrate how each Fund’s returns have varied from year to year and compare each Fund’s returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Current month-end performance information is available for the Funds on the Allspring Funds website at allspringglobal.com. Following the Merger, the Acquiring Fund will be the accounting and performance survivor.

Calendar Year Total Returns for Class A Shares (%) for the Allspring Moderate Balanced Fund
(Returns do not reflect sales charges and would be lower if they did)

|

Highest Quarter: June 30, 2020	+10.54%

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Lowest Quarter: March 31, 2020	-9.49%

Average Annual Total Returns for the periods ended 12/31/2023 for the Allspring Moderate Balanced Fund (returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	1/30/2004	4.39%	4.63%	4.05%
Class A (after taxes on distributions)	1/30/2004	4.05%	3.09%	2.31%
Class A (after taxes on distributions and the sale of Fund Shares)	1/30/2004	2.60%	3.17%	2.67%
Class C (before taxes)	1/30/2004	8.95%	5.09%	4.03%
Administrator Class (before taxes)	11/11/1994	11.05%	6.14%	4.93%
Institutional Class (before taxes)[1]	7/31/2018	11.12%	6.25%	4.98%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		5.53%	1.10%	1.81%
Russell 3000® Index (reflects no deduction for fees,expenses, or taxes)		25.96%	15.16%	11.48%
Moderate Balanced Blended Index (reflects no deduction for fees, expenses, or taxes)[2]		12.78%	6.55%	5.32%
Bloomberg U.S. Short Treasury 9-12 Months Index (reflects no deduction for fees, expenses, or taxes)		5.01%	1.82%	1.28%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)		42.68%	19.50%	14.86%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)		11.46%	10.91%	8.40%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		26.29%	15.69%	12.03%
MSCI EAFE Index (Net) (reflects no deduction for fees, expenses, or taxes)		18.24%	8.16%	4.28%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)		16.93%	9.97%	7.16%
1.	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect Institutional Class expenses. If these expenses had been included, returns for Institutional Class would be higher. The Administrator Class annual returns are substantially similar to what the Institutional Class annual returns would be because the Administrator and Institutional Class shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same expenses.
2.	Source: Allspring Funds Management, LLC. The Moderate Balanced Blended Index is composed 45% of the Bloomberg U.S. Aggregate Bond Index, 15% of the Bloomberg U.S. Short Treasury 9-12 Months Index, 10% of the Russell 1000® Growth Index, 10% of the Russell 1000® Value Index, 10% of the S&P 500 Index, 6% of the MSCI EAFE Index (Net), and 4% of the Russell 2000® Index. You cannot invest directly in an index.

21 |

Calendar Year Total Returns for Class A Shares (%) for the Allspring Spectrum Moderate Growth Fund
(Returns do not reflect sales charges and would be lower if they did)

|

Highest Quarter: June 30, 2020	+12.81%
Lowest Quarter: June 30, 2022	-9.90%

Average Annual Total Returns for the periods ended 12/31/2023 for the Spectrum Moderate Growth Fund (returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)[1]	2/10/2017	6.42%	6.59%	4.80%
Class C (before taxes)[2]	10/1/1997	11.05%	7.05%	5.05%
Class C (after taxes on distributions)[2]	10/1/1997	10.96%	5.32%	3.16%
Class C (after taxes on distributions and the sale of Fund Shares)[2]	10/1/1997	6.54%	5.16%	3.54%
Institutional Class (before taxes)[3]	7/31/2018	13.38%	8.22%	5.61%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)		25.96%	15.16%	11.48%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		5.53%	1.10%	1.81%
Spectrum Moderate Growth Blended Index (reflects no deduction for fees, expenses, or taxes)[4]		14.21%	7.81%	6.20%
Bloomberg U.S. TIPS Index (reflects no deduction for fees, expenses, or taxes)		3.90%	3.15%	2.42%
ICE BofA U.S. High Yield Constrained Index (reflects no deduction for fees, expenses, or taxes)		13.55%	5.22%	4.52%
MSCI ACWI ex USA Index (Net) (reflects no deduction for fees, expenses, or taxes)		15.62%	7.08%	3.83%
1.	Historical performance for the Class A shares prior to their inception reflects the performance of the Class C shares and includes the higher expenses applicable to the Class C shares. If these expenses had not been included, returns for the Class A shares would be higher.
2.	Prior to February 13, 2017, historical performance shown for the Class C shares reflects the performance of the Fund’s predecessor WealthBuilder Portfolio share class and does not reflect the front-end sales load previously attributable to the predecessor class. The expenses for Class C shares and the predecessor share class are similar.
3.	Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Class A shares adjusted to reflect that Institutional Class shares do not have a sales load but not adjusted to reflect Institutional Class expenses. If these expenses had been included, returns for Institutional Class would be higher. The Class A annual returns are substantially similar to what the Institutional Class annual returns would be because the Institutional Class and Class A shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same expenses or sales loads.
4.	Source: Allspring Funds Management, LLC. Spectrum Moderate Growth Blended Index is composed 32% of the Russell 3000® Index, 26% of the Bloomberg U.S. Aggregate Bond Index, 14% of the Bloomberg U.S. TIPS Index, 14% of ICE BofA U.S. High Yield Constrained Index, and 14% of the MSCI ACWI ex USA Index (Net). Effective November 2, 2020, the WealthBuilder Growth Balanced Blended Index, which was composed of 42% of the Russell 3000® Index, 40% of the Bloomberg U.S. Aggregate Bond Index, and

 | 22

18% of the MSCI ACWI ex USA Index (Net), was renamed the Spectrum Moderate Growth Blended Index. You cannot invest directly in an index.

Shareholder Fee and Fund Expense Comparison

This section compares the fees and expenses you pay if you buy, hold, and sell shares of the Target Fund and the Acquiring Fund. For information about the share class of the Acquiring Fund that you will receive in connection with the Merger, please see the section entitled “Share Class Information” above.

The first table entitled “Shareholder Fees” allows you to compare the maximum sales charges of the Funds and includes a Pro Forma column that shows you what the sales charges will be assuming the Merger takes place. The sales charges for each class of shares of the Target Fund are identical to those of the class of shares of the Acquiring Fund. The Target Fund shareholders will not pay any front-end or deferred sales charges in connection with the Merger.

The second table entitled “Annual Fund Operating Expenses” allows you to compare the annual operating expenses of the Funds. The total annual fund operating expenses for both Funds set forth in the following table are based on the actual expenses incurred for each Fund’s fiscal year ended May 31, 2023. The pro forma expense column shows you what the total annual fund operating expenses (before and after waiver) would have been for the Acquiring Fund for the twelve-month period ended May 31, 2023, assuming the Merger had taken place at the beginning of that period.

Shareholder Fees (fees paid directly from your investment)
	Allspring Moderate Balanced Fund (Pre-Merger)	Allspring Spectrum Moderate Growth Fund (Pre-Merger)	Allspring Spectrum Moderate Growth Fund (Pro Forma)
Class A
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%	5.75%	5.75%
Maximum deferred sales charge (load) (as a percentage of the offering price)	None[1]	None[1]	None[1]
Class C
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the offering price)	1.00%	1.00%	1.00%
Administrator Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	N/A2	N/A
Maximum deferred sales charge (load) (as a percentage of the offering price)	None	N/A2	N/A
Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the offering price)	None	None	None
1.	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months from the date of purchase.
2.	The Acquiring Fund does not offer Administrator Class. Target Fund Administrator Class shareholders will receive Institutional Class shares of the Acquiring Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Allspring Moderate Balanced Fund (Pre-Merger)	Allspring Spectrum Moderate Growth Fund (Pre-Merger)	Allspring Spectrum Moderate Growth Fund (Pro forma)
Class A
Management Fees	0.30%	0.25%	0.25%

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Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Allspring Moderate Balanced Fund (Pre-Merger)	Allspring Spectrum Moderate Growth Fund (Pre-Merger)	Allspring Spectrum Moderate Growth Fund (Pro forma)
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.62%	0.50%	0.49%
Acquired Fund Fees and Expenses	0.40%	0.36%	0.36%
Total Annual Fund Operating Expenses	1.32%	1.11%	1.10%
Waiver of Fund Expenses	(0.18)%	(0.01)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver	1.14%[1]	1.10%[2]	1.07%[3]
Class C
Management Fees	0.30%	0.25%	0.25%
Distribution (12b-1) Fees	0.75%	0.75%	0.75%
Other Expenses	0.62%	0.50%	0.49%
Acquired Fund Fees and Expenses	0.40%	0.36%	0.36%
Total Annual Fund Operating Expenses	2.07%	1.86%	1.85%
Waiver of Fund Expenses	(0.18)%	(0.01)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver	1.89%[4]	1.85%[5]	1.82%[6]
1.	The Manager has contractually committed through September 30, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 1.14% for Class A . Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios and funds invest and from money market funds, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
2.	The Manager has contractually committed through September 30, 2025, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 0.74% for Class A. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
3.	Effective upon the closing of the Merger, the Manager has contractually committed through September 30, 2025, to waive fees and/or reimburse expenses to the extent necessary to cap the Total Annual Fund Operating Expenses After Fee Waivers at 0.71% for Class A. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
4.	The Manager has contractually committed through September 30, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 1.89% for Class C. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios and funds invest and from money market funds, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
5.	The Manager has contractually committed through September 30, 2025, to waive fees and/or reimburse expenses to the extent necessary to cap the Total Annual Fund Operating Expenses After Fee Waivers at 1.49% for Class C. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
6.	Effective upon the closing of the Merger, the Manager has contractually committed through September 30, 2025, to waive fees and/or reimburse expenses to the extent necessary to cap the Total Annual Fund Operating Expenses After Fee Waivers at 1.46% for Class C. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

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Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Allspring Moderate Balanced Fund Institutional Class (Pre-Merger)	Allspring Moderate Balanced Fund Administrator Class (Pre-Merger)	Allspring Spectrum Moderate Growth Fund Institutional Class (Pre-Merger)	Allspring Spectrum Moderate Growth Fund Institutional Class (Pro forma)
Management Fees	0.30%	0.30%	0.25%	0.25%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.30%	0.55%	0.18%	0.17%
Acquired Fund Fees and Expenses	0.40%	0.40%	0.36%	0.36%
Total Annual Fund Operating Expenses	1.00%	1.25%	0.79%	0.78%
Waiver of Fund Expenses	(0.20)%	(0.35)%	(0.01)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver	0.80%[1]	0.90%[2]	0.78%[3]	0.75%[4]
1.	The Manager has contractually committed through September 30, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 0.80% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios and funds invest and from money market funds, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
2.	The Manager has contractually committed through September 30, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 0.90% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios and funds invest and from money market funds, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
3.	The Manager has contractually committed through September 30, 2025, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 0.42% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
4.	Effective upon the closing of the Merger, the Manager has contractually committed through September 30, 2025, to waive fees and/or reimburse expenses to the extent necessary to cap the Total Annual Fund Operating Expenses After Fee Waivers at 0.39% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Fund Expenses. The examples below are intended to help you compare the costs of investing in the Target Fund with the costs of investing in the Acquiring Fund, both before and after the Merger, and are for illustration only. The examples assume a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same, as in the tables above. To the extent that the Manager is waiving fees or reimbursing expenses, the examples assume that such waivers or reimbursements will only be in place through the dates indicated in the footnotes above (both pre-merger and pro forma). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Allspring Moderate Balanced Fund (Pre-Merger)
Assuming you sold your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class A	$685	$953	$1,241	$2,059
Class C	$292	$631	$1,097	$2,386
Administrator Class	$92	$362	$653	$1,480
Institutional Class	$82	$298	$533	$1,206
Assuming you held your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class C	$192	$631	$1,097	$2,386

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Allspring Spectrum Moderate Growth Fund (Pre-Merger)
Assuming you sold your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class A	$681	$905	$1,146	$1,838
Class C	$288	$583	$1,004	$2,178
Institutional Class	$80	$250	$437	$976
Assuming you held your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class C	$188	$583	$1,004	$2,178

Allspring Spectrum Moderate Growth Fund (Pro forma)
Assuming you sold your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class A	$678	$899	$1,141	$1,833
Class C	$285	$576	$995	$2,164
Institutional Class	$77	$243	$427	$960
Assuming you held your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class C	$185	$576	$995	$2,164

Each Fund has a shareholder servicing fee of up to 0.25% for Class A and Administrator Class Shares. Class C shares of each Fund have a shareholder servicing fee of 0.25% and a distribution fee (12b-1 fee) of 0.75%. Institutional Class Shares of each Fund do not pay a distribution fee (12b-1 fee) or a shareholder servicing fee. Administrator Class Shares of the Target Fund have a shareholder servicing fee of up to 0.25%. Administrator Class shareholders of the Target Fund will receive Institutional Class Shares of the Acquiring Fund in the Merger.

Fund Management Information

The following table identifies the manager, sub-adviser and portfolio managers for the Acquiring Fund. Further information about the management of the Acquiring Fund can be found under the section entitled “Management of the Funds.”

Allspring Spectrum Moderate Growth Fund
Investment Manager	Allspring Funds Management, LLC
Investment Sub-adviser	Allspring Global Investments, LLC
Portfolio Manager, Title/Managed Since	Kandarp R. Acharya, CFA, FRM, Portfolio Manager / 2013 Petros N. Bocray, CFA, FRM, Portfolio Manager / 2022 Travis Keshemberg, CFA, CIPM, FRM, Portfolio Manager / 2018

Tax Information

It is expected that the Merger will qualify as a tax-free “reorganization” for U.S. federal income tax purposes under Section 368(a) of the Internal Revenue Code of 1986, as amended. A receipt of an opinion substantially to that effect from Troutman Pepper Hamilton Sanders LLP, tax counsel to the Acquiring Fund, is a condition to the obligation of the Funds to consummate the Merger. As a tax-free reorganization, the Merger will not be taxable to the Acquiring Fund, the Target Fund or their shareholders for U.S. federal income tax purposes. Even though the Merger is expected to be tax-free, because the Merger will end the tax year of the Target Fund, the Merger may accelerate taxable distributions from the Target Fund to its shareholders.

The cost basis and holding period of the Target Fund shares will carry over to the shares of the Acquiring Fund you receive as a result of the Merger, in each case for U.S. federal income tax purposes. At any time prior to the consummation of the Merger, a shareholder may redeem shares, usually resulting in recognition of a gain or loss for U.S. federal income tax purposes to the redeeming shareholder if the shareholder holds the shares in a taxable account.

A Fund’s net capital losses realized are permitted to be carried forward indefinitely to offset future capital gain. The Target Fund may be presently entitled to significant net capital loss carryforwards for U.S. federal income tax purposes, as detailed in “Material U.S. Federal Income Tax Consequences of the Merger.”

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Prior to the Merger, the Target Fund expects to sell a substantial portion of the underlying funds it holds to more closely align, where possible, with the underlying holdings of the Acquiring Fund in anticipation of the Merger. The changes to the Target Fund’s underlying holdings will be in alignment with the Target Fund’s current investment strategies. These transactions will result in additional transaction costs to the Target Fund and may result in increased taxable distributions to shareholders of the Target Fund. We expect the Target Fund to indirectly bear approximately $1,000 of the transaction costs (representing less than 0.01% of the Target Fund’s assets). This estimate of transaction costs is predicated on an assumption that the Target Fund is expected to sell approximately 68% of its portfolio between the portfolio realignment and the transactions immediately prior to the Merger. Transaction costs are dependent on market conditions and actual securities traded; costs could be higher or lower for securities based on liquidity. Understanding that there is a cost to trading, the portfolio management teams and traders will make every effort to minimize transaction costs. These potential transactions are estimated to result in possible net realized gains of $950,000 (approximately $0.19 per share). The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any net realized capital gain from sales that occur prior to the Merger will be distributed to the Target Fund’s shareholders as capital gain distributions (to the extent of the excess of net long-term capital gain over net short-term capital loss) and/ or ordinary dividends (to the extent of the excess of net short-term capital gain over net long-term capital loss) during or with respect to the year of sale (after reduction by any available capital loss carryforwards), and such distributions will be taxable to shareholders. This portfolio turnover would be in addition to the portfolio turnover that would be experienced by the Acquiring Fund following the Merger in connection with its normal investment operations. As of September 30, 2023, the Target Fund’s assets were approximately $95 million and as of this date the Target Fund had net unrealized gains of $1.4 million. In addition, it is expected that the Target Fund may hold a larger amount of cash during this period in connection with repositioning its portfolio. As a result, the Fund may not be invested pursuant to its principal investment strategies.

Certain other U.S. federal income tax consequences are discussed below under “Material U.S. Federal Income Tax Consequences of the Merger.”

ALLSPRING SMALL CAP FUND INTO ALLSPRING SMALL COMPANY VALUE FUND

Share Class Information

The following table illustrates the share class of the Acquiring Fund you will receive in exchange for your Target Fund Shares as a result of the Merger. The Acquiring Fund share class to be received in exchange for the applicable Target Fund share class was chosen based on a consideration of expense structure and shareholder eligibility similarities.

If you own this class of shares of the Allspring Small Cap Fund(Target Fund):	You will receive this class of shares of the Allspring Small Company Value Fund(Acquiring Fund):
Class A	Class A
Class C	Class C
Class R6	Class R6
Administrator Class	Administrator Class
Institutional Class	Institutional Class

In the Merger, the Allspring Small Cap Fund will transfer all of its assets to the Allspring Small Company Value Portfolio (the “Master Portfolio”), a series of Allspring Master Trust in which the Allspring Small Company Value Fund invests, in exchange for interests in the Master Portfolio. Immediately thereafter, the Allspring Small Cap Fund will transfer all of its assets (i.e., its interests in the Master Portfolio) to the Allspring Small Company Value Fund in exchange for Allspring Small Company Value Fund Shares that correspond to those transferred from the Allspring Small Cap Fund to the Master Portfolio. The Allspring Small Company Value Fund Shares transferred to the Allspring Small Cap Fund will then be distributed to shareholders of the Allspring Small Cap Fund.

The Acquiring Fund Shares you will receive as a result of the Merger will have the same dollar value as your Target Fund Shares as of the close of business on the business day immediately prior to the Merger.

The procedures for buying, selling and exchanging shares of the Funds are identical. For additional information on how you can buy, sell or exchange shares of each Acquiring Fund see the section entitled “Account Information.” Additional information on how you can buy, sell or exchange shares of each Target Fund is available in the Target Funds’ prospectus and SAI. In addition, the distribution policies for the Funds are the same.

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Investment Objective and Strategy Comparison

The following section compares the investment objectives and principal investment strategies of the Funds. The Acquiring Fund is a feeder fund in a master/feeder structure. In this structure, the Acquiring Fund invests substantially all of its assets in a master portfolio (the Allspring Small Company Value Portfolio, a series of Allspring Master Trust) whose investment objective and strategies are substantially similar to the Acquiring Fund’s investment objective and strategies. References to the investment activities of the Acquiring Fund are intended to refer to the investment activities of the Allspring Small Company Value Portfolio in which it invests.The investment objectives of the Funds may be changed without shareholder approval.

The Funds’ investment objectives are the same. Both Funds have substantially similar strategies in that they invest in equity securities of small-capitalization companies, which the Target Fund defines as companies within the range of the Russell 2500 Index at the time of purchase and which the Acquiring Fund defines as companies with market capitalizations within the range of the Russell 2000 Index at the time of purchase. The Acquiring Fund invests substantially all of its assets in a master portfolio with a substantially identical investment objective and substantially similar investment strategies as the Acquiring Fund, while the Target Fund invests its assets directly in securities.

Allspring Small Cap Fund (Target Fund)	Allspring Small Company Value Fund (Acquiring Fund)
INVESTMENT OBJECTIVES	INVESTMENT OBJECTIVES
The Fund seeks long-term capital appreciation.	The Fund seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES	PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, we invest:

■

at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes, if any) in equity securities of small-capitalization companies.

Under normal circumstances, we invest: ■ at least 80% of the Fund’s net assets in equity securities of small-capitalization companies.
Not in the strategy of the Fund.

The Fund is a feeder fund that invests substantially all of its assets in the Small Company Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other Allspring Funds, or directly in a portfolio of securities.

We invest principally in equity securities of small-capitalization companies, which we define as companies within the range of the Russell2500TMIndexat the time of purchase. The market capitalization range of the Russell 2500TM Index was $1.85 million to $1.86 billion as of June 30, 2023, and is expected to change frequently.

We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000® Index at the time of purchase. The market capitalization range of the Russell 2000® Index was approximately $31 million to $14.55 billion, as of August 31, 2023, and is expected to change frequently.

We invest in companies that we believe are underpriced yet have attractive growth prospects. Our analysis is based on the determination of a company’s “private market valuation,” which is the price an investor would be willing to pay for the entire company. We determine a company’s private market valuation based upon several different types of analysis. We carry out a fundamental analysis of a company’s cash flows, asset valuations, competitive factors, and other industry specific factors. We also gauge the company’s management strength, financial health, and growth potential in determining a company’s private market valuation. We place an emphasis on company management, even meeting with management in certain situations. Finally, we focus on the long-term strategic direction of the company. We then compare the private market valuation, as determined by these factors to the company’s public market valuation, and invest in the securities of those companies where we believe there is a significant gap between the two. We may sell an investment when its price no longer compares favorably with the company’s private market valuation. In addition, we may choose to sell an investment where the fundamentals deteriorate or the strategy of the management or the management itself changes.

Our team’s strategy is designed to provide exposure to small public companies with current stock prices that we believe do not accurately reflect their intrinsic values. We use bottom-up fundamental analysis (i.e., focusing on company-specific factors rather than broader market factors) to execute our investment philosophy which focuses on identifying three core alpha (i.e., excess returns relative to an index) drivers: value, quality partner, and contrarian. First and foremost, we believe a prospective company should possess attractive value characteristics such as being priced at a discount relative to peers and the company’s own historic valuation metrics. We also seek companies that are shareholder-friendly quality partner firms demonstrating favorable cash flow generating capabilities and that have the management, business model, products and resources to drive organic growth. Lastly, the investment should exhibit what we believe are contrarian characteristics and be in a unique position for value creation, yet, overlooked by the investment community. We may sell a stock when it becomes fairly valued or when signs of fundamental deterioration surface.

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Fundamental Investment Policy Comparison

The fundamental investment policies of the Funds, which may only be changed with shareholder approval, are identical. For a comparative chart of the Funds’ fundamental investment policies, please see Exhibit B.

Principal Risk Comparison

The principal risks of the Target Fund are substantially similar to those of the Acquiring Fund due to the similarity of the Funds’ investment objectives and principal investment strategies, as noted above. The table below compares the principal risk factors of the Target Fund with those of the Acquiring Fund. These risks are described in the section entitled “Risk Descriptions.”

Allspring Small Cap Fund (Target Fund)	Allspring Small Company Value Fund (Acquiring Fund)
Equity Securities Risk	Equity Securities Risk
Growth/Value Investing Risk	Growth/Value Investing Risk
Management Risk	Management Risk
Market Risk	Market Risk
Smaller Company Securities Risk	Smaller Company Securities Risk

The Funds have other investment policies, practices and restrictions which, together with their related risks, are set forth in each Fund’s prospectus and SAI.

Fund Performance Comparison

The following bar charts and tables illustrate how each Fund’s returns have varied from year to year and compare each Fund’s returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Current month-end performance information is available for the Funds on the Allspring Funds website at allspringglobal.com. Following the Merger, the Acquiring Fund will be the accounting and performance survivor.

Calendar Year Total Returns for Class A Shares (%) for the Allspring Small Cap Fund
(Returns do not reflect sales charges and would be lower if they did)

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Highest Quarter: December 31, 2020	+29.45%
Lowest Quarter: March 31, 2020	-37.12%

Average Annual Total Returns for the periods ended 12/31/2023 for the Allspring Small Cap Fund (returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	3/31/2008	3.99%	7.30%	5.00%

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Average Annual Total Returns for the periods ended 12/31/2023 for the Allspring Small Cap Fund (returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (after taxes on distributions)	3/31/2008	3.70%	5.01%	3.85%
Class A (after taxes on distributions and the sale of Fund Shares)	3/31/2008	2.52%	5.54%	3.89%
Class C (before taxes)	3/31/2008	8.47%	7.75%	4.99%
Class R6 (before taxes)[1]	5/29/2020	10.76%	9.03%	6.04%
Administrator Class (before taxes)	4/8/2005	10.37%	8.68%	5.76%
Institutional Class (before taxes)	4/8/2005	10.64%	8.93%	5.99%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)		16.93%	9.97%	7.16%
1.	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

Calendar Year Total Returns for Class A Shares (%) for the Allspring Small Company Value Fund
(Returns do not reflect sales charges and would be lower if they did)

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Highest Quarter: December 31, 2020	+31.40%
Lowest Quarter: March 31, 2020	-35.11%

Average Annual Total Returns for the periods ended 12/31/2023 for the Allspring Small Company Value Fund (returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	1/31/2002	8.57%	10.22%	6.68%
Class A (after taxes on distributions)	1/31/2002	8.23%	9.52%	6.31%
Class A (after taxes on distributions and the sale of Fund Shares)	1/31/2002	5.07%	7.98%	5.32%
Class C (before taxes)	8/30/2002	13.29%	10.73%	6.69%
Class R6 (before taxes)[1]	10/31/2016	15.65%	11.98%	7.70%
Administrator Class (before taxes)	1/31/2002	15.31%	11.63%	7.44%
Institutional Class (before taxes)	7/30/2010	15.53%	11.86%	7.66%

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Average Annual Total Returns for the periods ended 12/31/2023 for the Allspring Small Company Value Fund (returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)		25.96%	15.16%	11.48%
Russell 2000®Value Index (reflects no deduction for fees, expenses, or taxes)		14.65%	10.00%	6.76%
1.	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

Shareholder Fee and Fund Expense Comparison

This section compares the fees and expenses you pay if you buy, hold, and sell shares of the Target Fund and the Acquiring Fund. For information about the share class of the Acquiring Fund that you will receive in connection with the Merger, please see the section entitled “Share Class Information” above.

The first table entitled “Shareholder Fees” allows you to compare the maximum sales charges of the Funds and includes a Pro Forma column that shows you what the sales charges will be assuming the Merger takes place. The sales charges for each class of shares of the Target Fund are identical to those of the class of shares of the Acquiring Fund. The Target Fund shareholders will not pay any front-end or deferred sales charges in connection with the Merger.

The second table entitled “Annual Fund Operating Expenses” allows you to compare the annual operating expenses of the Funds. The total annual fund operating expenses for both Funds set forth in the following table are based on the actual expenses incurred for each Fund’s most recent fiscal year end (March 31, 2023 for the Target Fund and May 31, 2023 for the Acquiring Fund). The pro forma expense column shows you what the total annual fund operating expenses (before and after waiver) would have been for the Acquiring Fund for the twelve-month period ended May 31, 2023, assuming the Merger had taken place at the beginning of that period.

Shareholder Fees (fees paid directly from your investment)
	Allspring Small Cap Fund (Pre-Merger)	Allspring Small Company Value Fund (Pre-Merger)	Allspring Small Company Value Fund (Pro Forma)
Class A
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%	5.75%	5.75%
Maximum deferred sales charge (load) (as a percentage of the offering price)	None[1]	None[1]	None[1]
Class C
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the offering price)	1.00%	1.00%	1.00%
Class R6
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the offering price)	None	None	None
Administrator Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the offering price)	None	None	None
Institutional Class

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Shareholder Fees (fees paid directly from your investment)
	Allspring Small Cap Fund (Pre-Merger)	Allspring Small Company Value Fund (Pre-Merger)	Allspring Small Company Value Fund (Pro Forma)
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the offering price)	None	None	None
1.	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months from the date of purchase.

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Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Allspring Small Cap Fund (Pre-Merger)	Allspring Small Company Value Fund (Pre-Merger)	Allspring Small Company Value Fund (Pro forma)
Class A
Management Fees	0.85%	0.85%[1]	0.85%[1]
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.87%	0.46%	0.46%
Total Annual Fund Operating Expenses	1.72%	1.31%	1.31%
Waiver of Fund Expenses	(0.50)%	(0.16)%	(0.16)%
Total Annual Fund Operating Expenses After Fee Waiver	1.22%[2]	1.15%[3]	1.15%[3]
Class C
Management Fees	0.85%	0.85%[1]	0.85%[1]
Distribution (12b-1) Fees	0.75%	0.75%	0.75%
Other Expenses	0.87%	0.46%	0.46%
Total Annual Fund Operating Expenses	2.47%	2.06%	2.06%
Waiver of Fund Expenses	(0.50)%	(0.16)%	(0.16)%
Total Annual Fund Operating Expenses After Fee Waiver	1.97%[4]	1.90%[5]	1.90%[5]
Administrator Class
Management Fees	0.85%	0.85%[1]	0.85%[1]
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.80%	0.39%	0.39%
Total Annual Fund Operating Expenses	1.65%	1.24%	1.24%
Waiver of Fund Expenses	(0.50)%	(0.19)%	(0.19)%
Total Annual Fund Operating Expenses After Fee Waiver	1.15%[6]	1.05%[7]	1.05%[7]
Institutional Class
Management Fees	0.85%	0.85%[1]	0.85%[1]
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.55%	0.14%	0.14%
Total Annual Fund Operating Expenses	1.40%	0.99%	0.99%
Waiver of Fund Expenses	(0.50)%	(0.14)%	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver	0.90%[8]	0.85%[9]	0.85%[9]
Class R6
Management Fees	0.85%	0.85%[1]	0.85%[1]
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.45%	0.04%	0.04%
Total Annual Fund Operating Expenses	1.30%	0.89%	0.89%
Waiver of Fund Expenses	(0.50)%	(0.14)%	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver	0.80%[10]	0.75%[11]	0.75%[11]
1.	Includes the fees charged by the Manager for providing advisory services to the master portfolio in which the Fund invests substantially all of its assets.
2.	The Manager has contractually committed through July 31, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 1.22% for Class A. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
3.	The Manager has contractually committed through September 30, 2025, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 1.15% for Class A. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios

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and funds invest and from money market funds, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
4.	The Manager has contractually committed through July 31, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 1.97% for Class C. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
5.	The Manager has contractually committed through September 30, 2025, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 1.90% for Class C. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios and funds invest and from money market funds, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
6.	The Manager has contractually committed through July 31, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 1.15% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
7.	The Manager has contractually committed through September 30, 2025, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 1.05% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios and funds invest and from money market funds, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
8.	The Manager has contractually committed through July 31, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 0.90% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
9.	The Manager has contractually committed through September 30, 2025, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 0.85% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios and funds invest and from money market funds, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
10.	The Manager has contractually committed through July 31, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap the Total Annual Fund Operating Expenses After Fee Waivers at 0.80% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
11.	The Manager has contractually committed through September 30, 2025, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 0.75% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios and funds invest and from money market funds, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Fund Expenses. The examples below are intended to help you compare the costs of investing in the Target Fund with the costs of investing in the Acquiring Fund, both before and after the Merger, and are for illustration only. The examples assume a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same, as in the tables above. To the extent that the Manager is waiving fees or reimbursing expenses, the examples assume that such waivers or reimbursements will only be in place through the dates indicated in the footnotes above (both pre-merger and pro forma). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Allspring Small Cap Fund (Pre-Merger)
Assuming you sold your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class A	$692	$1,040	$1,411	$2,449
Class C	$300	$722	$1,271	$2,768
Administrator Class	$117	$471	$850	$1,913
Institutional Class	$92	$394	$718	$1,636
Class R6	$82	$363	$665	$1,524
Assuming you held your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years

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Allspring Small Cap Fund (Pre-Merger)
Assuming you sold your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class C	$200	$722	$1,271	$2,768

Allspring Small Company Value Fund (Pre-Merger)
Assuming you sold your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class A	$685	$936	$1,222	$2,036
Class C	$293	$614	$1,078	$2,363
Administrator Class	$107	$355	$643	$1,465
Institutional Class	$87	$287	$519	$1,187
Class R6	$77	$255	$465	$1,070
Assuming you held your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class C	$193	$614	$1,078	$2,363

Allspring Small Company Value Fund (Proforma)
Assuming you sold your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class A	$685	$936	$1,222	$2,036
Class C	$293	$614	$1,078	$2,363
Administrator Class	$107	$355	$643	$1,465
Institutional Class	$87	$287	$519	$1,187
Class R6	$77	$255	$465	$1,070
Assuming you held your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class C	$193	$614	$1,078	$2,363

Each Fund has a shareholder servicing fee of up to 0.25% for Class A and Administrator Class shares. Class C shares of each Fund have a shareholder servicing fee of 0.25% and a distribution fee (12b-1 fee) of 0.75%. Class R6 and Institutional shares of each fund do not pay a distribution fee (12b-1 fee) or a shareholder servicing fee.

Fund Management Information

The following table identifies the manager, sub-adviser and portfolio managers for the Acquiring Fund. Further information about the management of the Acquiring Fund can be found under the section entitled “Management of the Funds.”

Allspring Small Company Value Fund
Investment Manager	Allspring Funds Management, LLC
Investment Sub-adviser	Allspring Global Investments, LLC
Portfolio Manager, Title/Managed Since	Jeff Goverman, Portfolio Manager / 2018 Gustaf Little, Portfolio Manager / 2022 Garth R. Nisbet, CFA, Portfolio Manager / 2018 Craig Pieringer, CFA, Portfolio Manager / 2018

Tax Information

It is expected that the Merger will qualify as a tax-free “reorganization” for U.S. federal income tax purposes under Section 368(a) of the Internal Revenue Code of 1986, as amended. A receipt of an opinion substantially to that effect from Goodwin Procter LLP, tax counsel to the Acquiring Fund, is a condition to the obligation of the Funds to consummate the Merger. As a tax-free reorganization, the Merger will not be taxable to the Acquiring Fund, the Target Fund or their shareholders for U.S. federal income tax purposes. Even though the Merger is expected to be tax-free, because the Merger will end the tax year of the Target Fund, the Merger may accelerate taxable distributions from the Target Fund to its shareholders.

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The cost basis and holding period of the Target Fund shares will carry over to the shares of the Acquiring Fund you receive as a result of the Merger, in each case for U.S. federal income tax purposes. At any time prior to the consummation of the Merger, a shareholder may redeem shares, usually resulting in recognition of a gain or loss for U.S. federal income tax purposes to the redeeming shareholder if the shareholder holds the shares in a taxable account.

A Fund’s net capital losses realized are permitted to be carried forward indefinitely to offset future capital gain. The Target Fund may be presently entitled to significant net capital loss carryforwards for U.S. federal income tax purposes, as detailed in “Material U.S. Federal Income Tax Consequences of the Merger.”

Before the Closing Date, the Target Fund expects to sell a substantial portion of its portfolio securities and buy portfolio securities in connection with repositioning its portfolio in anticipation of the Merger. As noted earlier, the Target Fund will transfer all of its assets to the Master Portfolio in exchange for interests in the Master Portfolio. Immediately thereafter, the Target Fund will transfer all of its assets (i.e., its interests in the Master Portfolio) to the Acquiring Fund in exchange for Acquiring Fund shares that correspond to those transferred from the Target Fund to the Master Portfolio. These transactions will result in additional transaction costs to the Target Fund and may result in increased taxable distributions to shareholders of the Target Fund. Potential transaction costs are estimated to be approximately $18,000 (representing approximately 0.05% of the Target Fund’s assets). This estimate of transaction costs is predicated on an assumption that the Target Fund is expected to sell approximately 95% of its portfolio. Transaction costs are dependent on market conditions and actual securities traded; costs could be higher or lower for securities based on liquidity. Understanding that there is a cost to trading, the portfolio management teams and traders will make every effort to minimize transaction costs. These potential transactions are estimated to result in possible net realized losses of $800,000 (approximately $0.51 per share). The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any net realized capital gain from sales that occur prior to the Merger will be distributed to the Target Fund’s shareholders as capital gain distributions (to the extent of the excess of net long-term capital gain over net short-term capital loss) and/ or ordinary dividends (to the extent of the excess of net short-term capital gain over net long-term capital loss) during or with respect to the year of sale (after reduction by any available capital loss carryforwards), and such distributions will be taxable to shareholders. This portfolio turnover would be in addition to the portfolio turnover that would be experienced by the Acquiring Fund following the Merger in connection with its normal investment operations. As of September 30, 2023, the Target Fund’s assets were approximately $36 million and as of this date the Target Fund had net unrealized losses of $0.8 million. In addition, it is expected that the Target Fund may hold a larger amount of cash during this period in connection with repositioning its portfolio. As a result, the Fund may not be invested pursuant to its principal investment strategies.

Certain other U.S. federal income tax consequences are discussed below under “Material U.S. Federal Income Tax Consequences of the Merger.”

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RISK DESCRIPTIONS

An investment in each Acquiring Fund is subject to certain risks. There is no assurance that the return of an Acquiring Fund will be positive or that an Acquiring Fund will meet its investment objective. An investment in an Acquiring Fund is not a deposit of a bank or its affiliates; is not insured, or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment. Like most investments, your investment in an Acquiring Fund could result in a loss of money. The following provides additional information regarding the various risks (in alphabetical order) of investing in an Acquiring Fund as referenced in the section entitled “Merger Summary - Principal Risk Comparison”.

Alternative Investment Risk. Alternative investment strategies, which may include, but are not limited to, investing in or having exposure to real estate, commodities (including precious metals), foreign currency, natural resources and other non-traditional investments, or following managed futures, event driven, global multi-asset, long-short, market neutral or other tactical investment strategies, may involve complex securities types or transactions and extensive short positions and/or focus on narrow segments of the market, which may increase and/or magnify the overall risks and volatility associated with the strategies. For example, investments in issuers that are principally engaged in real estate, including REITs, may subject a Fund to risks similar to those associated with direct ownership of real estate, such as changes in real estate values, property taxes, interest rates, adequacy of available financing and market conditions. In addition, prices of commodities, which include precious metals, may be significantly affected by various environmental, economic, financial and political factors, all of which may be unpredictable. Also, investments in global markets or securities that are denominated in foreign currencies give rise to foreign currency exposure. Foreign currencies may decline in value relative to the U.S. dollar and adversely affect the value of investments in foreign currencies and securities denominated in foreign currencies. In addition, following a long-short strategy typically involves an Underlying Fund’s sale of a security that it does not own. If the price of the security sold short increases, the Underlying Fund would incur a loss; conversely, if the price declines, the Underlying Fund would realize a gain. Although the gain is limited by the price at which the security was sold short, a loss is potentially unlimited.

Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable or unwilling, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. The credit quality of a debt security may deteriorate rapidly and cause significant deterioration in the Fund’s net asset value. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Some debt securities give the issuers the option to call, redeem or prepay the securities before their maturity dates. If an issuer calls, redeems or prepays a debt security during a time of declining interest rates, the Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Changes in market conditions and government policies may lead to periods of heightened volatility in the debt securities market, reduced liquidity Fund investments and an increase in Fund redemptions.

Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the derivatives’ underlying assets, indexes or rates and the derivatives themselves, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or mitigate) the risk of a position or security held by the Fund. The success of a derivative strategy will be affected by the portfolio manager’s ability to assess and predict market or economic developments and their impact on the derivatives’ underlying assets, indexes or reference rates, as well as the derivatives themselves. Certain derivative instruments may become illiquid and, as a result, may be difficult to sell when the portfolio manager believes it would be appropriate to do so. Certain derivatives create leverage, which can magnify the impact of a decline in the value of their underlying assets, indexes or reference rates, and increase the volatility of the Fund’s net asset value.

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Certain derivatives (e.g., over-the-counter swaps) are also subject to the risk that the counterparty to the derivative contract will be unwilling or unable to fulfill its contractual obligations, which may cause a Fund to lose money, suffer delays or incur costs arising from holding or selling an underlying asset. Changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Emerging Markets Risk. Emerging market securities typically present even greater exposure to the risks described under “Foreign Investment Risk” and may be particularly sensitive to global economic conditions. For example, emerging market countries are typically more dependent on exports and are, therefore, more vulnerable to recessions in other countries. Emerging markets tend to have less developed legal and financial systems and a smaller market capitalization than markets in developed countries. Some emerging markets are subject to greater political instability. Additionally, emerging markets may have more volatile currencies and be more sensitive than developed markets to a variety of economic factors, including inflation. Emerging market securities are also typically less liquid than securities of developed countries and could be difficult to sell, particularly during a market downturn.

Equity Securities Risk. The values of equity securities may experience periods of substantial price volatility and may decline significantly over short time periods. In general, the values of equity securities are more volatile than those of debt securities. Equity securities fluctuate in value and price in response to factors specific to the issuer of the security, such as management performance, financial condition, and market demand for the issuer’s products or services, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Investing in equity securities poses risks specific to an issuer, as well as to the particular type of company issuing the equity securities. For example, investing in the equity securities of small- or mid-capitalization companies can involve greater risk than is customarily associated with investing in stocks of larger, more-established companies. Different parts of a market, industry and sector may react differently to adverse issuer, market, regulatory, political, and economic developments. Negative news or a poor outlook for a particular industry or sector can cause the share prices of securities of companies in that industry or sector to decline. This risk may be heightened for a Fund that invests a substantial portion of its assets in a particular industry or sector.

Focused Portfolio Risk. Changes in the value of a small number of issuers are likely to have a larger impact on a Fund’s net asset value than if the Fund held a greater number of issuers.

Foreign Currency Contracts Risk. A Fund that enters into forwards or other foreign currency contracts, which are a type of derivative, is subject to the risk that the portfolio manager may be incorrect in his or her judgment of future exchange rate changes. The Fund’s gains from positions in foreign currency contracts may accelerate and/or lead to recharacterization of the Fund’s income or gains and its distributions to shareholders. The Fund’s losses from such positions may also lead to recharacterization of the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign investments may involve exposure to changes in foreign currency exchange rates. Such changes may reduce the U.S. dollar value of the investments. Foreign investments may be subject to additional risks, such as potentially higher withholding and other taxes, and may also be subject to greater trade settlement, custodial, and other operational risks than domestic investments. Certain foreign markets may also be characterized by less stringent investor protection and disclosure standards.

Futures Contracts Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes, and there may at times not be a liquid secondary market for certain futures contracts.

Growth/Value Investing Risk. Securities that exhibit certain characteristics, such as growth characteristics or value characteristics, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or in securities that exhibit different characteristics.

High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are considered speculative and have a much greater risk of default (or in the case of bonds currently in

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default, of not returning principal) and their values tend to be more volatile than higher-rated securities with similar maturities. Additionally, these securities tend to be less liquid and more difficult to value than higher-rated securities.

Inflation-Indexed Debt Securities Risk. The principal value of an inflation-indexed debt security is periodically adjusted according to the rate of inflation and, as a result, a Fund’s yield and return will be affected by changes in the rate of inflation. If the reference inflation index rate falls, the principal value of an inflation-indexed debt security will decline, which will cause the value of the Fund’s shares and the amount of interest payable on such security to be reduced.

Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the Fund’s investment objective may not produce the returns expected, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, inflation, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on a Fund and its investments. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities are subject to risk of default on the underlying mortgages or assets, particularly during periods of economic downturn. Defaults on the underlying mortgages or assets may cause such securities to decline in value and become less liquid. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates than instruments with fixed payment schedules. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. When interest rates decline or are low, borrowers may pay off their mortgage or other debts sooner than expected, which can reduce the returns of a Fund. Funds that may enter into mortgage dollar roll transactions are subject to the risk that the market value of the securities that are required to be repurchased in the future may decline below the agreed upon repurchase price. They also involve the risk that the party to whom the securities are sold may become insolvent, limiting a Fund’s ability to repurchase securities at the agreed upon price.

Options Risk. A Fund that purchases options, which are a type of derivative, is subject to the risk that gains, if any, realized on the position, will be less than the amount paid as premiums to the writer of the option. A Fund that writes options receives a premium that may be small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. A Fund that writes covered call options gives up the opportunity to profit from any price increase in the underlying security above the option exercise price while the option is in effect. Options may be more volatile than the underlying instruments. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities, and there may at times not be a liquid secondary market for certain options.

Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than those of larger companies. Smaller companies may have no or relatively short operating histories, limited financial resources or may have recently become public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

Swaps Risk. Depending on their structure, swap agreements and options to enter into swap agreements (“swaptions”), both of which are types of derivatives, may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage-backed securities, corporate borrowing rates, or credit events or other reference points such as security prices or inflation rates.

Underlying Funds Risk. The risks associated with a Fund include the risks related to each Underlying Fund in which the Fund invests. To the extent that an Underlying Fund actively trades its securities, the Fund will experience the consequences of a higher-than-average portfolio turnover rate, such as increased trading expenses and higher

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short-term capital gains. Investments in the Fund result in your incurring higher expenses than if you were to invest directly in the Underlying Funds in which the Fund invests.

U.S. Government Obligations Risk. U.S. Government obligations may be adversely impacted by changes in interest rates, and securities issued or guaranteed by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations or its creditworthiness declines, the performance of a Fund that holds securities issued or guaranteed by the entity will be adversely impacted. U.S. Government obligations may be adversely affected by a default by, or decline in the credit quality, of the U.S. Government.

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MANAGEMENT OF THE FUNDS

The following provides additional information regarding the manager and sub-adviser of each Acquiring Fund as referenced in the section entitled “Merger Summary” and also provides expenses related to the operation of the Acquiring Funds.

MANAGER

Allspring Funds Management, headquartered at 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203, provides advisory and fund-level administrative services to each Acquiring Fund pursuant to an investment management agreement. Allspring Funds Management is a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. Allspring Funds Management is a registered investment adviser that provides advisory services for registered mutual funds, closed-end funds and other funds and accounts.

SUB-ADVISER

Allspring Investments is a registered investment adviser located at 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Allspring Investments, an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is a multi-boutique asset management firm committed to delivering superior investment services to institutional clients, including mutual funds.

MANAGEMENT AND SUB-ADVISORY FEES

As compensation for the investment management services Allspring Funds Management provides to each Acquiring Fund, Allspring Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of the Acquiring Fund’s average daily net assets.

Fund	Management Fee
Asset Allocation Fund	First $500M Next $500M Next $2B Next $2B Next $5B Over $10B	0.30% 0.28% 0.26% 0.24% 0.23% 0.22%
Special Mid Cap Value Fund	First $500M Next $500M Next $1B Next $2B Next $1B Next $5B Next $2B Next $4B Over $16B	0.750% 0.725% 0.700% 0.675% 0.650% 0.640% 0.630% 0.620% 0.610%
Spectrum Moderate Growth Fund	First $1B Next $4B Next $5B Over $10B	0.250% 0.225% 0.190% 0.180%

Because Allspring Small Company Value Fund invests all of its assets in a single master portfolio, no investment advisory services are currently provided at the Acquiring Fund level. However, in order to preserve flexibility to allow the Acquiring Fund to invest in more than one master portfolio of the Allspring Master Trust, the Acquiring Fund has a “dormant” advisory arrangement with Allspring Funds Management. Under the dormant advisory arrangement, Allspring Funds Management will receive no advisory fees from the Acquiring Fund as long as the Acquiring Fund continues to invest all (or substantially all) of its assets in a single master portfolio of Master Trust. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios (a gateway blended Fund), Allspring Funds Management would be entitled to receive an annual fee of 0.25% of the Acquiring Fund’s average daily net assets for providing investment advisory services to the Acquiring Fund, including a determination of the asset allocation of the Acquiring Fund’s investment in various master portfolios. If, in reliance upon current published “no-action” interpretative positions of the staff of the SEC, the Acquiring Fund redeems all or a

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portion of its assets from any master portfolio and invests those assets directly in a portfolio of securities, Allspring Funds Management expects that it would be entitled to receive the advisory rate (pass-through advisory fee) listed below which mirrors the current advisory fee charged by Allspring Funds Management to the Master Portfolio in which the Acquiring Fund invests for the management of those assets.

Feeder Fund	For Fund-Level Administrative Services		For combined Asset-Allocation Services and Fund-Level Administrative Services[1]	Annual Advisory Rate paid by Master Trust Portfolio[2] (as a percentage of net assets)
Allspring Small Company Value Fund	First $5B Next $5B Over $10B	0.050% 0.040% 0.030%	0.300% 0.290% 0.280%	First $500M Next $500M Next $1B Next $1B Next $1B Over $4B	0.800% 0.775% 0.750% 0.725% 0.700% 0.680%
1.	Represents the proposed fee payable to Allspring Funds Management for providing both asset-allocation services and Fund-level administrative services if the Fund converts into a fund-of-funds.
2.	Represents the advisory fee payable to Allspring Funds Management as investment adviser to the portfolio of Master Trust in which the Fund invests. Allspring Funds Management expects that this would be the proposed fee payable to Allspring Funds Management for providing advisory services if the Fund converts into a stand-alone Fund.

For providing investment sub-advisory services to the Acquiring Fund, Allspring Investments is entitled to receive monthly fees at the annual rates indicated below, which are stated as a percentage of the Acquiring Fund’s average daily net assets. Allspring Investments is compensated for its services by Allspring Funds Management from the fees Allspring Funds Management receives for its services as investment manager to the Acquiring Fund.

Fund	Sub-Advisory Fee
Asset Allocation Fund	First $250M Over $250M	0.10% 0.05%
Small Company Value Fund[1]	First $100M Next $100M Over $200M	0.550% 0.500% 0.400%
Special Mid Cap Value Fund	First $100M Next $100M Over $200M	0.45% 0.40% 0.30%
Spectrum Moderate Growth Fund	All Assets	0.15%
1.	Represents the sub-advisory fee payable by Allspring Funds Management to the referenced Sub-Adviser as Sub-Adviser to the portfolio of Master Trust in which the feeder Fund invests. Allspring Funds Management expects that this would be the proposed sub-advisory fee payable by Allspring Funds Management to the referenced Sub-Adviser as Sub-Adviser if the feeder Fund converts into a stand-alone Fund.

For the Acquiring Fund’s most recent fiscal year, the management fee paid to Allspring Funds Management, net of any applicable waivers and reimbursement was as follows:

Management Fees Paid
As a % of average daily net assets
Allspring Asset Allocation Fund	0.23%
Allspring Special Mid Cap Value Fund	0.66%
Allspring Spectrum Moderate Growth Fund	0.24%
Allspring Small Company Value Fund[1]	0.71%
1.	Reflects the fees charged by Allspring Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets.

For a discussion regarding the basis for the approval of each Acquiring Fund’s Management Agreement and Sub-Advisory Agreement by the Board, please see the Acquiring Fund’s most recent annual report.

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MULTI-MANAGER ARRANGEMENT

The Funds and Allspring Funds Management have obtained an exemptive order from the SEC that permits Allspring Funds Management, subject to Board approval, to select certain sub-advisers and enter into or amend sub-advisory agreements with them, without obtaining shareholder approval. The SEC order extends to sub-advisers that are not otherwise affiliated with Allspring Funds Management or the Funds, as well as sub-advisers that are wholly-owned subsidiaries of Allspring Funds Management or of a company that wholly owns Allspring Funds Management. In addition, the SEC staff, pursuant to no-action relief, has extended multi-manager relief to any affiliated sub-adviser,such as affiliated sub-advisers that are not wholly-owned subsidiaries of Allspring Funds Management or of a company that wholly owns Allspring Funds Management, provided certain conditions are satisfied (all such sub-advisers covered by the order or relief, “Multi-Manager Sub-Advisers”).

As such, Allspring Funds Management, with Board approval, may hire or replace Multi-Manager Sub-Advisers for each Fund that is eligible to rely on the order or relief. Allspring Funds Management, subject to Board oversight, has the responsibility to oversee Multi-Manager Sub-Advisers and to recommend their hiring, termination and replacement. If anew sub-adviser is hired for a Fund pursuant to the order or relief, the Fund is required to notify shareholders within 90days. The Funds are not required to disclose the individual fees that Allspring Funds Management pays to a Multi-Manager Sub-Adviser.

ADDITIONAL INFORMATION REGARDING THE EXPENSES OF THE FUNDS

The Target Fund and the Acquiring Fund each pay Allspring Funds Management a class-level administrative fee. The class-level administrative fee is applied on a class-by-class basis and at rates that differ among classes. Allspring Funds Management provides or obtains transfer agency services for the Target Fund and the Acquiring Fund as part of its class-level administrative service, and the administrative fee paid on a class-by-class basis is intended in part to compensate Allspring Funds Management for providing or obtaining those transfer agency services. The Target Fund’s and the Acquiring Fund’s SAI contains more information regarding the administration and transfer agency service fees borne by the Target Fund and the Acquiring Fund.

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MERGER INFORMATION

BOARD CONSIDERATIONS

C&B Mid Cap Value Fund into Special Mid Cap Value Fund

At a meeting of the Board of the Trust held on November 13-15, 2023, the Trustees, all of whom are not “interested persons,” as defined in the Investment Company Act of 1940, considered the merger of the Allspring C&B Mid Cap Value Fund into the Allspring Special Mid Cap Value Fund. In advance of the Meeting, Allspring Funds Management provided extensive background materials and analyses to the Board. These materials included the rationale for the proposed Merger, as well as information on the investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund; their respective fee arrangements, operating expense ratios, asset sizes, risk profiles and investment performance; and analyses of certain tax information, transaction cost information and the projected benefits of the Merger. Representatives of Allspring Funds Management presented these materials and responded to questions from the Board at the Meeting.

The Independent Trustees reviewed and discussed these materials and analyses with Allspring Funds Management and among themselves. The Independent Trustees were assisted in their evaluation of the Merger by independent legal counsel, with whom they met separately and from whom they received separate legal advice. After such review, discussion and evaluation, the Board unanimously approved the Plan for the Merger at the Meeting. In its deliberations, the Board considered that some of the projected benefits of the Merger would accrue to Allspring Funds Management and its affiliates, in addition to those that would accrue to the shareholders of the Target Fund and the Acquiring Fund. In this regard, the Board noted that Allspring Funds Management and its affiliates are likely to benefit from the elimination of duplicative expenses and the reduction of other associated operational costs resulting from the consolidation of funds with similar investment objectives and similar investment strategies. The Board also considered that, as the Target Fund is sub-advised by Cooke and Bieler, L.P., a third-party investment adviser (“Cooke and Bieler”), and the Acquiring Fund is sub-advised by Allspring Global Investments, LLC, an affiliate of Allspring Funds Management (“Allspring Global Investments”), the merger will result in an increase in the assets managed by Allspring Global Investments and the associated sub-advisory fees paid by Allspring Funds Management to Allspring Global Investments. The Board took into account these benefits, among others, in the context of focusing on Fund shareholder benefits and evaluating the Merger overall, and determined that merging the Target Fund into the Acquiring Fund would be in the best interests of both Funds. The Board further determined that the interests of the shareholders of the Target Fund and the Acquiring Fund would not be diluted as a result of the Merger.
In approving the Plan, the Board did not identify any particular information or consideration that was all-important or controlling, and each Independent Trustee likely attributed different weights to various factors.

The Board approved the Merger for the following reasons:

Overall Basis for Approval. The Board considered a number of factors in determining that the Merger would be in the best interest of the Target Fund. After taking into account the Funds’ similar investment objectives, substantially similar principal investment strategies, and the extent to which their investment strategies overlap and diverge, the Board considered that the Merger would result in a fund with limited long-term viability due to low and declining assets under management being merged into a fund with greater long-term viability and lower expenses.

The Board also reviewed Allspring Funds Management’s assessment of other possible options for the Target Fund, including liquidation of the Target Fund or continuing to operate the Target Fund as it is currently operating. The Board considered the long-term viability concerns of continuing to operate the Target Fund as it is currently operating due to outflows in the Target Funds’ assets and that a liquidation would result in a taxable event for shareholders of the Target Fund. The Board also considered that the Merger is expected to be tax-free and would allow shareholders of the Target Fund the opportunity to continue to participate in a fund with a substantially similar principal investment strategy.

Greater Potential Economies of Scale and Viability. The Board also considered that shareholders of both the Target Fund and the Acquiring Fund may benefit from the potential for greater economies of scale and viability in the future by consolidating the Target Fund into the Acquiring Fund that is expected by Allspring Funds Management to have greater potential for asset growth and viability following the Merger.

Compatible Investment Objectives and Investment Strategies. As described in the section titled “Merger Summary (Objectives, Strategies, Risks, Performance, Expense, Management and Tax Information) – Investment Objective and Strategy Comparison,” the Board considered that the investment objectives of the Target Fund and the Acquiring Fund

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are similar. The Board noted that the principal investment strategies of the Target Fund and the Acquiring Fund are substantially similar as both the Target Fund and the Acquiring Fund invest principally in equity securities of medium-capitalization companies. The Board considered any differences in the Target Fund’s and the Acquiring Fund’s investment objectives and principal investment strategies as part of its overall determination that participating in the Merger would be in the best interest of the Target Fund.

The Board noted that prior to the closing of the Merger, Allspring Funds Management will reposition the underlying holdings in the Target Fund. In that regard, the Board noted that approximately 88% of the underlying holdings will need to be sold to reposition the Target Fund and the remaining underlying holdings would be transferred in-kind. The Board also considered transaction costs and other related fees with respect to the Merger, as well as the tax implications.

Portfolio Management. The Board considered information regarding the qualifications, background, tenure, and responsibilities of the personnel of Allspring Global Investments who will be primarily responsible for the day-to-day portfolio management of the Acquiring Fund after the Merger.

Comparative Performance. The Board reviewed the performance of each share class of the Target Fund relative to the corresponding share class of the Acquiring Fund, and noted that the Acquiring Fund (Institutional Class) had outperformed the Target Fund (Institutional Class) for the three-, five-, and ten-year periods ended September 30, 2023, while the Target Fund (Institutional Class) had outperformed the Acquiring Fund (Institutional Class) for the one-year period ended September 30, 2023. In reviewing the comparative performance, the Board considered the similarities between the Funds’ investment objectives and principal investment strategies. Shareholders should consult the chart in the section titled “Merger Summary (Objectives, Strategies, Risks, Performance, Expense, Management and Tax Information) – Fund Performance Comparison” for more detailed performance information, including information about each Funds’ performance relative to that of its primary benchmark index.

Management and Sub-Advisory Fees. The Board noted that the management fee schedule for the Target Fund and Acquiring Fund are identical, and that the effective management fee paid by the Acquiring Fund to Allspring Funds Management is lower than the effective management fee paid by the Target Fund. The Board also noted that the sub-advisory fee schedule for the Target Fund is higher than the sub-advisory fee schedule for the Acquiring Fund.

Net Operating Expense Ratios of the Funds. The Board received information about the net operating expense caps for each of the Funds, including what is included and excluded from the caps. The Board considered that the net operating expense ratio and the net operating expense ratio cap of each share class of the Acquiring Fund is lower than that of each corresponding share class of the Target Fund and that the pro forma combined net operating expense ratio of each share class of the Acquiring Fund will be lower than that of each corresponding share class of the Target Fund, after giving effect to the Merger and taking into account fee waiver and expense reimbursement commitments by Allspring Funds Management. In this regard, the Board noted that Allspring Funds Management extended the Acquiring Fund’s net operating expense ratio cap through January 31, 2025, and that, thereafter, the cap may not be raised without Board approval. Shareholders should consult the section titled “Merger Summary (Objectives, Strategies, Risks, Performance, Expense, Management and Tax Information) – Shareholder Fee and Fund Expense Comparison” for more detailed operating expense ratio information.

Expenses of the Merger. The Board was advised that Allspring Funds Management or its affiliates will bear all expenses incurred in connection with the Merger (other than any brokerage or other transaction costs associated with the sale or purchase of portfolio securities in connection with the Merger). The Board also considered that Target Fund shareholders will not pay any front-end or deferred sales charges (as applicable) in connection with the Merger.

Conclusion. Ultimately, in the exercise of its business judgment, the Board determined that participating in the Merger would be in the best interests of the Target Fund and the Acquiring Fund. The Board further determined that the interests of the shareholders of both the Target Fund and the Acquiring Fund would not be diluted as a result of the Merger.

Growth Balanced Fund into Asset Allocation Fund

At a meeting of the Board of the Trust held on November 13-15, 2023, the Trustees, all of whom are not “interested persons,” as defined in the Investment Company Act of 1940, considered the merger of the Allspring Growth Balanced Fund into the Allspring Asset Allocation Fund. In advance of the Meeting, Allspring Funds Management provided extensive background materials and analyses to the Board. These materials included the rationale for the proposed Merger, as well as information on the investment objectives and principal investment strategies of the Target Fund and

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the Acquiring Fund; their respective fee arrangements, operating expense ratios, asset sizes, risk profiles and investment performance; and analyses of certain tax information, transaction cost information and the projected benefits of the Merger. Representatives of Allspring Funds Management presented these materials and responded to questions from the Board at the Meeting.

The Independent Trustees reviewed and discussed these materials and analyses with Allspring Funds Management and among themselves. The Independent Trustees were assisted in their evaluation of the Merger by independent legal counsel, with whom they met separately and from whom they received separate legal advice. After such review, discussion and evaluation, the Board unanimously approved the Plan for the Merger at the Meeting. In its deliberations, the Board considered that some of the projected benefits of the Merger would accrue to Allspring Funds Management and its affiliates, in addition to those that would accrue to the shareholders of the Target Fund and the Acquiring Fund. In this regard, the Board noted that Allspring Funds Management and its affiliates are likely to benefit from the elimination of duplicative expenses and the reduction of other associated operational costs resulting from the consolidation of funds with identical investment objectives and substantially similar investment strategies. The Board took into account these benefits, among others, in the context of focusing on Fund shareholder benefits and evaluating the Merger overall, and determined that merging the Target Fund into the Acquiring Fund would be in the best interests of both Funds. The Board further determined that the interests of the shareholders of the Target Fund and the Acquiring Fund would not be diluted as a result of the Merger.

In approving the Plan, the Board did not identify any particular information or consideration that was all-important or controlling, and each Independent Trustee likely attributed different weights to various factors.

The Board approved the Merger for the following reasons:

Overall Basis for Approval. The Board considered a number of factors in determining that the Merger would be in the best interest of the Target Fund. After taking into account the Funds’ identical investment objectives, substantially similar principal investment strategies, and the extent to which their investment strategies overlap and diverge, the Board considered that the Merger would result in a fund with limited long-term viability due to low and declining assets under management being merged into a fund with greater long-term viability.

The Board also reviewed Allspring Funds Management’s assessment of other possible options for the Target Fund, including liquidation of the Target Fund or continuing to operate the Target Fund as it is currently operating. The Board considered the long-term viability concerns of continuing to operate the Target Fund as it is currently operating due to outflows in the Target Funds’ assets and that a liquidation would result in a taxable event for shareholders of the Target Fund. The Board also considered that the Merger is expected to be tax-free and would allow shareholders of the Target Fund the opportunity to continue to participate in a fund with a similar investment program within the fund family.

Greater Potential Economies of Scale and Viability. The Board also considered that shareholders of both the Target Fund and the Acquiring Fund may benefit from the potential for greater economies of scale and viability in the future by consolidating the Target Fund into the Acquiring Fund that is expected by Allspring Funds Management to have greater potential for asset growth and viability following the Merger.

Compatible Investment Objectives and Investment Strategies. As described in the section titled “Merger Summary (Objectives, Strategies, Risks, Performance, Expense, Management and Tax Information) – Investment Objective and Strategy Comparison,” the Board considered that the investment objectives of the Target Fund and the Acquiring Fund are identical. The Board noted that the principal investment strategies of the Target Fund and the Acquiring Fund are substantially similar as each of the Target Fund and the Acquiring Fund are a fund-of-funds that invests in various affiliated mutual funds employing a multi-asset, multi-style investment approach.
The Board noted that Allspring Funds Management does not expect to reposition the underlying holdings in the Target Fund because the holdings and allocations of each of the Target Fund and the Acquiring Fund are already currently aligned.

Portfolio Management. The Board considered information regarding the qualifications, background, tenure, and responsibilities of the personnel of Allspring Global Investments who will be primarily responsible for the day-to-day portfolio management of the Acquiring Fund after the Merger, noting that Allspring Global Investments, LLC (“Allspring Global Investments”) currently serves as sub-adviser to each of the Target Fund and the Acquiring Fund and that the same portfolio management team manages both Funds.

Comparative Performance. The Board reviewed the performance of each share class of the Target Fund relative to the corresponding share class of the Acquiring Fund, and noted that the Acquiring Fund (Administrator Class) had

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outperformed the Target Fund (Administrator Class) for the one-, three-, and five-year periods ended September 30, 2023, while the Target Fund (Administrator Class) had outperformed the Acquiring Fund (Administrator Class) for the ten-year period ended September 30, 2023. In reviewing the comparative performance, the Board considered the similarities between the Funds’ investment objectives and principal investment strategies. Shareholders should consult the chart in the section titled “Merger Summary (Objectives, Strategies, Risks, Performance, Expense, Management and Tax Information) – Fund Performance Comparison” for more detailed performance information, including information about each Funds’ performance relative to that of its primary benchmark index.

Management and Sub-Advisory Fees. The Board noted that the management fee schedule for the Target Fund and Acquiring Fund are identical, and that the effective management fee paid by the Acquiring Fund to Allspring Funds Management is lower than the effective management fee paid by the Target Fund. The Board also noted that the sub-advisory fee schedule for the Target Fund and Acquiring Fund are identical.

Net Operating Expense Ratios of the Funds. The Board received information about the net operating expense caps for each of the Funds, including what is included and excluded from the caps. The Board considered that the net operating expense ratio and the net operating expense ratio cap of each share class of the Acquiring Fund is equal to that of each corresponding share class of the Target Fund and that the pro forma combined net operating expense ratio of each share class of the Acquiring Fund will be equal to that of each corresponding share class of the Target Fund, after giving effect to the Merger and taking into account fee waiver and expense reimbursement commitments by Allspring Funds Management. In this regard, the Board noted that Allspring Funds Management would extend the Acquiring Fund’s net operating expense ratio cap through September 30, 2025, and that, thereafter, the cap may not be raised without Board approval. Shareholders should consult the section titled “Merger Summary (Objectives, Strategies, Risks, Performance, Expense, Management and Tax Information) – Shareholder Fee and Fund Expense Comparison” for more detailed operating expense ratio information.

Expenses of the Merger. The Board was advised that Allspring Funds Management or its affiliates will bear all expenses incurred in connection with the Merger (other than any brokerage or other transaction costs associated with the sale or purchase of portfolio securities in connection with the Merger). The Board also considered that Target Fund shareholders will not pay any front-end or deferred sales charges (as applicable) in connection with the Merger.

Conclusion. Ultimately, in the exercise of its business judgment, the Board determined that participating in the Merger would be in the best interests of the Target Fund and the Acquiring Fund. The Board further determined that the interests of the shareholders of both the Target Fund and the Acquiring Fund would not be diluted as a result of the Merger.

Moderate Balanced Fund into Spectrum Moderate Growth Fund

At a meeting of the Board of the Trust held on November 13-15, 2023, the Trustees, all of whom are not “interested persons,” as defined in the Investment Company Act of 1940, considered the merger of the Allspring Moderate Balanced Fund into the Allspring Spectrum Moderate Growth Fund. In advance of the Meeting, Allspring Funds Management provided extensive background materials and analyses to the Board. These materials included the rationale for the proposed Merger, as well as information on the investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund; their respective fee arrangements, operating expense ratios, asset sizes, risk profiles and investment performance; and analyses of certain tax information, transaction cost information and the projected benefits of the Merger. Representatives of Allspring Funds Management presented these materials and responded to questions from the Board at the Meeting.

The Independent Trustees reviewed and discussed these materials and analyses with Allspring Funds Management and among themselves. The Independent Trustees were assisted in their evaluation of the Merger by independent legal counsel, with whom they met separately and from whom they received separate legal advice. After such review, discussion and evaluation, the Board unanimously approved the Plan for the Merger at the Meeting. In its deliberations, the Board considered that some of the projected benefits of the Merger would accrue to Allspring Funds Management and its affiliates, in addition to those that would accrue to the shareholders of the Target Fund and the Acquiring Fund. In this regard, the Board noted that Allspring Funds Management and its affiliates are likely to benefit from the elimination of duplicative expenses and the reduction of other associated operational costs resulting from the consolidation of funds with similar investment objectives and similar investment strategies. The Board took into account these benefits, among others, in the context of focusing on Fund shareholder benefits and evaluating the Merger overall, and determined that merging the Target Fund into the Acquiring Fund would be in the best interests of

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both Funds. The Board further determined that the interests of the shareholders of the Target Fund and the Acquiring Fund would not be diluted as a result of the Merger.

In approving the Plan, the Board did not identify any particular information or consideration that was all-important or controlling, and each Independent Trustee likely attributed different weights to various factors.

The Board approved the Merger for the following reasons:

Overall Basis for Approval. The Board considered a number of factors in determining that the Merger would be in the best interest of the Target Fund. After taking into account the Funds’ similar investment objectives, similar principal investment strategies, and the extent to which their investment strategies overlap and diverge, the Board considered that the Merger would result in a fund with limited long-term viability due to low and declining assets under management being merged into a fund with greater long-term viability and lower expenses.

The Board also reviewed Allspring Funds Management’s assessment of other possible options for the Target Fund, including liquidation of the Target Fund or continuing to operate the Target Fund as it is currently operating. The Board considered the long-term viability concerns of continuing to operate the Target Fund as it is currently operating due to outflows in the Target Funds’ assets and that a liquidation would result in a taxable event for shareholders of the Target Fund. The Board also considered that the Merger is expected to be tax-free and would allow shareholders of the Target Fund the opportunity to continue to participate in a fund with a similar investment program within the fund family.

Greater Potential Economies of Scale and Viability. The Board also considered that shareholders of both the Target Fund and the Acquiring Fund may benefit from the potential for greater economies of scale and viability in the future by consolidating the Target Fund into the Acquiring Fund that is expected by Allspring Funds Management to have greater potential for asset growth and viability following the Merger.

Compatible Investment Objectives and Investment Strategies. As described in the section titled “Merger Summary (Objectives, Strategies, Risks, Performance, Expense, Management and Tax Information) – Investment Objective and Strategy Comparison,” the Board considered that the investment objectives of the Target Fund and the Acquiring Fund are similar. The Board noted that the principal investment strategies of the Target Fund and the Acquiring Fund are similar as each of the Target Fund and the Acquiring Fund are a fund-of-funds that invests in various affiliated and unaffiliated mutual funds and exchange-traded funds. The Board noted the Acquiring Fund has the ability to allocate a larger portion of its assets to stock funds than the Target Fund (55% vs. 50%) and may allocate up to 25% of its assets to inflation-sensitive funds and 15% of its assets to alternative investment funds, whereas the Target Fund does not make such allocations. In addition, the Target Fund may allocate a larger portion of its assets to bond funds than the Acquiring Fund (70% vs. 45%).

The Board noted that prior to the closing of the Merger, Allspring Funds Management will reposition the underlying holdings in the Target Fund. In that regard, the Board noted that approximately 68% of the underlying holdings will need to be sold to reposition the Target Fund and the remaining underlying holdings would be transferred in-kind. The Board also considered transaction costs and other related fees with respect to the Merger, as well as the tax implications.

Portfolio Management. The Board considered information regarding the qualifications, background, tenure, and responsibilities of the personnel of Allspring Global Investments who will be primarily responsible for the day-to-day portfolio management of the Acquiring Fund after the Merger, noting that Allspring Global Investments, LLC currently serves as sub-adviser to each of the Target Fund and the Acquiring Fund and that the same portfolio management team manages both Funds.

Comparative Performance. The Board reviewed the performance of each share class of the Target Fund relative to the corresponding share class of the Acquiring Fund, and noted that the Acquiring Fund (Institutional Class) had outperformed the Target Fund (Institutional Class) for the one-, three-, five-, and ten-year periods ended September 30, 2023. In reviewing the comparative performance, the Board considered the similarities between the Funds’ investment objectives and principal investment strategies. Shareholders should consult the chart in the section titled “Merger Summary (Objectives, Strategies, Risks, Performance, Expense, Management and Tax Information) – Fund Performance Comparison” for more detailed performance information, including information about each Funds’ performance relative to that of its primary benchmark index.

Management and Sub-Advisory Fees. The Board noted that the management fee schedule for the the Acquiring Fund is lower than the management fee schedule for the Target Fund, and that the effective management fee paid by the

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Acquiring Fund to Allspring Funds Management is lower than the effective management fee paid by the Target Fund. The Board also noted that the sub-advisory fee schedule for the Acquiring Fund is higher than the sub-advisory fee schedule for the Target Fund.

Net Operating Expense Ratios of the Funds. The Board received information about the net operating expense caps for each of the Funds, including what is included and excluded from the caps. The Board considered that the net operating expense ratio and the net operating expense ratio cap of each share class of the Acquiring Fund is lower than that of each corresponding share class of the Target Fund and that the pro forma combined net operating expense ratio of each share class of the Acquiring Fund will be lower than that of each corresponding share class of the Target Fund, after giving effect to the Merger and taking into account fee waiver and expense reimbursement commitments by Allspring Funds Management. In this regard, the Board noted that Allspring Funds Management agreed to extend the Acquiring Fund’s net operating expense ratio cap through September 30, 2025, and that, thereafter, the cap may not be raised without Board approval. Shareholders should consult the section titled “Merger Summary (Objectives, Strategies, Risks, Performance, Expense, Management and Tax Information) – Shareholder Fee and Fund Expense Comparison” for more detailed operating expense ratio information.

Expenses of the Merger. The Board was advised that Allspring Funds Management or its affiliates will bear all expenses incurred in connection with the Merger (other than any brokerage or other transaction costs associated with the sale or purchase of portfolio securities in connection with the Merger). The Board also considered that Target Fund shareholders will not pay any front-end or deferred sales charges (as applicable) in connection with the Merger.

Conclusion. Ultimately, in the exercise of its business judgment, the Board determined that participating in the Merger would be in the best interests of the Target Fund and the Acquiring Fund. The Board further determined that the interests of the shareholders of both the Target Fund and the Acquiring Fund would not be diluted as a result of the Merger.

Small Cap Fund into Small Company Value Fund

At a meeting of the Board of the Trust held on November 13-15, 2023, the Trustees, all of whom are not “interested persons,” as defined in the Investment Company Act of 1940, considered the merger of the Allspring Small Cap Fund into the Allspring Small Company Value Fund. In advance of the Meeting, Allspring Funds Management provided extensive background materials and analyses to the Boards. These materials included the rationale for the proposed Merger, as well as information on the investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund; their respective fee arrangements, operating expense ratios, asset sizes, risk profiles and investment performance; and analyses of certain tax information, transaction cost information and the projected benefits of the Merger. Representatives of Allspring Funds Management presented these materials and responded to questions from the Boards at the Meeting.

The Boards noted that in the Merger, the Target Fund would transfer all of its assets to the Allspring Small Company Value Portfolio (the “Master Portfolio”), a series of Master Trust in which the Acquiring Fund invests, in exchange for interests in the Master Portfolio, and that immediately thereafter, the Target Fund would transfer all of its assets (i.e., its interests in the Master Portfolio) to the Acquiring Fund in exchange for Acquiring Fund shares that correspond to those transferred from the Target Fund to the Master Portfolio. The Boards noted that the Acquiring Fund shares transferred to the Target Fund would then be distributed to shareholders of the Target Fund.

The Independent Trustees reviewed and discussed the materials and analyses with Allspring Funds Management and among themselves. The Independent Trustees were assisted in their evaluation of the Merger by independent legal counsel, with whom they met separately and from whom they received separate legal advice. After such review, discussion and evaluation, the Boards unanimously approved the Plan for the Merger at the Meeting. In their deliberations, the Boards considered that some of the projected benefits of the Merger would accrue to Allspring Funds Management and its affiliates, in addition to those that would accrue to the shareholders of the Target Fund and the Acquiring Fund. In this regard, the Boards noted that Allspring Funds Management and its affiliates are likely to benefit from the elimination of duplicative expenses and the reduction of other associated operational costs resulting from the consolidation of funds with identical investment objectives and substantially similar investment strategies, noting the Acquiring Fund’s master-feeder structure. The Boards took into account these benefits, among others, in the context of focusing on Fund shareholder benefits and evaluating the Merger overall. The Funds Trust Board determined that merging the Target Fund into the Acquiring Fund would be in the best interests of both Funds, and the Master Trust Board determined that the Merger would be in the best interest of the Master Portfolio. The Funds Trust Board

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further determined that the interests of the shareholders of the Target Fund and the Acquiring Fund would not be diluted as a result of the Merger, and the Master Trust Board determined that the interest of the existing interestholders of the Master Portfolio would not be diluted as a result of the Merger.

In approving the Plan, the Boards did not identify any particular information or consideration that was all-important or controlling, and each Independent Trustee likely attributed different weights to various factors.

The Boards approved the Merger for the following reasons:

Overall Basis for Approval. The Funds Trust Board considered a number of factors in determining that the Merger would be in the best interest of the Target Fund. After taking into account the Funds’ identical investment objectives, substantially similar principal investment strategies, and the extent to which their investment strategies overlap and diverge, the Boards considered that the Merger would result in a fund with limited long-term viability due to low and declining assets under management and weak performance being merged into a fund with greater long-term viability, stronger comparative historical performance, and lower expenses.

The Boards also reviewed Allspring Funds Management’s assessment of other possible options for the Target Fund, including liquidation of the Target Fund or continuing to operate the Target Fund as it is currently operating. The Boards considered the long-term viability concerns of continuing to operate the Target Fund as it is currently operating due to outflows in the Target Funds’ assets and that a liquidation would result in a taxable event for shareholders of the Target Fund. The Boards also considered that the Merger is expected to be tax-free and would allow shareholders of the Target Fund the opportunity to continue to participate in a fund with a similar investment program within the fund family.
Portfolio Management. The Boards noted the master-feeder structure of the Acquiring Fund, and they considered information regarding the qualifications, background, tenure, and responsibilities of the personnel of Allspring Global Investments who will be primarily responsible for the day-to-day portfolio management of the Master Portfolio after the Merger.

Greater Potential Economies of Scale and Viability. The Boards also considered that shareholders of both the Target Fund and the Acquiring Fund may benefit from the potential for greater economies of scale and viability in the future by consolidating the Target Fund into the Acquiring Fund that is expected by Allspring Funds Management to have greater potential for asset growth and viability following the Merger.

Compatible Investment Objectives and Investment Strategies. As described in the section titled “Merger Summary (Objectives, Strategies, Risks, Performance, Expense, Management and Tax Information) – Investment Objective and Strategy Comparison,” the Boards considered that the investment objectives of the Target Fund and the Acquiring Fund are identical. The Boards noted that the principal investment strategies of the Target Fund and the Acquiring Fund are substantially similar as both the Target Fund and the Acquiring Fund invest principally in equity securities of small-capitalization companies. The Boards noted that the Acquiring Fund is a feeder fund in a master/feeder structure, and that in this structure, the Acquiring Fund invests substantially all of its assets in the Master Portfolio, whose investment objective and investment strategies are consistent with the Acquiring Fund’s investment objective and investment strategies.

The Boards noted that prior to the closing of the Merger, Allspring Funds Management will reposition the underlying holdings in the Target Fund. In that regard, the Boards noted that approximately 95% of the underlying holdings will need to be sold to reposition the Target Fund and the remaining underlying holdings would be transferred in-kind. The Boards also considered transaction costs and other related fees with respect to the Merger, as well as the tax implications.

Comparative Performance. The Boards reviewed the performance of each share class of the Target Fund relative to the corresponding share class of the Acquiring Fund, and noted that the Acquiring Fund (Class A) had outperformed the Target Fund (Class A) for the one-, three-, five-, and ten-year periods ended September 30, 2023. In reviewing the comparative performance, the Boards considered the similarities between the Funds’ investment objectives and principal investment strategies. Shareholders should consult the chart in the section titled “Merger Summary (Objectives, Strategies, Risks, Performance, Expense, Management and Tax Information) – Fund Performance Comparison” for more detailed performance information, including information about each Funds’ performance relative to that of its primary benchmark index.

Management and Sub-Advisory Fees. The Boards noted that, because the Acquiring Fund invests all of its assets in the Master Portfolio, no portfolio management services are currently provided at the Acquiring Fund level and the

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Acquiring Fund pays Allspring Funds Management an investment management fee for Fund-level administrative services only. The Boards noted that the Master Portfolio pays an advisory fee to Funds Management for portfolio management services at the Master Portfolio level, and that the combined effective management/advisory fee rate paid to Allspring Funds Management on a combined basis is still equal to the effective management fee rate paid by the Target Fund to Allspring Funds Management.

The Boards also noted that the contractual sub-advisory fee schedules of both the Target Fund and the Master Portfolio are identical, and that the Target Fund’s effective sub-advisory fee rate is lower than that of the Master Portfolio, reflecting the Target Fund’s greater asset level. The Boards further noted that the pro forma effective sub-advisory fee rate of the Master Portfolio after the Merger would be lower than the current effective sub-advisory fee rates of both the Target Fund and the Master Portfolio.

Net Operating Expense Ratios of the Funds. The Board received information about the net operating expense caps for each of the Funds, including what is included and excluded from the caps. The Boards considered that the net operating expense ratio and the net operating expense ratio cap of each share class of the Acquiring Fund is lower than that of each corresponding share class of the Target Fund and that the pro forma combined net operating expense ratio of each share class of the Acquiring Fund will be lower than that of each corresponding share class of the Target Fund, after giving effect to the Merger and taking into account fee waiver and expense reimbursement commitments by Allspring Funds Management. In this regard, the Boards noted that Allspring Funds Management extended the Acquiring Fund’s net operating expense ratio cap through September 30, 2025, and that, thereafter, the cap may not be raised without Board approval. Shareholders should consult the section titled “Merger Summary (Objectives, Strategies, Risks, Performance, Expense, Management and Tax Information) – Shareholder Fee and Fund Expense Comparison” for more detailed operating expense ratio information.

Expenses of the Merger. The Boards were advised that Allspring Funds Management or its affiliates will bear all expenses incurred in connection with the Merger (other than any brokerage or other transaction costs associated with the sale or purchase of portfolio securities in connection with the Merger). The Boards also considered that Target Fund shareholders will not pay any front-end or deferred sales charges (as applicable) in connection with the Merger.

Conclusion. Ultimately, in the exercise of their respective business judgment, the Funds Trust Board determined that participating in the Merger would be in the best interests of the Target Fund and the Acquiring Fund, and the Master Trust Board determined that participating in the Merger would be in the best interests of the Master Portfolio. The Funds Trust Board further determined that the interests of the shareholders of both the Target Fund and the Acquiring Fund would not be diluted as a result of the Merger.

AGREEMENT AND PLAN OF REORGANIZATION

The following summary of the Plan is qualified in its entirety by reference to Exhibit A attached hereto.

The Plan provides that the relevant Acquiring Fund will acquire all of the assets of the corresponding Target Fund in exchange for shares of equal value of the Acquiring Fund (measured on the business day immediately preceding the Merger) and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, at 9:00 a.m. Eastern Time on a particular Merger date (the “Effective Time”).

The number of full and fractional shares of each class of the Acquiring Fund to be received by each corresponding class of the Target Fund will be determined by dividing the value of assets net of known liabilities attributable to the Target Fund class by the net asset value (“NAV”) of one share of the applicable Acquiring Fund class. The Plan specifies that the method of determining the value of the assets net of liabilities and the NAV of each class of the Target Fund shall be the same method used in determining the NAV of the Acquiring Fund in the ordinary course. The valuation will be conducted on the business day immediately preceding the Effective Time or upon such other date as the parties may agree, as of the last time that the Acquiring Fund ordinarily calculates its NAV, or as of such other time as the parties may agree (the “Valuation Date”).

Prior to the Closing Date, the Target Fund may declare a distribution which, together with all previous distributions, shall have the effect of distributing to the Target Fund’s shareholders (in shares of the Target Fund, or in cash, as the shareholder has previously elected) substantially all of the Target Fund’s undistributed investment company taxable income (computed without regard to any deduction for dividends paid) for all taxable periods ending on or prior to the Effective Time, and all of its undistributed net capital gain realized in all taxable periods ending on or prior to the Effective Time (after reduction by any available capital loss carryforwards).

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At the Effective Time or as soon as reasonably practicable thereafter, the Target Fund will liquidate and distribute pro rata to the Target Fund shareholders of record of each class as of the close of business on the Valuation Date the full and fractional shares of the corresponding class of the Acquiring Fund received by the Target Fund based on the shares of the Target Fund class owned by such shareholders. After these distributions and the winding up of its affairs, the Target Fund will be terminated as a series of the Trust in accordance with applicable law and its Amended and Restated Declaration of Trust (“Declaration of Trust”).

A majority of the Board of the Target Funds and the Board of Trustees of the Acquiring Funds may terminate the Plan on behalf of the Target Fund or Acquiring Fund under certain circumstances. In addition, completion of a Merger is subject to numerous conditions set forth in the Plan, including approval by Target Fund shareholders, the accuracy of various representations and warranties, and receipt of a tax opinion generally to the effect that the Merger will qualify as a tax-free “reorganization” for U.S. federal income tax purposes.

Allspring Funds Management or one of their affiliates will bear all expenses incurred in connection with the Mergers even if the Mergers are not completed (other than brokerage or transaction costs associated with the sale or purchase of portfolio securities in connection with the Mergers).

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGERS

The following discussion summarizes certain material U.S. federal income tax consequences of the Mergers, including an investment in Acquiring Fund shares, that are applicable to you as a Target Fund shareholder. It is based on the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable U.S. Treasury regulations, judicial authority and administrative rulings and practice, all as of the date of this Prospectus/Information Statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Mergers or of holding Acquiring Fund shares. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Target Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or a political subdivision thereof; a shareholder who holds Target Fund shares as part of a hedge, straddle or conversion transaction; a person who does not hold Target Fund shares as capital asset at the time of the Mergers; a holder of Target Fund shares through a tax-deferred account; and an entity taxable as a partnership for U.S. federal income tax purposes; or an investor in such an entity.

We have not requested and will not request a ruling from the Internal Revenue Service (“IRS”) as to the U.S. federal income tax consequences of the Mergers or any related transaction. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. You are urged to consult with your tax advisers and financial planners as to the particular tax consequences to you of the Merger(s) of the Target Fund(s) and of holding of shares of the Acquiring Fund(s), including the applicability and effect of any state, local or foreign laws and the effect of possible changes in applicable tax laws.

Qualification of the Mergers as “Reorganizations” Under the Internal Revenue Code. The obligation of the Funds to consummate each of the Mergers is contingent upon their receipt of an opinion from Troutman Pepper Hamilton Sanders LLP or Goodwin Procter, LLP, tax counsel to the Funds, generally to the effect such Mergers will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code, and therefore generally:

1.	no gain or loss will be recognized by the Target Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund or (ii) upon the distribution of the Acquiring Fund shares by the Target Fund to its shareholders in liquidation;

2.	no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets of the Target Fund in exchange for the assumption of liabilities and obligations and issuance of the Acquiring Fund shares;

3.	the tax basis of the assets of the Target Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately before the transfer;

4.	the holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund;

5.	no gain or loss will be recognized by the Target Fund shareholders upon the exchange of all of their shares of the Target Fund for the Acquiring Fund shares;

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6.	the aggregate tax basis of the Acquiring Fund shares to be received by the shareholders will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor; and

7.	a Target Fund shareholder’s holding period for the Acquiring Fund shares will include the period during which the Target Fund’s shares exchanged therefor were held by the Target Fund shareholder, provided that such Target Fund shareholder held the Target Fund shares as a capital asset on the date of the exchange.

Each tax opinion described above will be subject to certain assumptions, qualifications and exclusions and will be based in part on the truth and accuracy of certain representations by each Trust on behalf of each Acquiring Fund or each Target Fund, respectively. The tax opinion is not binding on the Internal Revenue Service and a court or the Internal Revenue Service may disagree with the opinions described above. The tax opinion described above is based upon current provisions of the Internal Revenue Code, the Income Tax Regulations and Procedure and Administration Regulations promulgated thereunder, and existing administrative and judicial interpretations thereof, all of which are subject to change, potentially with retroactive effect. Changes in applicable law could adversely affect the tax opinion described above.

The foregoing discussion is very general. The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. This discussion does not address any state, local or foreign tax consequences of the Mergers. You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

Status as a Regulated Investment Company. Since its formation, each Fund has elected and believes it has qualified to be treated as a separate “regulated investment company,” or “RIC,” under Subchapter M of the Internal Revenue Code. Accordingly, each Fund believes that it has been, and expects to continue to be, relieved of U.S. federal income tax liability to the extent that it makes distributions of its income and gains to its shareholders.

Post-January 1, 2011 Capital Loss Carry-Forwards
Target Fund	Short-Term	Long-Term
C&B Mid Cap Value Fund as of September 30, 2023	$0	$0
Growth Balanced Fund as of May 31, 2023	$3,491,184	$0
Moderate Balanced Fund as of May 31, 2023	$2,429,656	$0
Small Cap Fund as of March 31, 2023	$0	$0

In addition, the Fund’s capital loss carryovers and unrealized losses, once realized, may be subject to limitation in the hands of the combined Fund after the Mergers under various provisions of the Internal Revenue Code. Even if the Mergers do not result in the limitation on the use of the Fund’s losses, prior or future transactions by the Fund may have done or do so.

U.S. Federal Income Taxation of an Investment in the Acquiring Fund. The following discussion summarizes certain material U.S. federal income tax consequences of an investment in an Acquiring Fund. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the prospectus and statement of additional information for the Acquiring Fund for additional U.S. federal income tax information.

Qualification as a Regulated Investment Company. It is intended that the Acquiring Fund will continue to qualify for treatment as a RIC under Subchapter M of Chapter 1, Subtitle A of the Internal Revenue Code. The Acquiring Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Internal Revenue Code applicable to RICs generally will apply separately to the Acquiring Fund even though the Acquiring Fund is a series of the Acquiring Trust. Furthermore, the Acquiring Fund will separately determine its income, gains, losses and expenses for U.S. federal income tax purposes.

In order to qualify as a RIC under the Internal Revenue Code, the Acquiring Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly

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traded partnership, as defined in the Internal Revenue Code. Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to the Acquiring Fund’s principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the Acquiring Fund.

The Acquiring Fund must also diversify its holdings so that, at the end of each quarter of the Acquiring Fund’s taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Acquiring Fund’s total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Acquiring Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Acquiring Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting the diversification requirement described in clause (i)(B), the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to the Acquiring Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

If the Acquiring Fund fails to satisfy any of the qualifying income and diversification requirements in any taxable year, such Acquiring Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirement(s). Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Acquiring Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, such Acquiring Fund will be taxed in the same manner as an ordinary corporation, described below.

In addition, with respect to each taxable year, the Acquiring Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss. If the Acquiring Fund meets all of the RIC qualification requirements, it generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, the Acquiring Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, the Acquiring Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from the Acquiring Fund in the year they are actually distributed. However, if the Acquiring Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Acquiring Fund and its shareholders will be treated as if the Acquiring Fund paid the distribution on December 31 of the first year. The Acquiring Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that the Acquiring Fund will not be subject to U.S. federal income taxation. See further discussion below in “Taxation of Acquiring Fund Investments” for the Acquiring Fund’s ability to pass through to its shareholders the tax-exempt character of income from certain debt obligations by paying exempt-interest dividends.

Moreover, the Acquiring Fund may retain for investment all or a portion of its net capital gain. If the Acquiring Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Acquiring Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Acquiring Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

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If, for any taxable year, the Acquiring Fund fails to qualify as a RIC and is not eligible for relief as described above, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from such Acquiring Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Acquiring Fund may be required to distribute to its shareholders its earnings and profits attributable to non RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Acquiring Fund to the IRS. In addition, if the Acquiring Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Acquiring Fund generally will be required to recognize and pay tax on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Acquiring Fund had been liquidated) or, alternatively, to be subject to tax on such unrealized gain recognized for a period of five years, in order to re-qualify as a RIC in a subsequent year.

Equalization Accounting. The Acquiring Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals the Acquiring Fund’s undistributed investment company taxable income and net capital gain, with certain adjustments, to redemption proceeds. This method permits the Acquiring Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect the Acquiring Fund’s total returns, it may reduce the amount that the Acquiring Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Acquiring Fund shares on Acquiring Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization methods used by the Acquiring Fund, and thus the Acquiring Fund’s use of these methods may be subject to IRS scrutiny.

For a description of the Acquiring Fund’s ability to use capital loss carryovers, see “Tax Attributes of the Combined Funds: Utilization of Capital Loss Carryovers and Unrealized Losses” above.

Excise Tax. If the Acquiring Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Acquiring Fund will be subject to a nondeductible 4% U.S. federal excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). For these purposes, the Acquiring Fund will be treated as having distributed any amount on which it is subject to corporate-level U.S. federal income tax for the taxable year ending within the calendar year. The Acquiring Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that the Acquiring Fund will not be subject to the excise tax. Moreover, the Acquiring Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by the Acquiring Fund is determined to be de minimis).

Taxation of Acquiring Fund Investments. In general, realized gains or losses on the sale of securities held by the Acquiring Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Acquiring Fund has held the disposed securities for more than one year at the time of disposition.

If at least 50% of the value of the Acquiring Fund’s total assets at the close of each quarter of its taxable year consists of debt obligations that generate interest exempt from U.S. federal income tax under Section 103 of the Internal Revenue Code, then the Acquiring Fund may qualify to pass through to its shareholders the tax-exempt character of its income from such debt obligations by paying exempt-interest dividends. “Exempt-interest dividends” are dividends (other than capital gain dividends) paid by a RIC that are properly reported as such in a written statement furnished to shareholders.

The Acquiring Fund will report to its shareholders the portion of the distributions for the taxable year that constitutes exempt interest dividends. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Internal Revenue Code received by the Acquiring Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Internal Revenue Code. Interest on indebtedness incurred to purchase or carry shares of the Acquiring Fund will not be deductible to the extent that the Acquiring Fund’s distributions are exempt from U.S. federal income tax. In addition, an investment in the Acquiring Fund may result in liability for U.S. federal alternative minimum tax (“AMT”). Certain deductions and exemptions have

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been designated “tax preference items” which must be added back to taxable income for purposes of calculating the U.S. federal AMT. Tax preference items include tax-exempt interest on certain “private activity bonds.” To the extent the Acquiring Fund invests in certain private activity bonds, its shareholders will be required to report that portion of the Fund’s distributions attributable to income from the bonds as a tax preference item in determining their U.S. federal AMT, if any. Shareholders will be notified of the tax status of distributions made by the Acquiring Fund.

Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares in the Acquiring Fund. Furthermore, shareholders will not be permitted to deduct any of their shares of the Acquiring Fund’s expenses in computing their U.S. federal AMT. In addition, exempt-interest dividends paid by the Acquiring Fund to a corporate shareholder are included in the shareholder’s “adjusted current earnings” as part of its U.S. federal AMT calculation, and may also affect its U.S. federal excise liability. As of the date of this filing, individuals are subject to the U.S. federal AMT at a maximum rate of 28%. Corporations are not subject to the U.S. federal AMT. Shareholders with questions or concerns about the U.S. federal AMT should consult their tax advisers.

If the Acquiring Fund purchases a debt obligation with original issue discount (“OID”) (generally, a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero-coupon bond), which generally includes “payment-in-kind” or “PIK” bonds, the Acquiring Fund generally is required to annually include in its taxable income a portion of the OID as ordinary income, even though the Acquiring Fund may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes. Similarly, if the Acquiring Fund purchases a debt obligation with market discount (generally, a debt obligation with a purchase price after original issuance less than its principal amount (reduced by any accrued OID)), the Acquiring Fund generally is required to annually include in its taxable income a portion of the market discount as ordinary income, even though the Acquiring Fund may not receive cash payments attributable to the market discount until a later date, potentially until maturity or disposition of the obligation. The Acquiring Fund generally will be required to make distributions to shareholders representing the OID or market discount income on debt obligations that is currently includible in its income, even though the cash representing such income may not have been received by the Acquiring Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by the Acquiring Fund which the Acquiring Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Acquiring Fund.

If the Acquiring Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Acquiring Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Acquiring Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Acquiring Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

The Acquiring Fund may be required to incur certain fees that are treated as OID and required to be included in income for financial statement purposed when received (rather than when accrued into income under prior law).

If an option granted by the Acquiring Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Acquiring Fund of the option from its holder, the Acquiring Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Acquiring Fund in the closing transaction. Some capital losses realized by the Acquiring Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by the Acquiring Fund pursuant to the exercise of a covered call option granted by it, the Acquiring Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Acquiring Fund pursuant to the exercise of a put option granted by it, the Acquiring Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity listed options in which the Acquiring Fund invests will be deemed “Section 1256 contracts.” The Acquiring Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day

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of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require the Acquiring Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Acquiring Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

Offsetting positions held by the Acquiring Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Internal Revenue Code which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Internal Revenue Code, described above. If the Acquiring Fund is treated as entering into a “straddle” and at least one (but not all) of the Acquiring Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 then such straddle could be characterized as a “mixed straddle.” The Acquiring Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to the Acquiring Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Acquiring Fund, losses realized by the Acquiring Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Acquiring Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of the straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where the Acquiring Fund had not engaged in such transactions.

If the Acquiring Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Acquiring Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when the Acquiring Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury regulations. The character of the gain from constructive sales will depend upon the Acquiring Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon the Acquiring Fund’s holding period in the position and the application of various loss deferral provisions in the Internal Revenue Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Acquiring Fund’s taxable year and the Acquiring Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain the Acquiring Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Internal Revenue Code’s rules. The amount of long-term capital gain is limited to the amount of such gain the Acquiring Fund would have had if the Acquiring Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

In addition, the Acquiring Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Acquiring Fund, defer losses to the Acquiring Fund, cause adjustments to the holding periods of the Acquiring Fund’s securities, convert long-term capital

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gains into short-term capital gains, and/or convert short-term capital losses into long- term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of an IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while the Acquiring Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Acquiring Fund as a RIC might be jeopardized. Certain requirements that must be met under the Internal Revenue Code in order for the Acquiring Fund to qualify as a RIC may limit the extent to which the Acquiring Fund will be able to engage in derivatives transactions.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Acquiring Fund may involve complex tax rules that may result in income or gain recognition by the Acquiring Fund without corresponding current cash receipts. Although the Acquiring Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by the Acquiring Fund, in which case the Acquiring Fund may have to distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Acquiring Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements.

Taxation of Distributions. Distributions paid out of the Acquiring Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Acquiring Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and other distributions on the Acquiring Fund’s shares generally are subject to U.S. federal income tax as described herein to the extent they do not exceed a Fund’s realized income and gains, even though such dividends and other distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares acquired at a time when the Acquiring Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. For U.S. federal income tax purposes, the Acquiring Fund’s earnings and profits, described above, are determined at the end of the Acquiring Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of the Acquiring Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in the shareholder’s Acquiring Fund shares and then as capital gain. The Acquiring Fund may make distributions in excess of its earnings and profits, from time to time.

For U.S. federal income tax purposes, distributions of net investment income generally are taxable as ordinary income, and distributions of net gains from the sale of investments that the Acquiring Fund owned for one year or less will be taxable as ordinary income. Distributions properly reported in writing by the Acquiring Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Acquiring Fund’s net capital gain for the taxable year), regardless of how long a shareholder has held Acquiring Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Acquiring Fund will report capital gain dividends, if any, in a written statement furnished to its shareholders after the close of the Acquiring Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest the Acquiring Fund earned on direct obligations of the U.S. government if the Acquiring Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for state tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Acquiring Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges the shareholder’s Acquiring Fund shares, subject to the discussion below, the shareholder generally will recognize a taxable capital gain or loss on the difference between the amount received for shares (or deemed received in the case of an exchange) and the shareholder’s tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held the Acquiring Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Acquiring Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the

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Acquiring Fund or a different RIC, the sales charge previously incurred in acquiring the Acquiring Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder recognizes a loss on a disposition of Acquiring Fund shares, the loss will be disallowed under the “wash sale” rules to the extent the shareholder purchases substantially identical shares (including through dividend reinvestment) within the 61 day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a capital gain dividend with respect to the Acquiring Fund share and the Acquiring Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Acquiring Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this Prospectus/Information Statement.

U.S. Federal Income Tax Rates. Non-corporate Acquiring Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 37% on ordinary income and 20% on long-term capital gain.

The flat corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 21%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Distributions from the Acquiring Fund may qualify for the “dividends-received deduction” applicable to corporate shareholders with respect to certain dividends. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

In addition, noncorporate Acquiring Fund shareholders generally will be subject to an additional 3.8% tax on their “net investment income,” which ordinarily includes taxable distributions received from the Acquiring Fund and taxable gain on the disposition of Acquiring Fund shares, or, if less, the excess of the shareholder’s “modified adjusted gross income” over $250,000 for married persons filing jointly and $200,000 for single taxpayers.

A U.S. withholding tax at a 30% rate, or lower rate provided under an applicable income tax treaty, will be imposed on dividends and proceeds of redemptions in respect of Acquiring Fund shares received by Acquiring Fund shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Acquiring Fund will not pay any additional amounts in respect of any amounts withheld.

Acquiring Fund shareholders are advised to discuss with their tax advisers or financial planners tax rates and withholding taxes imposed upon them.

Backup Withholding. The Acquiring Fund generally is required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 24% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to the Acquiring Fund shareholder if (i) the shareholder fails to furnish the Acquiring Fund with a correct “taxpayer identification number” (“TIN”), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Acquiring Fund that the shareholder’s TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on a shareholder. A shareholder may apply amounts withheld as a credit against the shareholder’s U.S. federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder generally may avoid backup withholding by furnishing a properly completed IRS Form W-9.

Foreign Shareholders. For purposes of this discussion, “foreign shareholders” include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, distributions made to foreign shareholders will be subject to non-refundable, U.S. federal income tax withholding at a 30% rate (or lower rate provided under an applicable income tax treaty) even if they are funded by

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income or gains (such as foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to such withholding. The Acquiring Fund could report in writing to its shareholders distributions to foreign shareholders that would not be subject to U.S. federal income tax withholding, if the distributions were attributable to “portfolio interest” from U.S. sources or short-term capital gain and certain other requirements were met. However, the Acquiring Fund cannot provide any assurance that it will make any such designations.

Capital gain distributions and gains recognized by a foreign shareholder on the redemption of Acquiring Fund shares generally will not be subject to U.S. federal income tax withholding, provided that certain requirements are satisfied.

The 30% (or lower treaty rate) withholding tax described above will be imposed on dividends on, and the gross proceeds of dispositions of, Acquiring Fund shares paid to foreign shareholders unless various information reporting requirements are satisfied. Such withholding tax will generally apply to non-U.S. financial institutions, which generally are defined for this purpose as non-U.S. entities that (i) accept deposits in the ordinary course of a banking or similar business, (ii) are engaged in the business of holding financial assets for the account of others, or (iii) are engaged or hold themselves out as being engaged primarily in the business of investing, reinvesting, or trading in securities, partnership interests, commodities, or any interest in such assets. Prospective foreign shareholders are encouraged to consult their tax advisers regarding the implications of this withholding tax on their investment in the Acquiring Fund.

Before investing in the Acquiring Fund’s shares, a prospective foreign shareholder should consult with its tax advisers, including whether the shareholder’s investment can qualify for benefits under an applicable income tax treaty.

Tax-Deferred Plans. Shares of the Acquiring Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Acquiring Fund shares through such plans and/or accounts.

Tax Shelter Reporting Regulations. Generally, under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more, or if a corporate shareholder recognizes a loss of $10 million or more, with respect to shares, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Legislative and Administrative Proposals. Prospective shareholders should recognize that the present U.S. federal income tax treatment of the Acquiring Fund and its shareholders may be modified by legislative, judicial or administrative actions at any time, which may be retroactive in effect. The rules dealing with U.S. federal income taxation are constantly under review by Congress, the IRS and the Treasury Department, and statutory changes as well as promulgation of new regulations, revisions to existing statutes, and revised interpretations of established concepts occur frequently. You should consult your tax advisers and financial planners concerning the status of legislative and administrative proposals that may pertain to holding Acquiring Fund shares.

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Account Information

The following information provides additional details regarding the share classes offered and transaction-related policies followed by the Acquiring Funds. Detailed information regarding the share classes offered and transaction-related policies followed by the Target Funds is available in the Target Funds’ prospectus.

SHARE CLASS ELIGIBILITY

Please see the section entitled “Purchase and Sale of Fund Shares” in the Fund Summary for a schedule of minimuminvestment amounts. Purchases made through a customer account at an intermediary may be subject to differentminimum investment amounts. Please contact your financial professional for additional information.

We allow reduced minimum initial and subsequent investment amounts if you sign up for an automatic investmentplan. For additional information regarding available automatic plans, please see the section entitled “Account Policies”below.

Your Fund may offer other classes of shares in addition to those offered through this Prospectus. You may be eligible toinvest in one or more of these other classes of shares. Each share class bears varying expenses and may differ in otherfeatures. Consult your financial professional for more information regarding a Fund’s available share classes.

The information in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S.jurisdiction or country where such distribution or use would be contrary to any law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

Class A and Class C shares are generally available through an intermediary with a minimum initial purchase amount of $1,000. The minimum investment amount for additional purchases is $100. Certain types of accounts may be subject to lower investment minimums.

Class R6 shares are generally available for employer sponsored retirement and benefit plans and through intermediaries for the accounts of their customers to certain institutional and fee-based investors, and in each case, only if a dealer agreement is in place with Allspring Funds Distributor, LLC to offer Class R6 shares. The following investors may purchase Class R6 shares:

■	Employer sponsored retirement plans held in plan level or omnibus accounts, including but not limited to: 401(k) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans, target benefit plans and non-qualified deferred compensation plans;

■	Employee benefit plan programs;

■	Broker-dealer managed account or wrap programs that charge an asset-based fee where omnibus accounts are held on the books of the Fund;

■	Registered investment adviser mutual fund wrap programs or other accounts that charge a fee for advisory, investment, consulting or similar services where omnibus accounts are held on the books of the Fund;

■	Private bank and trust company managed accounts or wrap programs that charge an asset-based fee;

■	Funds of funds, including those advised by Allspring Funds Management;

■	Institutional investors purchasing shares through an intermediary where omnibus accounts are held on the books of the Fund including trust departments, insurance companies, foundations, local, city, and state governmental institutions, private banks, endowments, non-profits, and charitable organizations;

■	Investors purchasing shares through an intermediary, acting solely as a broker on behalf of its customers, that holds such shares in an omnibus account and charges investors a transaction based commission outside of the Fund. In order to offer Fund shares, an intermediary must have an agreement with the Fund’s distributor authorizing the use of the share class within this type of platform.

Administrator Class shares are generally available through intermediaries for the accounts of their customers and directly to institutional investors and individuals. Institutional investors may include corporations; private banks; trust companies; endowments and foundations; defined contribution, defined benefit and other employer sponsored retirement plans; institutional retirement plan platforms; insurance companies; registered investment advisor firms; bank trusts; 529 college savings plans; family offices; and funds of funds, including those managed by Allspring Funds Management. The following investors may purchase Administrator Class shares and are not subject to a minimum initial investment amount except, as noted below:

■	Employee benefit plan programs;

■	Broker-dealer managed account or wrap programs that charge an asset-based fee;

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■	Registered investment adviser mutual fund wrap programs or other accounts that charge a fee for advisory, investment, consulting or similar services;

■	Private bank and trust company managed accounts or wrap programs that charge an asset-based fee;

■	Internal Revenue Code Section 529 college savings plan accounts;

■	Funds of funds, including those advised by Allspring Funds Management;

■	Endowments, non-profits, and charitable organizations who invest a minimum initial investment amount of $500,000 in a Fund;

■	Any other institutions or customers of intermediaries who invest a minimum initial investment amount of $1 million in a Fund;

■	Individual investors who invest a minimum initial investment amount of $1 million directly in a Fund;

■	Certain investors and related accounts as detailed in the Statement of Additional Information; and

■	Individual investors who purchase through an intermediary-sponsored self-directed brokerage account program that may or may not charge transaction fees.

Eligibility requirements for Administrator Class shares may be modified or discontinued at any time.

Your Fund may offer other classes of shares in addition to those offered through this Prospectus. You may be eligible to invest in one or more of these other classes of shares. Each share class bears varying expenses and may differ in other features. Consult your financial professional for more information regarding a Fund’s available share classes.

The information in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to any law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

Institutional Class shares are generally available through intermediaries for the accounts of their customers and directly to institutional investors and individuals. Institutional investors may include corporations; private banks; trust companies; endowments and foundations; defined contribution, defined benefit and other employer sponsored retirement plans; institutional retirement plan platforms; insurance companies; registered investment advisor firms;bank trusts; 529 college savings plans; family offices; and funds of funds, including those managed by Allspring Funds Management. The following investors may purchase Institutional Class shares and are not subject to a minimum initial investment amount except as noted below:

■	Employee benefit plan programs;

■	Broker-dealer managed account or wrap programs that charge an asset-based fee;

■	Registered investment adviser mutual fund wrap programs or other accounts that charge a fee for advisory,investment, consulting or similar services;

■	Private bank and trust company managed accounts or wrap programs that charge an asset-based fee;

■	Internal Revenue Code Section 529 college savings plan accounts;

■	Funds of funds, including those advised by Allspring Funds Management;

■	Endowments, non-profits, and charitable organizations who invest a minimum initial investment amount of $500,000in a Fund;

■	Any other institutions or customers of intermediaries who invest a minimum initial investment amount of $1 million in a Fund;

■	Individual investors who invest a minimum initial investment amount of $1 million directly in a Fund;

■	Certain investors and related accounts as detailed in the Statement of Additional Information;

■	Investors purchasing shares through an intermediary, acting solely as a broker on behalf of its customers, that holds such shares in an omnibus account and charges investors a transaction based commission outside of the Fund. In order to offer Fund shares, an intermediary must have an agreement with the Fund’s distributor authorizing the use of the share class within this type of platform;

■	Current and retired employees, directors/trustees and officers of:

•	Allspring Funds (including any predecessor funds);

•	Allspring Global Investments Holdings, LLC and its affiliates; and

•	family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the foregoing; and

■	Current employees of:

•	a Fund’s sub-adviser(s), but only for the Fund(s) for which such sub-adviser provides investment advisory services.

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Eligibility requirements for Institutional Class shares may be modified or discontinued at any time.

Your Fund may offer other classes of shares in addition to those offered through this Prospectus. You may be eligible to invest in one or more of these other classes of shares. Each share class bears varying expenses and may differ in other features. Consult your financial professional for more information regarding a Fund’s available share classes.

The information in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to any law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

SHARE CLASS FEATURES

The following is a summary description of the share classes of the Acquiring Funds involved in the Merger.

	Class A	Class C	Class R6	Administrator Class	Institutional Class
Front-End Sales Charge	5.75%	None	None	None	None
Contingent Deferred Sales Charge (CDSC)	None (except that if you redeem Class A shares purchased at or above the $1,000,000 breakpoint level within eighteen months from the date of purchase, you will pay a CDSC of 1.00%)	1% if shares are sold within one year after purchase	None	None	None
Ongoing Distribution (12b-1) Fees	None	0.75%	None	None	None
Shareholder Servicing Fee	0.25%	0.25%	None	0.25%	None
Purchase Maximum	None	Not to equal or exceed $1,000,000	None	None	None
Annual Expenses	Lower ongoing expenses than Class C	Higher ongoing expenses than Class A because of 12b-1 fees	N/A	N/A	N/A
Conversion Feature	None	Yes. Converts to Class A shares after 8 years	None	None	None

Class A Shares Sales Charges

If you choose to buy Class A shares, you will pay the public offering price which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the public offering price is lower for these purchases. The dollar amount of the sales charge is the difference between the public offering price of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. As described below, existing holdings may count towards meeting the breakpoint level applicable to an additional purchase. Because of rounding in the calculation of the public offering price, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

Class A Sales Charge Schedule
Amount of Purchase	Front-end Sales Charge As % of Public Offering Price	Front-end Sales Charge As % of Net Amount Invested	Commission Paid to Intermediary As % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%

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Class A Sales Charge Schedule
Amount of Purchase	Front-end Sales Charge As % of Public Offering Price	Front-end Sales Charge As % of Net Amount Invested	Commission Paid to Intermediary As % of Public Offering Price
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 and over	0.00%[1]	0.00%	1.00%[2]
1.	If you redeem Class A shares purchased at or above the $1,000,000 breakpoint level within eighteen months from the date of purchase, you will pay a CDSC of 1.00% of the NAV of the shares on the date of original purchase. Certain exceptions apply (see “CDSC Waivers”).
2.	The commission paid to an Intermediary on purchases above the $1,000,000 breakpoint level is inclusive of the first year’s shareholder servicing fee.

Class C Shares Sales Charges

If you choose Class C shares, you buy them at NAV and the Fund’s distributor pays sales commissions of up to 1.00% of the purchase price to the intermediary. These commissions include an advance of the first year’s distribution and shareholder servicing fee. If you redeem your shares within one year from the date of purchase, you will pay a CDSC of 1.00%. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). You will not be assessed a CDSC on Class C shares you redeem that were purchased with reinvested distributions. Class C share exchanges will not trigger a CDSC and the new shares received in the exchange will continue to age according to the original shares’ CDSC schedule and will be charged the CDSC applicable to the original shares upon redemption.

Class C Shares Conversion Feature

Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may apply depending on your intermediary.

REDUCTIONS AND WAIVERS OF SALES CHARGES

Class A and Class C: Front-End Sales Charge Reductions

You may be eligible for a reduction in the front-end sales charge applicable to purchases of Class A shares under the following circumstances:

■	You pay a lower sales charge if you are investing an amount over a breakpoint level. See “Class A Shares Sales Charges” above.

■	By signing a Letter of Intent (“LOI”) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint level within the next 13 months in one or more Allspring Funds. Purchases made prior to signing the LOI as well as reinvested dividends and capital gains do not count as purchases made during this period. We will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales charge you paid and the sales charge you should have paid. Otherwise, we will release the escrowed shares to you when you have invested the agreed upon amount.

■	Rights of Accumulation (“ROA”) allow you to aggregate Class A, Class A2, and Class C shares of any Allspring Fund already owned (excluding Allspring money market fund shares, unless you notify us that you previously paid a sales charge on those assets) in order to reach breakpoint levels and to qualify for sales charge reductions on subsequent purchases of Class A shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class A2 and Class C shares of any Allspring Fund already owned and adding the dollar amount of your current purchase.

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The following table provides information about the types of accounts that can and cannot be aggregated to qualify for sales charge reductions:

Can this type of account be aggregated?	Yes	No
Individual accounts	✔
Joint accounts	✔
UGMA/UTMA accounts	✔
Trust accounts over which the shareholder has individual or shared authority	✔
Solely owned business accounts	✔
Traditional and Roth IRAs	✔
SEP IRAs	✔
SIMPLE IRAs[1]	✔
Group Retirement Plans		✔
1.	SIMPLE IRAs established using Allspring Funds plan agreements may aggregate at the plan level for purposes of establishing eligibility for sales charge reductions. When plan assets in a Fund’s Class A and Class C shares (excluding Allspring money market fund shares) reach a breakpoint level, all plan participants benefit from the reduced sales charge on subsequent purchases in the plan. However, participant accounts in these plans cannot be aggregated with personal accounts to further reduce sales charges. Other types of SIMPLE IRAs may not aggregate at the plan level for purposes of establishing eligibility for sales charge reductions on subsequent purchases in the plan but plan participants may aggregate their SIMPLE IRA accounts with other personal accounts in order to benefit from sales charge reductions.

Based on the above chart, if you believe that you own shares in one or more accounts that can be aggregated with your current purchase to reach a sales charge breakpoint level, you must, at the time of your purchase specifically identify those shares to your financial professional or the Fund’s transfer agent. Only balances currently held entirely either in accounts with the Funds or, if held in an account through an intermediary, at the same firm through which you are making your current purchase, will be eligible to be aggregated with your current purchase for determining your Class A sales charge. For an account to qualify for a sales charge reduction, it must be registered in the name of, or held for, the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21. Class A shares purchased at NAV will not be aggregated with other shares for purposes of receiving a sales charge reduction.

Class A and Class C: Front-End Sales Charge Waivers

If you fall into any of the following categories, you can buy Class A shares without a front-end sales charge:

■	You pay no sales charges on Fund shares you buy with reinvested distributions.

■	You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of Class A shares of the same Fund within 90 days of the date of redemption. The purchase must be made back into the same account. Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to exercise this provision for the first 30 days after your redemption. Systematic transactions through the automatic investment plan, the automatic exchange plan and the systematic withdrawal plan are excluded from these provisions.

■	Current and retired employees, directors/trustees and officers of:

•	Allspring Funds (including any predecessor funds);

•	Allspring Global Investments Holdings, LLC and its affiliates; and

•	family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the foregoing.

■	Current employees of:

•	the Fund’s transfer agent;

•	broker-dealers who act as selling agents;

•	family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the foregoing; and

•	a Fund’s sub-adviser(s), but only for the Fund(s) for which such sub-adviser provides investment advisory services.

■	Qualified registered investment advisers who buy through an intermediary who has entered into an agreement with the Fund’s distributor that allows for load-waived Class A purchases.

■	Insurance company separate accounts.

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■	Funds of Funds, subject to review and approval by Allspring Funds Management.

■	Group employer-sponsored retirement and deferred compensation plans and group employer-sponsored employee benefit plans (including health savings accounts) and trusts used to fund those plans. Traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, Keogh plans, individual 401(k) plans, individual 403(b) plans as well as shares held in commission-based broker-dealer accounts do not qualify under this waiver.

■	Investors who purchase shares that are to be included in certain “wrap accounts,” including such specified investors who trade through an omnibus account maintained with a Fund by an intermediary.

■	Investors who purchase shares through a self-directed brokerage account program offered by an intermediary that has entered into an agreement with the Fund’s distributor. Intermediaries offering such programs may or may not charge transaction fees.

Class A and Class C: CDSC Waivers

■	You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.

■	We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t)(2) withdrawal schedule) or required minimum distributions (withdrawals generally made after age 70½ for shareholders that reached age 70½ on or before December 31, 2019 and withdrawals generally made after age 72 for shareholders that reach age 70½ after December 31, 2019 according to Internal Revenue Service (IRS) guidelines) from traditional IRAs and certain other retirement plans. (See your retirement plan information for details or contact your retirement plan administrator.)

■	We waive the CDSC for redemptions made in the event of the last surviving shareholder’s death or for a disability suffered after purchasing shares. (“Disabled” is defined in Internal Revenue Code Section 72(m)(7).)

■	We waive the CDSC for redemptions made at the direction of Allspring Funds Management in order to, for example, complete a merger or effect a Fund liquidation.

■	We waive the CDSC for Class C shares redeemed by employer-sponsored retirement plans where the dealer of record waived its commission at the time of purchase.

COMPENSATION TO FINANCIAL PROFESSIONALS AND INTERMEDIARIES

Distribution Plan

Each Acquiring Fund has adopted a distribution plan (12b-1 Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), for the classes indicated below. The 12b-1 Plan authorizes the Acquiring Fund to make payments for services and activities that are primarily intended to result in the sale of Acquiring Fund shares and to reimburse expenses incurred in connection with such services and activities. The 12b-1 Plan provides that, to the extent any shareholder servicing payments are deemed to be payments for the financing of any activity primarily intended to result in the sale of Acquiring Fund shares, such payments are deemed to have been approved under the 12b-1 Plan. Under the 12b-1 Plan, fees are paid up to the following amounts:

Fund	Class C
Allspring Asset Allocation Fund	0.75%
Allspring Small Company Value Fund	0.75%
Allspring Special Mid Cap Value Fund	0.75%
Allspring Spectrum Moderate Growth Fund	0.75%

These fees are paid out of the relevant Class’s assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than other types of sales charges.

Shareholder Servicing Plan

Each Acquiring Fund has adopted a shareholder servicing plan (“Servicing Plan”). The Servicing Plan authorizes the Acquiring Fund to enter into agreements with the Acquiring Fund’s distributor, manager, or any of their affiliates to provide or engage other entities to provide certain shareholder services, including establishing and maintaining shareholder accounts, processing and verifying purchase, redemption and exchange transactions, and providing such other shareholder liaison or related services as may reasonably be requested. Under the Servicing Plan, fees are paid up to the following amounts:

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Fund	Class A	Class C	Class R6	Administrator Class	Institutional Class
Allspring Asset Allocation Fund	0.25%	0.25%	N/A	0.25%	None
Allspring Spectrum Moderate Growth Fund	0.25%	0.25%	N/A	N/A	None
Allspring Special Mid Cap Value Fund	0.25%	0.25%	None	0.25%	None
Allspring Small Company Value Fund	0.25%	0.25%	None	0.25%	None

Additional Payments to Financial Professionals and Intermediaries

In addition to dealer reallowances and payments made by certain classes of each Fund for distribution and shareholder servicing, the Fund’s manager, the distributor or their affiliates make additional payments (“Additional Payments”) to certain financial professionals and intermediaries for selling shares and providing shareholder services, which include broker-dealers and 401(k) service providers and record keepers. These Additional Payments, which may be significant, are paid by the Fund’s manager, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from Fund fees.

In return for these Additional Payments, each Fund’s manager and distributor expect the Fund to receive certain marketing or servicing considerations that are not generally available to mutual funds whose sponsors do not make such payments. Such considerations are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the intermediary’s clients (sometimes referred to as “Shelf Space”); access to the intermediary’s financial professionals; and/or the ability to assist in training and educating the intermediary’s financial professionals.

The Additional Payments may create potential conflicts of interest between an investor and a financial professional or intermediary who is recommending or making available a particular mutual fund over other mutual funds. Before investing, you should consult with your financial professional and review carefully any disclosure by the intermediary as to what compensation the intermediary receives from mutual fund sponsors, as well as how your financial professional is compensated.

The Additional Payments are typically paid in fixed dollar amounts, based on the number of customer accounts maintained by an intermediary, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both and differ among intermediaries. In a given year, Additional Payments to an intermediary that is compensated based on its customers’ assets typically range between 0.02% and 0.25% of assets invested in a Fund by the intermediary’s customers. Additional Payments to an intermediary that is compensated based on a percentage of sales typically range between 0.10% and 0.25% of the gross sales of a Fund attributable to the financial intermediary.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the Allspring Funds website at www.allspringglobal.com.

BUYING AND SELLING FUND SHARES

For more information regarding buying and selling Fund shares, please visit www.allspringglobal.com. You may buy (purchase) and sell (redeem) Fund shares as follows:

	Opening an Account	Adding to an Account or Selling Fund Shares
Through Your Financial Professional	Contact your financial professional. Transactions will be subject to the terms of your account with your intermediary.	Contact your financial professional. Transactions will be subject to the terms of your account with your intermediary.

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	Opening an Account	Adding to an Account or Selling Fund Shares
Through Your Retirement Plan	Contact your retirement plan administrator. Transactions will be subject to the terms of your retirement plan account.	Contact your retirement plan administrator. Transactions will be subject to the terms of your retirement plan account.
Online	New accounts cannot be opened online. Contact your financial professional or retirement plan administrator, or refer to the section on opening an account by mail.

Visit allspringglobal.com.

Online transactions are limited to a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.

By Telephone	Call Investor Services at 1-800-222-8222. Available only if you have another Allspring Fund account with your bank information on file.

Call Investor Services at 1-800-222-8222.

Redemption requests may not be made by phone if the address on your account was changed in the last 15 days. In this event, you must request your redemption by mail. For joint accounts, telephone requests generally require only one of the account owners to call unless you have instructed us otherwise.

By Mail

Complete an account application and submit it according to the instructions on the application.

Account applications are available online at allspringglobal.com or by calling Investor Services at 1-800-222-8222.

Send the items required under “Requests in Good Order” below to:

Regular Mail
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967

Overnight Only
Allspring Funds
430 W 7th Street STE 219967
Kansas City, MO 64105-1407

Requests in “Good Order”. All purchase and redemption requests must be received in “good order.” This means that a request generally must include:

■	The Fund name(s), share class(es) and account number(s);

■	The amount (in dollars or shares) and type (purchase or redemption) of the request;

■	If by mail, the signature of each registered owner as it appears in the account application;

■	For purchase requests, payment of the full amount of the purchase request (see “Payment” below);

■	For redemption requests, a Medallion Guarantee if required (see “Medallion Guarantee” below); and

■	Any supporting legal documentation that may be required.

Purchase and redemption requests in good order will be processed at the next NAV calculated after the Fund’s transfer agent or an authorized intermediary1 receives your request. If your request is not received in good order, additional documentation may be required to process your transaction. We reserve the right to waive any of the above requirements.

1.	The Fund’s shares may be purchased through an intermediary that has entered into a dealer agreement with the Fund’s distributor. The Fund has approved the acceptance of a purchase or redemption request effective as of the time of its receipt by such an authorized intermediary or its designee, as long as the request is received by one of those entities prior to the Fund’s closing time. These intermediaries may charge transaction fees. We reserve the right to adjust the closing time in certain circumstances.

Medallion Guarantee. A Medallion Guarantee is only required for a mailed redemption request under the following circumstances: (1) if the address on your account was changed within the last 15 days; (2) if the amount of the redemption request exceeds $100,000 and is to be paid to a bank account that is not currently on file with Allspring

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Funds or if all of the owners of your Allspring Fund account are not included in the registration of the bank account provided; or (3) if the redemption request proceeds are to be paid to a third party. You can get a Medallion Guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

Payment. Payment for Fund shares may be made as follows:

By Wire

Purchases into a new or existing account may be funded by using the following wire instructions:

State Street Bank & Trust
Boston, MA
Bank Routing Number: ABA 011000028
Wire Purchase Account: 9905-437-1
Attention: Allspring Funds
(Name of Fund, Account Number and any applicable share class)
Account Name: Provide your name as registered on the Fund account or as included in your account application.

By Check	Make checks payable to Allspring Funds.
By Exchange	Identify an identically registered Allspring Fund account from which you wish to exchange (see “Exchanging Fund Shares” below for restrictions on exchanges).
By Electronic Funds Transfer (“EFT”)	Additional purchases for existing accounts may be funded by EFT using your linked bank account.

All payments must be in U.S. dollars, and all checks and EFTs must be drawn on U.S. banks. You will be charged a $25.00 fee for every check or EFT that is returned to us as unpaid.

Form of Redemption Proceeds. You may request that your redemption proceeds be sent to you by check, by EFT into a linked bank account, or by wire to a linked bank account. Please call Investor Services at 1-800-222-8222 regarding the requirements for linking bank accounts or for wiring funds. Under normal circumstances, we expect to meet redemption requests either by using uninvested cash or cash equivalents or by using the proceeds from the sale of portfolio securities, at the discretion of the portfolio manager(s). The Allspring Funds may also borrow through a bank line of credit for the purpose of meeting redemption requests, although we do not expect to draw funds from this source on a regular basis. In lieu of making cash payments, we reserve the right to determine in our sole discretion, including under stressed market conditions, whether to satisfy one or more redemption requests by making payments in securities. In such cases, we may meet all or part of a redemption request by making payment in securities equal in value to the amount of the redemption payable to you as permitted under the 1940 Act, and the rules thereunder, in which case the redeeming shareholder should expect to incur transaction costs upon the disposition of any securities received.

Timing of Redemption Proceeds. We normally will send out redemption proceeds within one business day after we accept your request to redeem. We reserve the right to delay payment for up to seven days. If you wish to redeem shares purchased by check, by EFT or through the Automatic Investment Plan within seven days of purchase, you may be asked to resubmit your redemption request if your payment has not yet cleared. Payment of redemption proceeds may be delayed for longer than seven days under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

Retirement Plans and Other Products. If you purchased shares through a packaged investment product or retirement plan, read the directions for redeeming shares provided by the product or plan. There may be special requirements that supersede or are in addition to the requirements in this Prospectus.

EXCHANGING FUND SHARES

Exchanges between two funds involve two transactions: (1) the redemption of shares of one fund; and (2) the purchase of shares of another. In general, the same rules and procedures described under “Buying and Selling Fund Shares” apply to exchanges. There are, however, additional policies and considerations you should keep in mind while making or considering an exchange:

■	In general, exchanges may be made between like share classes of any fund in the Allspring Funds complex offered to the general public for investment (i.e., a fund not closed to new accounts), with the following exceptions: (1) Class A shares of non-money market funds may also be exchanged for Service Class shares of any retail or

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government money market fund; (2) Service Class shares may be exchanged for Class A shares of any non-money market fund; and (3) no exchanges are allowed into institutional money market funds.

■	If you make an exchange between Class A shares of a money market fund or Class A2 or Class A shares of a non-money market fund, you will buy the shares at the public offering price of the new fund, unless you are otherwise eligible to buy shares at NAV.

■	Same-fund exchanges between share classes are permitted subject to the following conditions: (1) the shareholder must meet the eligibility guidelines of the class being purchased in the exchange; (2) exchanges out of Class A and Class C shares would not be allowed if shares are subject to a CDSC; and (3) for non-money market funds, in order to exchange into Class A shares, the shareholder must be able to qualify to purchase Class A shares at NAV based on current Prospectus guidelines.

■	An exchange request will be processed on the same business day, provided that both funds are open at the time the request is received. If one or both funds are closed, the exchange will be processed on the following business day.

■	You should carefully read the Prospectus for the Fund into which you wish to exchange.

■	Every exchange involves redeeming fund shares, which may produce a capital gain or loss for tax purposes.

■	If you are making an initial investment into a fund through an exchange, you must exchange at least the minimum initial investment amount for the new fund, unless your balance has fallen below that amount due to investment performance.

■	If you are making an additional investment into a fund that you already own through an exchange, you must exchange at least the minimum subsequent investment amount for the fund you are exchanging into.

■	Class A and Class C share exchanges will not trigger a CDSC. The new shares received in the exchange will continue to age according to the original shares’ CDSC schedule and will be charged the CDSC applicable to the original shares upon redemption.

Generally, we will notify you at least 60 days in advance of any changes in the above exchange policies.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Allspring Funds reserves the right to reject any purchase or exchange order for any reason. If a shareholder redeems $20,000 or more (including redemptions that are part of an exchange transaction) from a Covered Fund (as defined below), that shareholder is “blocked” from purchasing shares of that Covered Fund (including purchases that are part of an exchange transaction) for 30 calendar days after the redemption.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

Allspring Funds, other than the Adjustable Rate Government Fund, Conservative Income Fund, Ultra Short-Term Income Fund and Ultra Short-Term Municipal Income Fund (“Ultra-Short Funds”) and the money market funds, (the “Covered Funds”). The Covered Funds are not designed to serve as vehicles for frequent trading. The Covered Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Covered Fund shareholders. The Board has approved the Covered Funds’ policies and procedures, which provide, among other things, that Allspring Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Covered Fund by increasing expenses or lowering returns. In this regard, the Covered Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Covered Fund shareholders. Allspring Funds Management monitors available shareholder trading information across all Covered Funds on a daily basis. If a shareholder redeems $20,000 or more (including redemptions that are part of an exchange transaction) from a Covered Fund, that shareholder is

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“blocked” from purchasing shares of that Covered Fund (including purchases that are part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to:

■	Money market funds;

■	Ultra-Short Funds;

■	Dividend reinvestments;

■	Systematic investments or exchanges where the financial intermediary maintaining the shareholder account identifies the transaction as a systematic redemption or purchase at the time of the transaction;

■	Rebalancing transactions within certain asset allocation or “wrap” programs where the financial intermediary maintaining a shareholder account is able to identify the transaction as part of an asset allocation program approved by Allspring Funds Management;

■	Rebalancing transactions by an institutional client of Allspring Funds Management or its affiliate following a model portfolio offered by Allspring Funds Management or its affiliate;

■	Transactions initiated by a “fund of funds” or Section 529 Plan into an underlying fund investment;

■	Permitted exchanges between share classes of the same Fund;

■	Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships, withdrawals of shares acquired by participants through payroll deductions, and shares acquired or sold by a participant in connection with plan loans; and

■	Purchases below $20,000 (including purchases that are part of an exchange transaction).

The money market funds and the Ultra-Short Funds. Because the money market funds and Ultra-Short Funds are often used for short-term investments, they are designed to accommodate more frequent purchases and redemptions than the Covered Funds. As a result, the money market funds and Ultra-Short Funds do not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the money market funds or Ultra-Short Funds or their shareholders. Although the money market funds and Ultra-Short Funds do not prohibit frequent trading, Allspring Funds Management will seek to prevent an investor from utilizing the money market funds and Ultra-Short Funds to facilitate frequent purchases and redemptions of shares in the Covered Funds in contravention of the policies and procedures adopted by the Covered Funds.

All Allspring Funds. In addition, Allspring Funds Management reserves the right to accept purchases, redemptions and exchanges made in excess of applicable trading restrictions in designated accounts held by Allspring Funds Management or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions, and are maintained at low balances that do not exceed specified dollar amount limitations.

In the event that an asset allocation or “wrap” program is unable to implement the policy outlined above, Allspring Funds Management may grant a program-level exception to this policy. A financial intermediary relying on the exception is required to provide Allspring Funds Management with specific information regarding its program and ongoing information about its program upon request.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Allspring Funds Management and discussed in this Prospectus. Allspring Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading rather than the policies set forth above in instances where Allspring Funds Management reasonably believes that the intermediary’s policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

DISTRIBUTIONS

The Funds generally make distributions of any investment income, and any realized net capital gains annually. Please contact your institution for distribution options. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

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PRICING FUND SHARES

A Fund’s net asset value (“NAV”) is the value of a single share. The NAV is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day that the NYSE is open, although a Fund may deviate from this calculation time under unusual or unexpected circumstances. The NAV iscalculated separately for each class of shares of a multiple-class Fund. The most recent NAV for each class of a Fund isavailable at allspringglobal.com. To calculate the NAV of a Fund’s shares, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption request is processed is based on the next NAV calculated after the request is received in good order. Generally, NAV is not calculated, and purchase and redemption requests are not processed, on days that the NYSE is closed for trading; however, under unusual or unexpected circumstances, a Fund may elect to remain open even on days that the NYSE is closed or closes early. To the extent that a Fund’s assets are traded in various markets on days when the Fund is closed, the value of the Fund’s assets may be affected on days when you are unable to buy or sell Fund shares. Conversely, trading in some of a Fund’s assets may not occur on days when the Fund is open.

With respect to any portion of a Fund’s assets that may be invested in other mutual funds, the value of the Fund’s shares is based on the NAV of the shares of the other mutual funds in which the Fund invests. The valuation methods used by mutual funds in pricing their shares, including the circumstances under which they will use fair value pricing and the effects of using fair value pricing, are included in the prospectuses of such funds. To the extent a Fund invests a portion of its assets in non-registered investment vehicles, the Fund’s interests in the non-registered vehicles are fair valued at NAV.

With respect to a Fund’s assets invested directly in securities, the Fund’s investments are generally valued at current market prices. Equity securities, options and futures are generally valued at the official closing price or, if none, the last reported sales price on the primary exchange or market on which they are listed (closing price). Equity securities that are not traded primarily on an exchange are generally valued at the quoted bid price obtained from a broker-dealer.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the quoted bid price of a security, including a security that trades primarily on a foreign exchange, does not accurately reflect its current market value as of the time a Fund calculates its NAV. The closing price or the quoted bid price of a security may not reflect its current market value if, among other things, a significant event occurs after the closing price or quoted bid price are made available, but before the time as of which a Fund calculates its NAV, that materially affects the value of the security. We use various criteria, including a systemic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations or evaluated prices from a pricing service or broker-dealer are not readily available.

The fair value of a Fund’s securities and other assets is determined in good faith pursuant to policies and procedures adopted by the Fund’s Board of Trustees. Pursuant to such policies and procedures, the Board has appointed the Manager as the Fund’s valuation designee (the “Valuation Designee”) to perform all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Manager has established procedures for its fair valuation of the Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation. In light of the judgment involved in making fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security at the time as of which fair value pricing is determined. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or quoted bid price. See the Statement of Additional Information for additional details regarding the determination of NAVs.

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INFORMATION ON SHAREHOLDERS’ RIGHTS

Form of Organization

The Funds are series of the Trust. The Trust is an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. The Trust is organized as a Delaware statutory trust and is governed by the Declaration of Trust and applicable state and federal law.

Capitalization

The beneficial interests in the Target Fund and the Acquiring Fund are represented by an unlimited number of transferable shares of beneficial interest. The Trust’s governing documents permit the Board to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Board, all without shareholder approval. Fractional shares may be issued by both the Target Fund and Acquiring Fund. The Target Fund’s and the Acquiring Fund’s shares represent equal proportionate interests in the assets belonging to the shares of the same class of that Fund. Except as otherwise required by the 1940 Act or other applicable law, shareholders of the Fund are entitled to receive dividends and other amounts as determined by the Board. Shareholders of the Target Fund and Acquiring Fund vote separately, by class, as to matters that affect only their particular class and, by Fund, as to matters, such as approval of or amendments to advisory or investment management agreements or mergers, that affect only their particular Fund.

Shareholder Liability

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of a Delaware corporation. Other than in a limited number of states, no such similar statutory or other authority limiting business trust shareholder liability exists. As a result, to the extent that the Trust or shareholders of the Trust are subject to the jurisdiction of a court that does not apply Delaware law, shareholders of the Trust may be subject to liability. To guard against this risk, the Declaration of Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of the Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder’s investment because of shareholder liability should be limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations.

The Target Trust Declaration of Trust disclaims shareholder liability for the debts, liabilities, obligations and expenses of the Target Trust or any of its respective series and provide indemnification for all losses and expenses of any shareholder held liable for the obligations of the Target Funds. Shareholders of the Target Trust have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation.

Shareholder Meeting and Voting Rights

Since the Target Fund and Acquiring Fund are both series of the Trust, the rights of the shareholders of each such Fund are identical. For further information, please see the section entitled “Capital Stock” in the Acquiring Fund’s SAI.

Liquidation

In the event of the liquidation of the Acquiring or Target Funds, the shareholders would be entitled to receive, when and as declared by the Board, the excess of the assets belonging to such Fund and attributable to the class over the liabilities belonging to the Fund and attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of the class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Trustees

Under the Declaration of Trust, all persons contracting with or having any claim against the Trust or a particular series shall look only to the assets of the Trust or such series, respectively, for payment under such contract or claim; and the Trustees shall not be personally liable therefor. No Trustee shall be liable to the Trust or to any shareholder for any loss, damage or claim incurred by reason of any act performed or omitted by such Trustee in good faith on behalf of the Trust, a series or a class, and in a manner reasonably believed to be within the scope of authority conferred on such

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Trustee by the Declaration of Trust, except that a Trustee shall be liable for any loss, damage or claim incurred by reason of such Trustee’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Subject only to the express limitations in the 1940 Act, other applicable laws, and the Declaration of Trust, the Trust or the appropriate series shall indemnify each of its Trustees to the fullest extent permitted under the 1940 Act and other applicable laws. The Trust may also advance money for such litigation provided that the Trustee undertakes to repay the relevant Fund if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of the Trust Instrument and Delaware law directly for more complete information.

Principal Holders of Fund Shares

As of January 2, 2024, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of the Fund. Except as noted below in the table, to the Fund’s knowledge, no persons owned of record 5% or more of any class of shares of the Fund. No person is reflected on the books and records of the Funds as owning beneficially 5% or more of any shares of the Funds as of January 2, 2024. Any shareholder who holds beneficially 25% or more of the outstanding common shares of a Fund may be deemed to control the Fund until such time as it holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling a Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the consent or approval of the other shareholders.

Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class After Merger
Allspring C&B Mid Cap Value Fund
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	Fund Level	2,547,334.6370	35.63%	0.85%
Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 211 Main Street San Francisco, CA 94105-1905	A	619,755.4240	26.21%	1.76%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	A	613,522.8130	25.94%	1.74%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	A	262,272.1160	11.09%	0.74%
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of it Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	A	118,598.7240	5.01%	0.34%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	C	17,476.6790	50.02%	0.60%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	C	6,158.1650	17.62%	0.21%

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Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class After Merger
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	C	3,507.8190	10.04%	0.12%
UBS WM USA Omni Account M/F Special Custody Account EBOC 1000 Harbor Blvd Weehawken, NJ 07086-6761	C	1,914.9150	5.48%	0.07%
Vanguard Fiduciary Trust Company Attn: Outside Funds PO Box 2600 Valley Forge, PA 19482-2600	R6	148,839.5480	37.21%	0.19%
Charles Schwab & Co Inc Special Custody Account FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1901	R6	103,947.2120	25.99%	0.13%
Voya Retirement Insurance and Annuity Company 1 Orange Way Windsor, CT 06095-4774	R6	28,503.5380	7.13%	0.04%
Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 211 Main Street San Francisco, CA 94105-1901	Administrator	101,806.8810	35.05%	1.33%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	Administrator	65,583.9760	22.58%	0.85%
Matrix Trust Company Cust FBO Duluth Holdings Inc 401(k) PO Box 52129 Phoenix, AZ 85072-2129	Administrator	27,223.0460	9.37%	0.35%
Matrix Trust Company Cust FBO Perfect Pattern Inc 401(k) Profit PO Box 52129 Phoenix, AZ 85072-2129	Administrator	20,335.4800	7.00%	0.26%
Matrix Trust Company Cust FBO Ryan Incorporated Central Profit Sharing PO Box 52129 Phoenix, AZ 85072-2129	Administrator	16,922.2290	5.83%	0.22%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	Institutional	2,547,334.6370	62.77%	1.45%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	Institutional	365,687.5000	9.01%	0.21%

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Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class After Merger
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	Institutional	220,130.7370	5.42%	0.13%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	Institutional	215,647.8890	5.31%	0.12%
Allspring Growth Balanced Fund
Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 211 Main Street San Francisco, CA 94105-1901	Fund Level	1,801,109.4030	40.16%	4.64%
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	A	925,189.3070	69.44%	3.68%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	A	113,812.4490	8.54%	0.45%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	C	45,018.6710	48.67%	8.25%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	C	37,877.7480	40.95%	6.94%
Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 211 Main Street San Francisco, CA 94105-1905	Administrator	1,801,109.4030	58.87%	53.26%
Allspring Moderate Balanced Fund
Charles Schwab & Co Inc Special Custody Account FBO Customer Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1901	Fund Level	1,909,923.0710	38.65%	8.30%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	A	865,550.9790	49.45%	21.26%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	A	238,371.6990	13.62%	5.86%
Edward D. Jones & Co. For the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	A	169,911.1710	9.71%	4.17%

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Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class After Merger
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	C	117,205.7810	60.08%	0.69%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	C	50,840.5560	26.06%	0.30%
National Financial Services LLC Exclusive Benefit of Our Customers Attn Mutual Fund Dept, 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	Administrator	138,870.7900	17.24%	4.15%
Attn Mutual Fund Administrator c/o Principal Financial SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	Administrator	117,334.8280	14.57%	3.50%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	Administrator	95,274.2280	11.83%	2.84%
Santa Fe Natural Tobacco Company Foundation 401 N Main Street Winston Salem, NC 27101-3804	Administrator	83,225.1540	10.33%	2.48%
Attn NPIO Trade Desk DCGT as TTEE and/or Cust FBO PLIC Various Retirement Plans Omnibus 711 High Street Des Moines, IA 50392-0001	Administrator	68,421.128	8.49%	2.04%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	Administrator	42,939.5840	5.33%	1.28%
Charles Schwab & Co Inc Special Custody Account FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1901	Institutional	1,909,923.0710	87.20%	57.17%
Raymond James Omnibus for Mutual funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	Institutional	234,053.2690	10.69%	7.01%
Allspring Small Cap Fund
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	A	166,223.7490	12.64%	1.11%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	A	116,848.8880	8.89%	0.78%

77 |

Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class After Merger
Charles Schwab & Co Inc 211 Main Street San Francisco, CA 94105-1901	A	78,378.4680	5.96%	0.52%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	C	1,679.3780	100.00%	2.50%
Attn Mutual Fund Administrator c/o Principal Financial SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	R6	29,797.8720	95.53%	3.86%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	Administrator	3,143.3700	24.72%	0.41%
Massachusetts Mutual Insurance Co 1295 State Street Springfield, MA 01111-0001	Administrator	2,892.3170	22.75%	0.38%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	Administrator	2,357.0630	18.54%	0.31%
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	Administrator	1,665.8680	13.10%	0.22%
Charles Schwab & Co Inc Special Custody Account 211 Main Street San Francisco, CA 94105-1901	Administrator	1,423.6660	11.20%	0.19%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	Administrator	773.7120	6.09%	0.10%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept, 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	Institutional	32,520.1890	29.54%	0.75%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 250 Nicollet Mall, Suite 1400 Minneapolis, MN 55401-7554	Institutional	15,972.6540	14.51%	0.37%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	Institutional	14,333.6400	13.02%	0.33%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	Institutional	9,496.5920	8.63%	0.22%

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Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class After Merger
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	Institutional	8,862.6250	8.05%	0.20%
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	Institutional	7,793.4050	7.08%	0.18%

Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class After Merger
Allspring Asset Allocation Fund
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	Fund	40,210,390.9190	41.68%	36.55%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	A	40,210,390.9190	48.94%	46.34%
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	A	7,410,142.9490	9.02%	8.54%
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customer 1 New York Plz Floor 12 New York, NY 10004-1965	A	6,923,108.6010	8.43%	7.98%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	A	5,111,654.7390	6.22%	5.89%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	C	686,757.1990	53.83%	44.70%
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customer 1 New York Plz Floor 12 New York, NY 10004-1965	C	125,049.1420	9.80%	8.14%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	C	81,491.3700	6.39%	5.30%

79 |

Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class After Merger
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	Administrator	174,653.4810	19.11%	1.82%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	Administrator	163,020.9280	17.84%	1.70%
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers Reinvest Account 211 Main Street San Francisco, CA 94105-1901	Administrator	141,168.8730	15.45%	1.47%
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	Administrator	92,792.9050	10.16%	0.97%
Attn: NPIO Trade Desk DCGT as TTEE and/or Cust FBO PLIC Various Retirement Plans Omnibus 711 High Street Des Moines, IA 50392-0001	Administrator	89,330.5310	9.78%	0.93%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	Administrator	52,629.4030	5.76%	0.55%
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	Institutional	2,454,749.2280	20.25%	20.25%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	Institutional	2,429.472.6300	20.04%	20.04%
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customer 1 New York Plz Floor 12 New York, NY 10004-1965	Institutional	1,742,670.9130	14.37%	14.37%
UBS WM USA Omni Account M/F Special Custody Account EBOC 1000 Harbor Blvd Weehawken, NJ 07086-6761	Institutional	1,740,850.7810	14.36%	14.36%
Raymond James Omnibus for Mutual funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	Institutional	770,474.4770	6.35%	6.35%
Charles Schwab & Co Inc 211 Main Street San Francisco, CA 94105-1901	Institutional	632,384.0670	5.22%	5.22%

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Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class After Merger
Allspring Small Company Value Fund
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	A	1,058,669.8700	10.77%	9.83%
Charles Schwab & Co Inc Special Custody Account FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1901	A	891,883.6650	9.08%	8.28%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	A	619,724.8260	6.31%	5.75%
UMB Bank NA FBO Fiduciary For Tax Deferred Accounts Attn Finance Department 1 SW Security Benefit Pl Topeka, KS 66636-1000	A	562,400.4300	5.72%	5.22%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	C	31,026.1200	66.02%	64.37%
Raymond James Omnibus for Mutual funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	C	2,752.1450	5.86%	5.71%
Charles Schwab & Co Inc Special Custody Account FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1901	C	2,573.1520	5.48%	5.34%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-1995	R6	132,378.9160	23.99%	23.02%
Attn: NPIO Trade Desk DCGT as TTEE and/or Cust FBO PLIC Various Retirement Plans Omnibus 711 High Street Des Moines, IA 50392-0001	R6	127,609.7070	23.12%	22.19%
Empower Trust Company LLC TTEE Employee Benefits Clients 401k 8515 E Orchard Rd Greenwood Village, CO 80111-5002	R6	79,305.6060	14.37%	13.79%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	Administrator	185,494.1080	33.92%	33.36%

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Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class After Merger
Empower Trust FBO Empower IRA Advantage c/o Fascore LLC 8515 E Orchard Rd Greenwood Village, CO 80111-5002	Administrator	154,450.3690	28.25%	27.78%
Charles Schwab & Co Inc Special Custody Account 211 Main Street San Francisco, CA 94105-1901	Administrator	68,169.8260	12.47%	12.26%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	Institutional	557,602.3920	17.74%	17.29%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	Institutional	524,630.0850	16.69%	16.27%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	Institutional	475,630.0000	15.14%	14.75%
Raymond James Omnibus for Mutual funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	Institutional	399,658.8040	12.72%	12.40%
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers Reinvest Account 211 Main Street San Francisco, CA 94105-1901	Institutional	369,331.0590	11.75%	11.45%
Empower Trust FBO Autoliv ASP Inc Emp Savings and Inv 8515 E Orchard Rd Greenwood Village, CO 80111-5002	Institutional	178,166.8080	5.67%	5.53%
Allspring Special Mid Cap Value Fund
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	A	6,577,071.9880	21.82%	20.36%
Charles Schwab & Co Inc Special Custody Account FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1901	A	2,447,826.0050	8.12%	7.58%
Empower Trust Company LLC TTEE Employee Benefits Clients 401k 8515 E Orchard Rd Greenwood Village, CO 80111-5002	A	2,254,059.2050	7.48%	6.98%

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Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class After Merger
Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	A	2,077,050.8010	6.89%	6.43%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	C	635,827.9250	24.91%	24.62%
Raymond James Omnibus for Mutual funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	C	428,668.5240	16.80%	16.60%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	C	343,848.7410	13.47%	13.31%
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customer 1 New York Plz Floor 12 New York, NY 10004-1965	C	331,540.5910	12.99%	12.84%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	C	197,764.6120	7.75%	7.66%
Charles Schwab & Co Inc Special Custody Account FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1901	C	161,979.0730	6.35%	6.27%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-1995	R6	17,890,707.6150	25.54%	25.41%
Attn: NPIO Trade Desk DCGT as TTEE and/or Cust FBO PLIC Various Retirement Plans Omnibus 711 High Street Des Moines, IA 50392-0001	R6	5,068,943.3270	7.24%	7.20%
TIAA Trust, N.A. Cust/TTEE Of Retirement Plans Record kept by TIAA Attn: Fund Operations 8500 Andrew Carnegie Blvd. Charlotte, NC 28262-8500	R6	3,708,461.0000	5.29%	5.27%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	Administrator	2,932,156.8480	43.79%	42.13%
Charles Schwab & Co Inc Special Custody Account 211 Main Street San Francisco, CA 94105-1901	Administrator	827,688.1190	12.36%	11.89%

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Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class After Merger
Empower Trust FBO Emppower IRA Advantage c/o Fascore LLC 8515 E Orchard Rd Greenwood Village, CO 80111-5002	Administrator	608,767.8790	9.09%	8.75%
Empower Trust Company LLC TTEE Employee Benefits Clients 401k 8515 E Orchard Rd Greenwood Village, CO 80111-5002	Administrator	409,605.9240	6.12%	5.89%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	Institutional	23,687,479.9530	15.43%	15.07%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	Institutional	23,324,400.4640	15.19%	14.84%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	Institutional	19,670,750.8970	12.81%	12.52%
Raymond James Omnibus for Mutual funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	Institutional	18,604,826.4170	12.12%	11.84%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	Institutional	15,232,381.4330	9.92%	9.69%
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customer 1 New York Plz Floor 12 New York, NY 10004-1965	Institutional	10,043,493.7410	6.54%	6.39%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	Institutional	9,169,916.5970	5.97%	5.84%
Allspring Spectrum Moderate Growth Fund
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	Fund	12,959,763.990	39.97%	31.46%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	Fund	8,761,903.362	27.03%	21.27%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	A	1,985,502.6620	48.58%	27.69%

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Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class After Merger
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	A	663,251.2740	16.23%	9.25%
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customer 1 New York Plz Floor 12 New York, NY 10004-1965	A	344,339.5100	8.43%%	4.80%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	C	12,959,763.9900	46.76%	46.22%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	C	8,761,903.3630	31.62%	31.25%
Trust Holdings II LP 103 Foulk Rd. Suite 205-22 Wilmington, DE 19803-3742	Institutional	425,185.8740	68.36%	7.11%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	Institutional	72,976.0770	11.73%	1.22%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	Institutional	45,669.3190	7.34%	0.76%
Raymond James Omnibus for Mutual funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	Institutional	39,500.4620	6.35%	0.66%

85 |

FINANCIAL STATEMENTS

The audited financial highlights of each Fund for the last five fiscal years are incorporated by reference from the applicable Fund’s prospectus.

The SAI incorporates by reference the following financial statements, including the financial highlights for the periods indicated therein and the reports thereon of KPMG LLP, independent registered public accounting firm to the Funds.

Fund Name	Financial Statements as of	Audited or Unaudited
Allspring Small Cap Fund	March 31, 2023	Audited
Allspring Asset Allocation Fund Allspring Moderate Balanced Fund Allspring Growth Balanced Fund Allspring Small Company Value Fund Allspring Spectrum Moderate Growth Fund	May 31, 2023	Audited
Allspring C&B Mid Cap Value Fund Allspring Special Mid Cap Value Fund	September 30, 2023	Audited
Small Cap Fund	September 30, 2023	Unaudited

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PRO FORMA CAPITALIZATION

The following tables set forth the capitalizations of each Target and Acquiring Fund as of each Acquiring Fund’s fiscal year end, identified in the table below, and the capitalization of the Acquiring Fund on a pro forma basis as of that date after giving effect to the acquisition of the Target Fund’s assets at net asset value. The pro forma data reflects an exchange ratio for each Class as listed in the table below.

Fund	Fiscal Year-End
Allspring Asset Allocation Fund	May 31
Allspring Small Company Value Fund	May 31
Allspring Special Mid Cap Value Fund	September 30
Allspring Spectrum Moderate Growth Fund	May 31

Exchange Ratio
Allspring C&B Mid Cap Value Fund
Class A	0.89
Class C	0.86
Class R6	0.87
Administrator Class	0.89
Institutional Class	0.87
Allspring Growth Balanced Fund
Class A	3.45
Class C	2.82
Administrator Class	2.84
Allspring Moderate Balanced Fund
Class A	1.78
Class C	1.68
Administrator Class	1.81
Institutional Class	1.81
Allspring Small Cap Fund
Class A	0.75
Class C	0.74
Class R6	0.78
Administrator Class	0.76
Institutional Class	0.77

ALLSPRING C&B MID CAP VALUE FUND INTO ALLSPRING SPECIAL MID CAP VALUE FUND

	Allspring C&B Mid Cap Value Fund (Target Fund)	Allspring Special Mid Cap Value Fund (Acquiring Fund)	Adjustments	Combined Pro forma
Total Net Assets
Class A	$94,368,532	$1,334,415,300	$0	$1,428,783,832
Class C	$1,278,330	$106,431,222	$0	$107,709,552
Class R6	$18,680,035	$3,208,044,147	$0	$3,226,724,182
Administrator Class	$11,703,452	$307,586,172	$0	$319,289,624
Institutional Class	$170,949,436	$6,933,240,486	$0	$7,104,189,922
Total	$296,979,785	$11,889,717,327	$0	$12,186,697,112
Net Asset Value per Share
Class A	$38.35	$42.93	$0	$42.93
Class C	$34.54	$40.05	$0	$40.05

87 |

	Allspring C&B Mid Cap Value Fund (Target Fund)	Allspring Special Mid Cap Value Fund (Acquiring Fund)	Adjustments	Combined Pro forma
Class R6	$38.87	$44.53	$0	$44.53
Administrator Class	$38.96	$44.02	$0	$44.02
Institutional Class	$38.85	$44.43	$0	$44.43
Total Shares Outstanding
Class A	2,460,404	31,084,557	(262,136)[1]	33,282,825
Class C	37,015	2,657,277	(5,099)1[1]	2,689,193
Class R6	480,615	72,049,270	(61,082)[1]	72,468,803
Administrator Class	300,358	6,988,182	(34,462)[1]	7,254,078
Institutional Class	4,400,491	156,037,361	(553,155)[1]	159,884,697
Total	7,678,883	268,816,647	(915,934)[1]	275,579,596
1.	Adjustment reflects the conversion of respective Target Fund shares into the shares of the Acquiring Fund.

ALLSPRING GROWTH BALANCED FUND INTO ALLSPRING ASSET ALLOCATION FUND

	Allspring Growth Balanced Fund (Target Fund)	Allspring Asset Allocation Fund (Acquiring Fund)	Adjustments	Combined Pro forma
Total Net Assets
Class A	$63,023,323	$1,095,066,167	$0	$1,158,089,490
Class C	$4,182,676	$18,773,752	$0	$22,956,428
Class R1	N/A	$2,222,515	$0	$2,222,515
Administrator Class	$114,731,535	$12,949,418	$0	$127,680,953
Institutional Class	N/A	$167,087,776	$0	$167,087,776
Total	$181,937,534	$1,296,099,628	$0	$1,478,037,162
Net Asset Value per Share
Class A	$43.30	$12.54	$0	$12.54
Class C	$35.66	$12.66	$0	$12.66
Class R1	N/A	$12.51	$0	$12.51
Administrator Class	$36.77	$12.97	$0	$12.97
Institutional Class	N/A	$12.57	$0	$12.57
Total Shares Outstanding
Class A	1,455,529	87,359,482	3,572,184[2]	92,387,195
Class C	117,301	1,482,524	212,995[2]	1,812,820
Class R1	N/A	177,724	0	177,724
Administrator Class	3,120,293	998,481	5,726,243[2]	9,845,017
Institutional Class	N/A	13,296,716	0	13,296,716
Total	4,693,123	103,314,927	9,511,422[2]	117,519,472
1.	Class R shares converted to Class A shares on June 16, 2023. The information in this table is as of May 31, 2023.
2.	Adjustment reflects the conversion of respective Target Fund shares into the shares of the Acquiring Fund.

ALLSPRING MODERATE BALANCED FUND INTO ALLSPRING SPECTRUM MODERATE GROWTH FUND

	Allspring Moderate Balanced Fund (Target Fund)	Allspring Spectrum Moderate Growth Fund (Acquiring Fund)	Adjustments	Combined Pro forma
Total Net Assets
Class A	$33,393,333	$44,965,628	$0	$78,358,961
Class C	$4,393,146	$326,438,393	$0	$330,831,539

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	Allspring Moderate Balanced Fund (Target Fund)	Allspring Spectrum Moderate Growth Fund (Acquiring Fund)	Adjustments	Combined Pro forma
Administrator Class	$16,367,567	N/A	$(16,367,567)[1]	N/A
Institutional Class	$42,789,027	$6,715,399	$16,367,567[1]	$65,871,993
Total	$96,943,073	$378,119,420	$0	$475,062,493
Net Asset Value per Share
Class A	$18.71	$10.51	$0	$10.51
Class C	$18.13	$10.80	$0	$10.80
Administrator Class	$18.97	N/A	$0	N/A
Institutional Class	$19.02	$10.51	$0	$10.51
Total Shares Outstanding
Class A	1,785,052	4,277,986	1,391,967[1]	7,455,005
Class C	242,380	30,222,980	164,354[1]	30,629,714
Administrator Class	862,713	N/A	(862,713)[1]	N/A
Institutional Class	2,250,135	638,904	3,378,037[1]	6,267,076
Total	5,140,280	35,139,870	4,071,645[1]	44,351,795
1.	Adjustment reflects the conversion of respective Target Fund shares into the shares of the Acquiring Fund.

ALLSPRING SMALL CAP FUND INTO ALLSPRING SMALL COMPANY VALUE FUND

	Allspring Small Cap Fund (Target Fund)	Allspring Small Company Value Fund (Acquiring Fund)	Adjustments	Combined Pro forma
Total Net Assets
Class A	$32,554,708	$304,600,572	$0	$337,155,280
Class C	$31,728	$1,307,060	$0	$1,338,788
Class R6	$695,768	$14,572,862	$0	$15,268,630
Administrator Class	$311,742	$17,742,771	$0	$18,054,513
Institutional Class	$2,789,744	$110,536,131	$0	$113,325,875
Total	$36,383,690	$448,759,396	$0	$485,143,086
Net Asset Value per Share
Class A	$22.12	$29.53	$0	$29.53
Class C	$18.69	$25.30	$0	$25.30
Class R6	$23.82	$30.68	$0	$30.68
Administrator Class	$22.92	$30.33	$0	$30.33
Institutional Class	$23.60	$30.51	$0	$30.51
Total Shares Outstanding
Class A	1,471,745	10,313,491	(369,474)[1]	11,415,762
Class C	1,697	51,673	(443)[1]	52,927
Class R6	29,215	474,928	(6,540)[1]	497,603
Administrator Class	13,600	585,028	(3,321)[1]	595,307
Institutional Class	118,197	3,622,421	(26,773)[1]	3,713,845
Total	1,634,454	15,047,541	(406,551)[1]	16,275,444
1.	Adjustment reflects the conversion of respective Target Fund shares into the shares of the Acquiring Fund.

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ADDITIONAL INFORMATION

Each Target Fund and Acquiring Fund are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information with the SEC.

These items can be inspected and copies may be obtained at prescribed rates at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such filings may be available at the following Commission regional offices: 3 World Financial Center, Suite 400, New York, NY 10281-1022; 33 Arch Street, 23rd Floor, Boston, MA 02110-1424; 701 Market Street, Philadelphia, PA 19106-1532; 801 Brickell Ave., Suite 1800, Miami, FL 33131; 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA 30326-1232; 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604; 1801 California Street, Suite 1500, Denver, CO 80202-2656; Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX 76102; 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648; and 44 Montgomery Street, Suite 2600, San Francisco, CA 94104.

Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Informational Services, SEC, Washington, D.C. 20549 at prescribed rates or by calling 1-202-551-8090.

 | 90

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

Funds Trust

FORM OF AGREEMENT AND PLAN OF REORGANIZATION
Dated as of January 2, 2024

This AGREEMENT AND PLAN OF REORGANIZATION (this “Plan”) made as of this [insert date], 2023 by Allspring Funds Trust (“Funds Trust”), a Delaware statutory trust, for itself and on behalf of its respective Acquiring Fund and its respective Target Fund, as indicated in the chart below; and as to Section 15 of this Plan only, Allspring Funds Management, LLC (“Allspring Funds Management”), the investment manager to each series of Funds Trust.

Target Fund	Acquiring Fund
Growth Balanced Fund Class A Class C Administrator Class	Asset Allocation Fund Class A Class C Administrator Class
Moderate Balanced Fund Class A Class C Administrator Class Institutional Class	Spectrum Moderate Growth Fund Class A Class C Institutional Class Institutional Class
C&B Mid Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	Special Mid Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class

WHEREAS, Funds Trust is an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the parties desire that the Acquiring Fund acquire the assets and assume the liabilities of its corresponding Target Fund (“Corresponding Target Fund”), as set forth in the chart above opposite a corresponding Acquiring Fund (“Corresponding Acquiring Fund”), in exchange for shares of equal value of the Acquiring Fund and the distribution of the shares of the Acquiring Fund to the shareholders of the Target Fund in connection with the liquidation and termination of the Target Fund (the “Reorganization”); and

WHEREAS the parties intend that the Reorganization qualify as a “reorganization,” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and that the Fund will be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

NOW, THEREFORE, in accordance with the mutual promises described herein, the parties agree as follows:

1. Definitions. The following terms shall have the following meanings:

1933 Act: The Securities Act of 1933, as amended.

1934 Act: The Securities Exchange Act of 1934, as amended.

Acquiring Class: The class of the Acquiring Fund’s shares that Funds Trust will issue to the shareholders of the Target Fund Class, as set forth above.

Acquiring Fund: Each Fund listed in the column entitled “Acquiring Fund,” as set forth above.
Acquiring Fund Financial Statements: The audited financial statements of the Acquiring Fund for its most recently completed fiscal year and the unaudited financial statements of the Acquiring Fund for its most recently completed semi-annual period.

Assets: All property and assets of any kind and all interests, rights, privileges and powers of or attributable to a Fund, whether or not determinable at the appropriate Effective Time and wherever located. Assets include all cash, cash equivalents, securities, claims (whether absolute or contingent, Known or unknown, accrued or unaccrued or

A-1 |

conditional or unmatured), contract rights and receivables (including dividend and interest receivables) owned by a Fund and any deferred or prepaid expense shown as an asset on such Fund’s books.

Assets List: A list of securities and other Assets and Known Liabilities of or attributable to the Target Fund as of the date provided.

Board: The Board of Trustees of Funds Trust.

Closing Date: [Insert Date], 2023, or such other date as the parties may agree to in writing with respect to the
Reorganization.

Corresponding Acquiring Class: The Acquiring Fund share class as set forth above.

Corresponding Acquiring Fund: The Acquiring Fund set forth opposite a Target Fund above.

Corresponding Target Class: The Target Fund share class set forth opposite an Acquiring Class above.

Corresponding Target Fund: The Target Fund set forth opposite an Acquiring Fund above.

Effective Time: 9:00 a.m. Eastern Time on the first business day following the Closing Date of the Reorganization, or such other time and date as the parties may agree to in writing.

Fund: An Acquiring Fund or a Target Fund.

Know, Known or Knowledge: Known after reasonable inquiry.

Liabilities: All liabilities of, allocated or attributable to, a Fund, whether Known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured.

Master Portfolio: Each Fund listed in the column entitled “Master Portfolio” as set forth above.

Master Portfolio Financial Statements: The audited financial statements of a Master Portfolio for its most recently completed fiscal year together with the unaudited financial statements of the Master Portfolio for any semi-annual period completed since the end of the most recently completed fiscal year, in each case to the extent available.

Registration Statement: The Trust’s registration statement on Form N-1A, as filed with the SEC and in effect from time to time.

Reorganization Documents: Such bills of sale, assignments, and other instruments of transfer as Funds Trust deems desirable for the Target Fund to transfer to the Acquiring Fund all rights and title to and interest in the Target Fund’s Assets and Liabilities and for the Acquiring Fund to assume the Target Fund’s Assets and Liabilities.

Target Class: The Target Fund share class set forth opposite an Acquiring Class above.

Target Fund: Each Fund listed in the column entitled “Target Fund” above.

Target Fund Financial Statements: The audited financial statements of the Target Fund for its most recently completed fiscal year and the unaudited financial statements of the Target Fund for its most recently completed semi-annual period.

Valuation Time: The time on the Reorganization’s Closing Date, the business day immediately preceding the Closing Date if the Closing Date is not a business day or such other time as the parties may agree to in writing, that Funds Trust determines the net asset value of the shares of the Acquiring Fund and determines the value of the Assets of or attributable to the Target Fund, net of known Liabilities. Unless otherwise agreed to in writing, the Valuation Time of a Reorganization shall be the time of day then set forth in the Acquiring Fund’s and Target Fund’s Registration Statement on Form N-1A as the time of day at which net asset value is calculated.

2. Regulatory Filings. Funds Trust shall prepare and file any required filings including, without limitation, filings with state or foreign securities regulatory authorities.

3. Transfer of Target Fund Assets. Funds Trust shall take the following steps with respect to the Reorganization:

(a) At the Effective Time, Funds Trust with respect to the series that is a Target Fund shall assign, transfer, deliver and convey all of the Target Fund’s Assets to its Corresponding Acquiring Fund on the bases described in Subsection 3(c) of this Plan. Funds Trust with respect to the series that is an Acquiring Fund shall then accept the Target Fund’s Assets and assume the Target Fund’s Liabilities such that at and after the Effective Time (i) all of the Target Fund’s Assets at or

 | A-2

after the Effective Time shall become and be the Assets of its Corresponding Acquiring Fund and (ii) all of the Target Fund’s Liabilities at the Effective Time shall attach to its Corresponding Acquiring Fund, and be enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund.

(b) Within a reasonable time prior to the Closing Date, the Target Fund shall provide, if requested, its Assets List to its Corresponding Acquiring Fund. The Target Fund may sell any investment on the Assets List prior to the Target Fund’s Valuation Time. After the Target Fund provides the Assets List, the Target Fund will notify its Corresponding Acquiring Fund of its purchase or incurrence of additional investments or of any additional encumbrances, rights, restrictions or claims not reflected on the Assets List, within a reasonable time period after such purchase or incurrence. Within a reasonable time after receipt of the Assets List and prior to the Closing Date, the Acquiring Fund will advise its Corresponding Target Fund in writing of any investments shown on the Assets List that the Acquiring Fund has reasonably determined to be impermissible or inconsistent with the investment objective, policies and restrictions of the Acquiring Fund.

(c) Funds Trust shall assign, transfer, deliver and convey the Target Fund’s Assets to its Corresponding Acquiring Fund at the Reorganization’s Effective Time on the following bases: (1) In exchange for the transfer of the Assets, Funds Trust shall simultaneously issue and deliver to the Target Fund full and fractional shares of beneficial interest of each Acquiring Class. Funds Trust shall determine the number of shares of each Acquiring Class to issue by dividing the value of the Assets net of Known Liabilities attributable to the Corresponding Target Class by the net asset value of one Acquiring Class share. Based on this calculation, Funds Trust shall issue shares of beneficial interest of each Acquiring Class with an aggregate net asset value equal to the value of the Assets net of Known Liabilities of the Corresponding Target Class, (2) The parties shall determine the net asset value of the Acquiring Fund shares to be delivered, and the value of the Assets to be conveyed net of Known Liabilities, as of the Valuation Time substantially in accordance with Funds Trust’s current valuation procedures. The parties shall make all computations to the fourth decimal place or such other decimal place as the parties may agree to in writing, and (3) Funds Trust shall cause its custodian to transfer the Target Fund’s Assets with good and marketable title to the account of the Acquiring Fund. Funds Trust shall cause its custodian to transfer all cash in the form of immediately available funds. Funds Trust shall cause its custodian to transfer any Assets that were not transferred to the Acquiring Fund’s account at the Effective Time to the Acquiring Fund’s account at the earliest practicable date thereafter.

4. Liquidation and Termination of Target Fund, Registration of Shares and Access to Records. Funds Trust also shall take the following steps for the Reorganization:

(a) At or as soon as reasonably practical after the Effective Time, Funds Trust shall dissolve and liquidate the Target Fund, and terminate the Target Fund as an authorized series of Funds Trust, in accordance with applicable law and its Amended and Restated Declaration of Trust (the “Declaration of Trust”) by transferring to shareholders of record of each Corresponding Target Class full and fractional shares of beneficial interest of the Acquiring Class equal in value to the shares of the Corresponding Target Class held by the shareholder. Each shareholder also shall have the right to receive any unpaid dividends or other distributions that Funds Trust declared with respect to the shareholder’s Corresponding Target Class shares before the Effective Time. Funds Trust shall record on its books the ownership by the shareholders of the Acquiring Fund shares; Funds Trust shall simultaneously redeem and cancel on its books all of the issued and outstanding shares of each Corresponding Target Class. Funds Trust does not issue certificates representing Fund shares and shall not be responsible for issuing certificates to shareholders of the Target Funds. Funds Trust shall wind up the affairs of the Target Fund.

(b) If a former Target Fund shareholder requests a change in the registration of the shareholder’s Acquiring Fund shares to a person other than the shareholder, Funds Trust shall require the shareholder to (i) furnish Funds Trust an instrument of transfer properly endorsed, accompanied by any required signature guarantees and otherwise in proper form for transfer; and (ii) pay to the Acquiring Fund any transfer or other taxes required by reason of such registration or establish to the reasonable satisfaction of Funds Trust that such tax has been paid or does not apply.

5. Representations, Warranties and Agreements of Funds Trust. Funds Trust, on behalf of itself, and, as appropriate, the Target Fund and the Acquiring Fund, represents and warrants to, and agrees with, the Acquiring Fund and the Target Fund, respectively as follows:

(a) Funds Trust is a statutory trust duly created, validly existing and in good standing under the laws of the State of Delaware. The Board duly established and designated each Fund as a series of Funds Trust and each Acquiring Class

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as a class of the Acquiring Fund. Funds Trust is an open-end management investment company registered with the SEC under the 1940 Act.

(b) Funds Trust has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as described in its Registration Statement on Form N-1A as filed with the SEC, to enter into this Plan and to consummate the transactions contemplated herein.

(c) The Board has duly authorized execution and delivery of the Plan and the transactions contemplated herein. Duly authorized officers of Funds Trust have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not, violate the Declaration of Trust of Funds Trust. Funds Trust does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein.

(d) The Fund has qualified as a “regulated investment company” under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations and will continue to so qualify until the Effective Time and has computed its federal income tax liability, if any, under Sections 852 and 4982 of the Code.

(e) Funds Trust has duly authorized the Acquiring Fund shares to be issued and delivered to the Target Fund as of the Effective Time. When issued and delivered, the Acquiring Fund shares shall have been registered for sale under the 1933 Act and shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of them. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor are there any securities convertible into Acquiring Fund shares.

(f) The Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the 1934 Act and all applicable state securities laws. The Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Form N-1A Registration Statement currently in effect. The value of the Assets net of Known Liabilities of the Acquiring Fund has been determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the policies of such Acquiring Fund.

(g) Funds Trust does not know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against Funds Trust or any Fund or its Assets or businesses. There are no facts that Funds Trust currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against Funds Trust or any Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts, provided all required performance disclosures have been made. Neither Funds Trust nor any Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, business, properties or Assets or its ability to consummate the transactions contemplated by this Plan.

(h) Funds Trust is not a party to any contracts, agreements, franchises, licenses or permits relating to the Funds except those entered into or granted in the ordinary course of its business, in each case under which no material default exists. Funds Trust is not a party to or subject to any employee benefit plan, lease or franchise of any kind or nature whatsoever on behalf of any Fund.

(i) Funds Trust has timely filed all tax returns, for the Funds for all of their taxable years to and including their most recent taxable year required to be filed on or before the date of this Plan, and has paid all taxes payable pursuant to such returns. To the knowledge of Funds Trust, no such tax return has been or is currently under audit and no assessment has been asserted with respect to any return. Funds Trust will file all of the Fund’s tax returns for all of their taxable periods ending on or before the Closing Date not previously filed on or before their due dates (taking account of any valid extensions thereof).

(j) Since the date of the Target Fund Financial Statements and the Acquiring Fund Financial Statements, there has been no material adverse change in the financial condition, business, properties or Assets of the Target Fund or Acquiring Fund, respectively. For purposes of this provision, investment underperformance, negative investment

 | A-4

performance or net redemptions shall not be deemed to constitute such facts, provided all customary performance disclosures have been made.

(k) The Target Fund Financial Statements and the Acquiring Fund Financial Statements, fairly present the financial position of the Acquiring Fund as of the Fund’s most recent fiscal year-end and the results of the Fund’s operations and changes in the Fund’s net assets for the periods indicated. The Target Fund Financial Statements and the Acquiring Fund Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied.

(l) To the Knowledge of Funds Trust, neither the Target Fund nor the Acquiring Fund has any Liabilities, whether or not determined or determinable, other than Liabilities disclosed or provided for in the Target Fund Financial Statements and the Acquiring Fund Financial Statements, respectively, or Liabilities incurred in the ordinary course of business.

(m) Except as otherwise provided herein, Funds Trust shall operate the business of each Fund in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include the declaration and payment of dividends and distributions approved by the Board in anticipation of the Reorganization. Notwithstanding the foregoing, each Fund shall (i) complete all measures prior to the Effective Time to ensure that the Reorganization qualifies as a “reorganization” within the meaning of Section 368(a) of the Code; and (ii) take all other appropriate action necessary to ensure satisfaction of representations in certificates to be provided to Troutman Pepper Hamilton Sanders LLP in connection with its opinion described in Section 6(d), regardless of whether any measures or actions described in this sentence are in the ordinary course.

6. Conditions to a Target Fund’s Obligations. The obligations of Funds Trust with respect to the Reorganization shall be subject to the following conditions precedent:

(a) Funds Trust shall have duly executed and delivered the Target Fund Reorganization Documents.

(b) All representations and warranties of Funds Trust made in this Plan that apply to the Reorganization shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time.

(c) Funds Trust, on behalf of itself, and, as appropriate, the Target Fund and the Acquiring Fund, shall have delivered to Funds Trust a certificate dated as of the Closing Date and executed in its name by its Treasurer or Secretary stating that the representations and warranties of Funds Trust in this Plan that apply to the Reorganization are true and correct at and as of the Valuation Time.

(d) Funds Trust shall have received an opinion dated as of the Closing Date in a form reasonably satisfactory to it of Troutman, upon which each Fund and its shareholders may rely, based upon representations reasonably acceptable to Troutman made in certificates provided by Funds Trust, on behalf of itself and the Fund, the Funds’ affiliates and/or principal shareholders, substantially to the effect that the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and the Fund will be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(e) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.

(f) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act.

(g) Funds Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization’s Valuation Time and Effective Time.

(h) Except to the extent prohibited by Rule 19b-1 under the 1940 Act, and unless, in the opinion of Troutman Pepper Hamilton Sanders LLP, a Target Fund’s Reorganization constitutes a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, prior to the Valuation Time, the Target Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to the Target Fund shareholders all of its previously undistributed (i) “investment company taxable income” within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code, (ii) amounts equal to the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iii) net capital gain (within the meaning of Section 1222(11) of the Code), if any, realized in taxable periods or years ending on or before the Effective Time.

A-5 |

(i) The Board of Funds Trust shall not have terminated this Plan with respect to the Reorganization pursuant to Section 9 of this Plan.

(j) The shareholders of the Target Fund whose shareholders are being asked to approve the Reorganization shall have approved the Reorganization if and to the extent, and in the manner, required by Funds Trust’s Declaration of Trust and applicable law.

7. Tax Matters. Except where otherwise required by law, Funds Trust shall not take a position on any tax returns inconsistent with the treatment of each Reorganization for tax purposes as a “reorganization”, within the meaning of Section 368(a) of the Code and each Acquiring Fund and the Corresponding Target Fund will comply with the record keeping and information filing requirements of Section 1.368-3 of the Treasury Regulation in accordance therewith.

8. Termination of Plan. This Plan may be terminated at any time prior to the Closing Date with respect to a Reorganization by approval of the Board.

9. Survival of Representations and Warranties. The representations and warranties of Funds Trust shall survive the completion of the transactions contemplated herein.

10. Governing Law. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, except to the extent preempted by federal law, without regard to conflicts of law principles.

11. Amendments. The Reorganization of certain Target Funds will be presented to shareholders for approval. Funds Trust may, by agreement in writing authorized by the Board, amend this Plan with respect to the Reorganization at any time, including, with respect to any Target Fund whose shareholders are being asked to approve the Reorganization, before or after such Target Fund’s shareholders approve of the Reorganization. After a Target Fund’s shareholders, who are being asked to approve the Reorganization, approve a Reorganization, however, Funds Trust may not amend this Plan in a manner that materially adversely affects the interests of such Target Fund’s shareholders with respect to that Reorganization. This Section shall not preclude Funds Trust from changing the Closing Date or the Effective Time of a Reorganization.

12. Waivers. At any time prior to the Closing Date, Funds Trust may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Funds Trust agrees that any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

13. Limitation on Liabilities. The obligations of Funds Trust and each Fund shall not bind any of the Trustees, shareholders, nominees, officers, agents, or employees of Funds Trust personally, but shall bind only the Assets and property of the particular Fund. The execution and delivery of this Plan by the officers of Funds Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally but shall bind only the Assets and the property of the Acquiring Fund or the Target Fund, as appropriate.

14. General. This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

15. Expenses. Allspring Funds Management hereby agrees to bear all expenses incurred by any party hereto that are not otherwise borne by an affiliated person of Allspring Funds Management (which affiliated persons do not include any series of Funds Trust) in connection with the Reorganization and with this Plan (other than any brokerage or other transaction costs associated with the sale or purchase of portfolio securities in connection with the Reorganization), whether or not the Reorganization is consummated. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

[Remainder of Page Left Intentionally Blank]

 | A-6

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers designated below to execute this Plan as of the date first written above.

ATTEST:

__________________
Name: Johanne Castro
Title: Assistant Secretary

ALLSPRING FUNDS TRUST
for itself and on behalf of its Target Funds

BY__________________
Name: Matthew Prasse
Title: Chief Legal Officer and Secretary

ATTEST:

__________________
Name: Paul Haast
Title: Senior Vice President

ALLSPRING FUNDS MANAGEMENT, LLC (a party to this Plan as to Section 15 only)

BY__________________
Name: Andrew Owen
Title: President and Chief Executive Officer

ALLSPRING FUNDS TRUST
ALLSPRING MASTER TRUST

FORM OF AGREEMENT AND PLAN OF REORGANIZATION
Dated as of January 2, 2024

This AGREEMENT AND PLAN OF REORGANIZATION (the “Plan”) is made as of this [insert date], 2023, by and between Allspring Funds Trust (“Funds Trust”), a Delaware statutory trust, for itself and with respect to its series that is an Acquiring Fund, as defined below, or a Target Fund, as defined below; Allspring Master Trust (“Master Trust”), a Delaware statutory trust, for itself and with respect to its series that is a Master Portfolio, as defined below; and as to Section 17 of this Plan only, Allspring Funds Management, LLC (“Funds Management”), the investment manager to each series of Funds Trust and the investment adviser to each series of Master Trust.

Target Fund	Master Portfolio	Acquiring Fund
Small Cap Fund Class A Class C Class R6 Administrator Class Institutional Class	Small Company Value Portfolio	Small Company Value Fund Class A Class C Class R6 Administrator Class Institutional Class

WHEREAS, Funds Trust and Master Trust Funds Trust are open-end management investment companies registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Acquiring Fund is a feeder fund in a “master/feeder fund structure” that invests substantially all of its net investable assets in a Master Portfolio whose investment objective and investment strategies are substantially similar to those of the feeder fund;

WHEREAS, the parties desire that: 1) the Master Portfolio acquire the Assets of its Corresponding Target Fund, as defined below, in return for interests reflecting a beneficial interest in the Master Portfolio (“Corresponding Master

A-7 |

Portfolio Interests”) of equal value; and 2) the Corresponding Target Fund, immediately thereafter, acquires shares of its Corresponding Acquiring Fund, as defined below, and such Corresponding Acquiring Fund assumes all of the Liabilities of such Corresponding Target Fund in return for all of the Corresponding Target Fund’s Assets (comprising of the Corresponding Master Portfolio Interests received by such Corresponding Target Fund); and 3) that such shares of the Acquiring Fund be distributed to the shareholders of the Corresponding Target Fund in connection with the liquidation and termination of the Corresponding Target Fund (each transaction described above between a Master Portfolio and its Corresponding Target Fund, and between a Target Fund and its Corresponding Acquiring Fund and the distribution to shareholders of the Acquiring Fund shares, being referred to collectively as a “Reorganization”);

WHEREAS, this Plan contemplates multiple Reorganizations but is intended to have effect in respect of the Reorganization as a separate agreement and plan of reorganization between a Master Portfolio, one Corresponding Acquiring Fund and one Corresponding Target Fund and is to be read and interpreted accordingly;

WHEREAS, Master Trust acting for itself and with respect to the Master Portfolio, Funds Trust acting for itself and with respect to the Acquiring Fund and each Target Fund, is acting separately from all of the other parties and their series, as applicable, and not jointly or jointly and severally with any other party;

WHEREAS, the parties desire that the Plan govern, in a single combined document for convenience, the Reorganization involving each Trust and the Target Fund and its Corresponding Acquiring Fund as a separate and independent transaction, and that all references herein to the Reorganization or a Trust or Fund, be interpreted consistent with the transactions being separate and independent;

WHEREAS, the parties intend that the Reorganization qualify as a “reorganization,” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and that the Acquiring Fund and its Corresponding Target Fund will be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization; and

WHEREAS, the parties intend that the Reorganization will not result in the recognition of any income, gain or loss for U.S. federal income tax purposes by the Master Portfolio and its respective interestholders.

NOW, THEREFORE, in accordance with the mutual promises described herein, the parties agree as follows:

1. Definitions. The following terms shall have the following meanings:

1933 Act: The Securities Act of 1933, as amended.

1934 Act: The Securities Exchange Act of 1934, as amended.

Acquiring Class: The class of shares of an Acquiring Fund that Funds Trust will issue to a Target Fund in respect of the Assets and Liabilities of the Target Fund attributable to the Corresponding Target Class, as set forth above.

Acquiring Fund: Each Fund listed in the column entitled “Acquiring Fund” as set forth above.

Acquiring Fund Financial Statements: The audited financial statements of an Acquiring Fund for its most recently completed fiscal year together with the unaudited financial statements of the Acquiring Fund for any semi-annual period completed since the end of the most recently completed fiscal year, in each case to the extent available.

Assets: All property and assets of any kind and all interests, rights, privileges and powers of or attributable to a Fund, whether or not determinable at the appropriate Effective Time and wherever located. Assets include, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables and receivables for shares sold) owned by a Fund and any deferred or prepaid expense shown as an asset on such Fund’s books.

Assets List: A list of securities and other Assets of or attributable to a Fund as of the date provided.

Board: The Board of Trustees of Funds Trust or Master Trust.

Closing Date: [Insert Date], 2023, or such other date as the parties may agree to in writing with respect to the Reorganization.

Corresponding Acquiring Class: The Acquiring Fund share class set forth opposite a Target Class above.

Corresponding Acquiring Fund: The Acquiring Fund set forth opposite a Target Fund and a Master Portfolio above.

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Corresponding Master Portfolio: The Master Portfolio set forth opposite a Target Fund and an Acquiring Fund above.

Corresponding Target Class: The Target Fund share class set forth opposite an Acquiring Class above.

Corresponding Target Fund: The Target Fund set forth opposite a Master Portfolio and an Acquiring Fund above.

Effective Time: 9:00 a.m. Eastern Time on the first business day following the Closing Date of the Reorganization, or such other time and date as the parties may agree to in writing.

Fund: An Acquiring Fund, a Master Portfolio or a Target Fund.

Know, Known or Knowledge: Known after reasonable inquiry.

Liabilities: All liabilities of, allocated or attributable to, a Fund, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured.

Master Portfolio: Each Fund listed in the column entitled “Master Portfolio” above.

Master Portfolio Financial Statements: The audited financial statements of a Master Portfolio for its most recently completed fiscal year together with the unaudited financial statements of the Master Portfolio for any semi-annual period completed since the end of the most recently completed fiscal year, in each case to the extent available.

Registration Statement: The Trust’s registration statement on Form N-1A, as filed with the SEC and in effect from time to time.

Reorganization Documents: With respect to the Master Portfolio, such bills of sale, assignments, and other instruments of transfer as Master Trust reasonably deems necessary or desirable to effect any Corresponding Target Fund’s transfer of all of its rights and title to and interest in its Assets to the Master Portfolio. With respect to an Acquiring Fund, such bills of sale, assignments, and other instruments of transfer as Funds Trust reasonably deems necessary or desirable to effect any Corresponding Target Fund’s transfer of all of its rights and title to and interest in its Assets to the Acquiring Fund. With respect to a Target Fund, such instruments of assumption, instruments of transfer, and other documents as Funds Trust reasonably deems necessary or desirable to effect the Corresponding Acquiring Fund’s assumption of all of the Target Fund’s Liabilities.

Target Class: The Target Fund share class set forth opposite an Acquiring Class above.

Target Fund: Each Fund listed in the column entitled “Target Fund” above.

Target Fund Financial Statements: The audited financial statements of a Target Fund for its most recently completed fiscal year together with the unaudited financial statements of the Target Fund for any semi-annual period completed since the end of the most recently completed fiscal year, in each case to the extent available.

Valuation Time: The time on the Reorganization’s Closing Date, the business day immediately preceding the Closing Date if the Closing Date is not a business day or such other time as the parties may agree to in writing, that Master Trust determines the net asset value of the interests of the Master Portfolio as set forth in the Master Portfolio’s Registration Statement and that Funds Trust determines the value of the Assets of or attributable to the Target Fund, net of known Liabilities. Unless otherwise agreed to in writing, the Valuation Time of a Reorganization shall be the time of day then set forth in the Acquiring Fund’s and Target Fund’s Registration Statement on Form N-1A as the time of day at which net asset value is calculated.

2. Regulatory Filings. Each Trust shall prepare and file any required filings including, without limitation, filings with state or foreign securities regulatory authorities necessary to consummate the Reorganization.

3. Transfer of Target Fund Assets. Funds Trust, with respect to each of its series that is a Target Fund or Acquiring Fund, and Master Trust, with respect to its series that is a Master Portfolio, shall take the following steps with respect to the Reorganization involving such Target Fund, Acquiring Fund or Master Portfolio:

(a) Within a reasonable time prior to the Closing Date, the Target Fund shall provide, if requested, its Assets List to its Corresponding Master Portfolio. The Target Fund may sell any investment on the Assets List prior to the Valuation Time. After the Target Fund provides the Assets List, the Target Fund will notify its Corresponding Master Portfolio of its purchase or incurrence of additional investments or of any additional encumbrances, rights, restrictions or claims not reflected on the Assets List, within a reasonable time period after such purchase or incurrence. Within a reasonable time after receipt of the Assets List and prior to the Closing Date, the Corresponding Master Portfolio will advise the Target Fund in writing of any investments shown on the Assets List that the Corresponding Master Portfolio

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has reasonably determined to be impermissible or inconsistent with the investment objective, policies and restrictions of the Corresponding Master Portfolio.

(b) Funds Trust, on behalf of the Target Fund, shall assign, transfer, deliver and convey the Target Fund’s Assets to its Corresponding Master Portfolio at the Reorganization’s Effective Time. In exchange for the transfer of Assets, the Corresponding Master Portfolio shall simultaneously issue and deliver to the Target Fund full and fractional Corresponding Master Portfolio Interests. The Master Portfolio shall determine the number of Corresponding Master Portfolio Interests to issue and deliver in respect of each Target Class by dividing the value of the Target Fund’s Assets attributable to the Target Class by the net asset value of one Corresponding Master Portfolio Interest. Based on this calculation, the Master Portfolio shall issue Corresponding Master Portfolio Interests with an aggregate net asset value equal to the value of the Assets of the Corresponding Target Class.

(c) Immediately thereafter, Funds Trust, on behalf of the Target Fund, shall assign, transfer, deliver and convey its Assets (now comprising of the Corresponding Master Portfolio Interests as described in Section 3(b) of this Plan) to its Corresponding Acquiring Fund. In exchange for the transfer of the Assets, the Corresponding Acquiring Fund shall simultaneously assume the Target Fund’s Liabilities and issue and deliver to the Target Fund full and fractional shares of beneficial interest of each Acquiring Class. The Corresponding Acquiring Fund shall determine the number of shares of each Acquiring Class to issue and deliver to its Corresponding Target Class by dividing the value of the Assets net of Liabilities attributable to the Target Class by the net asset value of one Acquiring Class share. Based on this calculation, the Corresponding Acquiring Fund shall issue shares of beneficial interest of each Acquiring Class with an aggregate net asset value equal to the value of the Assets net of Liabilities of the Corresponding Target Class. The Corresponding Acquiring Fund shall immediately accept the Target Fund’s Assets and assume the Target Fund’s Liabilities such that at and after the Effective Time (i) all of the Corresponding Target Fund’s Assets shall become and be Assets of its Corresponding Acquiring Fund and (ii) all of the Target Fund’s Liabilities at the Effective Time shall attach to the Corresponding Acquiring Fund, and be enforceable against the Corresponding Acquiring Fund to the same extent as if initially incurred by the Corresponding Acquiring Fund.

(d) The parties shall determine the net asset value of the Corresponding Master Portfolio Interests and the value of the Target Fund’s Assets to be delivered as described in Section 3(b) of this Plan as of the Valuation Time in accordance with Master Trust’s current valuation procedures as described in the then current prospectus or prospectuses or statement or statements of additional information of the Master Portfolio. The parties shall determine the net asset value of the Acquiring Fund shares and the value of the Target Fund’s Assets to be conveyed net of Liabilities to be delivered as described in Section 3(c) of this Plan as of the Valuation Time in accordance with Funds Trust’s current valuation procedures as described in the then-current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund. The parties shall make all computations to the fourth decimal place or such other decimal place as the parties may agree to in writing.

(e) Funds Trust, on behalf of the Target Fund, shall cause its custodian to transfer the Target Fund’s Assets with good and marketable title to the account of its Corresponding Master Portfolio. Funds Trust, on behalf of the Target Fund, shall also cause its custodian to transfer all cash in the form of immediately available funds to the account of the Corresponding Master Portfolio. In addition, Funds Trust shall cause its custodian to transfer any Assets that were not transferred to the account of the Corresponding Master Portfolio at the Effective Time to the Corresponding Master Portfolio’s account at the earliest practicable date thereafter. The Master Portfolio will transfer the Corresponding Master Portfolio Interests with good and marketable title to the account of the Target Fund. Immediately thereafter, the Target Fund shall cause its custodian to transfer its Assets (comprising of the Corresponding Master Portfolio Interests as described in Section 3(b) of this Plan) with good and marketable title to the account of the Corresponding Acquiring Fund. The Acquiring Fund will transfer the Corresponding Acquiring Fund shares with good and marketable title to the account of the Target Fund.

4. Liquidation and Termination of Target Fund, Registration of Shares and Access to Records. Funds Trust, with respect to each of its series that is a Target Fund or an Acquiring Fund, and Master Trust, with respect to its series that is a Master Portfolio, shall take the following steps with respect to the Reorganization involving such Target Fund, Acquiring Fund or Master Portfolio:

(a) At or as soon as is reasonably practical after the Effective Time, Funds Trust shall distribute to shareholders of record of each Target Class full and fractional shares of beneficial interest of its Corresponding Acquiring Class pro rata on the basis of the shares of the Target Class owned by such shareholders. Each shareholder also shall have the right to receive, at or as soon as practicable after the Effective Time, any unpaid dividends or other distributions that

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Funds Trust may have declared with respect to the Target Class shares. Funds Trust shall record on its books the ownership by the shareholders of the Corresponding Acquiring Fund shares. Funds Trust does not issue certificates representing the Acquiring Fund shares, and shall not be responsible for issuing certificates to shareholders of the Target Funds. Funds Trust, on behalf of each Target Fund, shall wind up the affairs of the Target Fund and shall take all steps as are necessary and proper to dissolve, liquidate and terminate the Target Fund in accordance with applicable law and regulations and its Declaration of Trust, as soon as is reasonably practicable after the Effective Time.

(b) If a former Target Fund shareholder requests a change in the registration of the shareholder’s Acquiring Fund shares to a person other than the shareholder, Funds Trust shall require the shareholder to (i) furnish Funds Trust an instrument of transfer properly endorsed, accompanied by any required signature guarantees and otherwise in proper form for transfer; and (ii) pay to the Acquiring Fund any transfer or other taxes required by reason of such registration or establish to the reasonable satisfaction of Funds Trust that such tax has been paid or does not apply.

5. Representations, Warranties and Agreements of Funds Trust. Funds Trust, on behalf of itself, and, as appropriate, each Target Fund and each Acquiring Fund, represents and warrants to, and agrees with Master Trust and Funds Trust for each of its series that is an Acquiring Fund, as follows:

(a) Funds Trust is a statutory trust, duly created, validly existing and in good standing under the laws of the State of Delaware. The Board of Funds Trust duly established and designated the Target Fund as a series of Funds Trust and each Target Class as a class of the Target Fund. Funds Trust is an open-end management investment company registered with the SEC under the 1940 Act, and such registration is in full force and effect.

(b) Funds Trust has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as now being conducted and as described in its currently effective Registration Statement, to enter into this Plan and to consummate the transactions contemplated herein.

(c) The Board of Funds Trust has duly authorized the execution and delivery of this Plan and approved the performance of the transactions contemplated herein. Duly authorized officers of Funds Trust have executed and delivered this Plan. This Plan represents a valid and binding obligation of Funds Trust with respect to the Target Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The execution and delivery of this Plan do not, and the consummation of the transactions contemplated by this Plan will not, violate any law or regulation applicable to Funds Trust, the Declaration of Trust of Funds Trust or any Material Agreement. Each Trust does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein.

(d) The Target Fund has qualified and met the requirements for treatment as a “regulated investment company” under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations, and will continue to so qualify until the Effective Time and has computed (or will compute) its federal income tax liability, if any, under Sections 852 and 4982 of the Code.

(e) Funds Trust has duly authorized and validly issued all of the issued and outstanding shares of the Target Fund and all of those shares are, and on the Closing Date will be, validly outstanding, fully paid and non-assessable, and were and will have been offered for sale and sold in conformity, in all material respects, with the registration or qualification requirements of all applicable federal and state securities laws. There are, and will be as of the Closing Date, no outstanding options, warrants or other rights to subscribe for or purchase any Target Fund shares, nor are there outstanding any securities convertible into Target Fund shares.

(f) Funds Trust with respect to the Target Fund is, and at the Effective Time will be, in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the 1934 Act and all applicable state securities laws, and from the date of this Plan through the Closing Date will comply in all material respects with all newly adopted rules and regulations under the 1940 Act on or before their compliance dates. Funds Trust with respect to the Target Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Registration Statement as currently in effect in respect of it. The value of the net assets of the Target Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the policies of such Target Fund, except as has been disclosed to its Corresponding Acquiring Fund.

(g) Except as otherwise provided herein, Funds Trust shall operate the business of the Target Fund in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will

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include, without limitation: (i) the declaration and payment of dividends and distributions pursuant to standard dividend and distribution policies approved by such Target Fund’s Board prior to the date of this Plan or otherwise in the ordinary course of business, (ii) the declaration and payment of any other dividends and distributions deemed advisable by the Target Fund after consultation with its Corresponding Master Portfolio and its Corresponding Acquiring Fund in anticipation of the Reorganization, including the declaration and payment of dividends necessary to avoid a fund-level tax for the taxable year ending on the Closing Date and, as applicable, any prior taxable year in respect of which such Target Fund is eligible as of the Closing Date to declare a “spillback” dividend under Section 855 of the Code, and (iii) the taking of any other commercially reasonable action in anticipation of the Reorganization (and selling assets for purposes of recognizing taxable gains to offset tax-loss carryforwards).

(h) The Target Fund Financial Statements fairly present the financial position of the Target Fund as of the date indicated. The Target Fund Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied.

(i) To the knowledge of Funds Trust, except as has been disclosed to its Corresponding Master Portfolio and its Corresponding Acquiring Fund, the Target Fund has no material Liabilities, whether or not determined or determinable, other than: 1) Liabilities disclosed or provided for in the Target Fund Financial Statements; and 2) Liabilities incurred in the ordinary course of business subsequent to the Target Fund Financial Statements. The Target Fund does not have any Liabilities to any service provider of Funds Trust for fees previously waived or deferred by such service provider.

(j) Except as has been disclosed to its Corresponding Master Portfolio and its Corresponding Acquiring Fund: (i) Funds Trust does not know of any claims, actions, suits, inquiries, investigations or proceedings of any type pending or threatened against Funds Trust in respect of the Target Fund, the Target Fund or their Assets or businesses, or against any investment adviser or principal underwriter of the Target Fund relating to the services such adviser or underwriter provides to the Target Fund; and (ii) Funds Trust does not know of any facts that it currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, inquiry, investigation or proceeding against Funds Trust in respect of the Target Fund, the Target Fund or their Assets or businesses, or against any investment adviser or principal underwriter of the Target Fund relating to the services such adviser or underwriter provides to the Target Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts. Except as has been disclosed to its Corresponding Acquiring Fund, the Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect in a material manner, its financial condition, results of operations, business, properties or Assets or the Target Fund’s ability to consummate the transactions contemplated by this Plan.

(k) Funds Trust has timely filed all tax returns in respect of the Target Fund for all of its taxable years to and including its most recent taxable year required to be filed on or before the date of this Plan, has paid all taxes payable pursuant to such returns, and made available to the Corresponding Master Portfolio and its Corresponding Acquiring Fund all of the Target Fund’s previously filed tax returns. To the knowledge of Funds Trust, no such tax return has been or is currently under audit, and no assessment has been asserted with respect to any return. Funds Trust will file all of the Target Fund’s tax returns (and pay any taxes due thereon) for all of its taxable periods ending on or before the Closing Date not previously filed on or before their due dates (taking account of any valid extensions thereof).

(l) Since the date of the most recent Target Fund Financial Statements, there has been no material adverse change in the financial condition, business, properties or Assets of the Target Fund. For purposes of this provision, the effects of investment underperformance, negative investment performance or net redemptions shall not, individually or in the aggregate, be deemed to give rise to any such change.

6. Representations, Warranties and Agreements of Master Trust and Funds Trust. Master Trust, for itself and with respect to each of its series that is a Master Portfolio, and Funds Trust, for itself and with respect to each of its series that is an Acquiring Fund, represent and warrant to, and agree with Funds Trust with respect to each of its series that is a Target Fund, as follows:

(a) Master Trust and Funds Trust are statutory trusts, duly created, validly existing and in good standing under the laws of the State of Delaware. The Board of Master Trust duly established and designated the Master Portfolio as a series of Master Trust. The Board of Funds Trust duly established and designated the Acquiring Fund as a series of Funds Trust and each Acquiring Class as a class of the Acquiring Fund. Master Trust and Funds Trust are open-end

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management investment companies registered with the SEC under the 1940 Act, and such registration is in full force and effect.

(b) Master Trust and Funds Trust have the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as now being conducted and described in its currently effective Registration Statement, to enter into this Plan and to consummate the transactions contemplated herein.

(c) The Boards of Master Trust and Funds Trust have each duly authorized the execution and delivery of this Plan and approved the performance of the transactions contemplated herein. Duly authorized officers of Master Trust and Funds Trust have executed and delivered this Plan. This Plan represents a valid and binding obligation of Master Trust and Funds Trust, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The execution and delivery of this Plan do not, and the consummation of the transactions contemplated by this Plan will not, violate any law or regulation applicable to Master Trust or Funds Trust, the Declaration of Trust or By-Laws of Master Trust or Funds Trust or any agreement, indenture, instrument, contract or other undertaking to which Master Trust and Funds Trust are parties or by which they are bound. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Funds Trust of the transactions contemplated by this Plan, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and insurance, securities or blue sky laws of any U.S. state or the District of Columbia or Puerto Rico.

(d) The Acquiring Fund has qualified and met the requirements for treatment as a “regulated investment company” under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations, and will continue to so qualify until the Effective Time and has computed (or will compute) its federal income tax liability, if any, under Sections 852 and 4982 of the Code. The Master Portfolio has qualified as either a disregarded entity or a partnership for U.S. federal income tax purposes in respect of each taxable year since the commencement of its operations and will continue to so qualify until the Effective Time.

(e) Master Trust and Funds Trust have duly authorized and validly issued all of the issued and outstanding interests of the Master Portfolio and shares of the Acquiring Fund, respectively, and all of those interests or shares are, and on the Closing Date will be, validly issued, fully paid and non-assessable by Master Trust or Funds Trust, respectively, and were and will have been offered for sale and sold in conformity, in all material respects, with the registration or qualification requirements of all applicable federal and state securities laws. Before the Closing Date, Master Trust shall have duly authorized the Corresponding Master Portfolio Interests of the Master Portfolio to be issued and delivered to the Target Fund as of the Effective Time. Before the Closing Date, Funds Trust shall have duly authorized the shares of the Acquiring Fund to be issued and delivered to the Target Fund immediately thereafter pursuant to Section 3(c) of this Plan. When issued and delivered, the interests of the Master Portfolio to be issued and delivered to the Target Fund shall have been qualified under all applicable federal and state securities laws and shall be duly and validly issued, fully paid and non-assessable, and no interestholder of the Master Portfolio shall have any preemptive right of subscription or purchase in respect of them. When issued and delivered, the shares of the Acquiring Fund to be issued and delivered to the Target Fund shall have been registered for sale under the 1933 Act and qualified under all applicable state securities laws and shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of them. There are, and will be as of the Closing Date, no outstanding options, warrants or other rights to subscribe for or purchase the Master Portfolio interests or the Acquiring Fund shares, nor are there outstanding any securities convertible into Master Portfolio interests or Acquiring Fund shares.

(f) Master Trust with respect to the Master Portfolio and Funds Trust with respect to the Acquiring Fund are, and at the Effective Time will be, in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the 1934 Act, and all applicable state securities laws, and from the date of this Plan through the Closing Date will comply in all material respects with all newly adopted rules and regulations under the 1940 Act on or before their compliance dates. Master Trust with respect to the Master Portfolio and Funds Trust with respect to the Acquiring Fund are in compliance in all material respects with the investment policies and restrictions applicable to them set forth in their Registration Statements as currently in effect in respect of them. The value of the net assets of the Master Portfolio is determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the policies of such Master Portfolio, except

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as has been disclosed to its Corresponding Target Fund. The value of the net assets of the Acquiring Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the policies of such Acquiring Fund, except as has been disclosed to its Corresponding Target Fund.

(g) Except as otherwise provided herein, Master Trust shall operate the business of the Master Portfolio and Funds Trust shall operate the business of the Acquiring Fund in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include, without limitation: (i) the declaration and payment of dividends and distributions pursuant to standard dividend and distribution policies approved by such Master Portfolio’s or Acquiring Fund’s Board, as applicable, prior to the date of this Plan, (ii) the declaration and payment of any other dividends and distributions deemed advisable by mutual agreement of such Target Fund, Master Portfolio and Acquiring Fund in anticipation of the Reorganization, and (iii) the taking of any other commercially reasonable action in anticipation of the Reorganization.

(h) The Master Portfolio Financial Statements fairly present the financial position of the Master Portfolio as of the date indicated. The Acquiring Fund Financial Statements fairly present the financial position of the Acquiring Fund as of the date indicated. The Master Portfolio Financial Statements and the Acquiring Fund Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied.

(i) To the knowledge of Master Trust and Funds Trust, except as has been disclosed to their Corresponding Target Fund, the Master Portfolio and the Acquiring Fund have no material Liabilities, whether or not determined or determinable, other than: 1) Liabilities disclosed or provided for in the Master Portfolio Financial Statements or the Acquiring Fund Financial Statements, as applicable; and 2) Liabilities incurred in the ordinary course of business subsequent to the Master Portfolio Financial Statements or the Acquiring Fund Financial Statements. The Master Portfolio and the Acquiring Fund do not have any Liabilities to any service provider of the Master Portfolio or Acquiring Fund for fees previously waived or deferred by such service provider.

(j) Except as has been disclosed to their Corresponding Target Fund: (i) Master Trust and Funds Trust do not know of any claims, actions, suits, inquiries, investigations or proceedings of any type pending or threatened against Master Trust in respect of the Master Portfolio, Funds Trust in respect of the Acquiring Fund or their Assets or businesses, or against any investment adviser or principal underwriter of the Master Portfolio or the Acquiring Fund relating to the services such adviser or underwriter provides to the Master Portfolio or the Acquiring Fund; and (ii) Master Trust and Funds Trust do not know of any facts that they currently have reason to believe are likely to form the basis for the institution of any such claim, action, suit, inquiry, investigation or proceeding against Master Trust in respect of the Master Portfolio, Funds Trust in respect of the Acquiring Fund or any investment adviser or principal underwriter of the Master Portfolio or the Acquiring Fund relating to the services such adviser or underwriter provides to the Master Portfolio or the Acquiring Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts. Neither Master Trust in respect of the Master Portfolio, Funds Trust in respect of the Acquiring Fund, nor to their knowledge, any investment adviser or principal underwriter of the Master Portfolio or the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect in a material manner, its financial condition, results of operations, business, properties or Assets or the Master Portfolio’s or the Acquiring Fund’s ability to consummate the transactions contemplated by this Plan.

(k) Except as has been disclosed to their Corresponding Target Fund, no material default has occurred and is continuing in respect of the Master Portfolio or the Acquiring Fund under any Material Agreement.

(l) Master Trust has timely filed all tax returns in respect of the Master Portfolio for all of its taxable years to and including its most recent taxable year required to be filed on or before the date of this Plan, has paid all taxes payable pursuant to such returns and has made available to the applicable Target Fund all of the applicable Master Portfolio’s previously filed tax returns. Funds Trust has timely filed all tax returns for the Acquiring Fund for all of its taxable years to and including its most recent taxable year required to be filed on or before the date of this Plan, has paid all taxes payable pursuant to such returns and made available to the Target Fund all of the Acquiring Fund’s previously filed tax returns. To the knowledge of Master Trust and Funds Trust, no such return is currently under audit and no assessment has been asserted with respect to any return. Master Trust will file all of the Master Portfolio’s tax returns and Funds Trust will file all of the Acquiring Fund’s tax returns (and pay any taxes due thereon) for all of their taxable periods ending on or before the Closing Date not previously filed on or before their due dates (taking account of any valid extensions thereof).

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(m) Since the date of the most recent Master Portfolio Financial Statements, there has been no material adverse change in the financial condition, business, properties or Assets of the Master Portfolio. Since the date of the most recent Acquiring Fund Financial Statements, there has been no material adverse change in the financial condition, business, properties or Assets of the Acquiring Fund. For purposes of this provision, the effects of investment underperformance, negative investment performance or net redemptions shall not, individually or in the aggregate, be deemed to give rise to any such change.

7. Conditions to a Target Fund’s Obligations. The obligations of Funds Trust with respect to each of its series that is a Target Fund in a Reorganization shall be subject to satisfaction or waiver of the following conditions precedent:

(a) This Plan and the transactions contemplated by it shall have been approved by the affirmative vote of at least a majority of the Board of each of Master Trust and Funds Trust (including a majority of those Trustees who are not “interested persons” of any parties to this Plan, as defined in Section 2(a)(19) of the 1940 Act). Master Trust and Funds Trust shall have duly executed and delivered to the Target Fund, the Corresponding Master Portfolio Reorganization Documents and the Corresponding Acquiring Fund Reorganization Documents.

(b) All representations and warranties of Master Trust and Funds Trust made in this Plan that are not by their terms qualified as to materiality shall be true and correct in all material respects, and all representations and warranties of Master Trust and Funds Trust made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case as if made at and as of the Valuation Time and the Effective Time.

(c) Master Trust shall have delivered to Funds Trust a certificate dated as of the Closing Date and executed in its name by its Secretary or Treasurer (or Assistant Secretary or Assistant Treasurer) stating that all representations and warranties of Master Trust made in this Plan that by their terms are not qualified as to materiality are true and correct in all material respects, and all representations and warranties of Master Trust made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case at and as of the Valuation Time. Master Trust shall have delivered to Funds Trust a certificate dated as of the Closing Date and executed in its name by its Secretary or Treasurer (or Assistant Secretary or Assistant Treasurer) stating that all representations and warranties of Master Trust made in this Plan that are not by their terms qualified as to materiality are true and correct in all material respects, and all representations and warranties of Master Trust made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case at and as of the Valuation Time, on behalf of each of its Master Portfolio. The Target Funds shall have received an opinion, dated as of the Closing Date, of Goodwin Procter LLP, upon which each Target Fund and its shareholders may rely based upon factual representations required by Goodwin Procter LLP made in certificates provided to Goodwin Procter LLP by Funds Trust, on behalf of itself and each Fund, and Master Trust, on behalf of itself and each Portfolio, the Funds’ affiliates and/or principal shareholders and in a form reasonably satisfactory to Goodwin Procter LLP, substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, the Reorganization will constitute a “reorganization,” within the meaning of Section 368(a) of the Code.

(d) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.

(e) The SEC has not issued any unfavorable advisory report under Section 25(b) of the 1940 Act relating to, or instituted any proceeding seeking to enjoin consummation of, the Reorganization under Section 25(c) of the 1940 Act.

(f) Each of Master Trust and Funds Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization’s Valuation Time and Closing Date.

(g) Except to the extent prohibited by law, and unless, in the opinion of Goodwin Procter LLP, a Target Fund’s Reorganization constitutes a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code prior to the Valuation Time, each Target Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to the Target Fund shareholders, with respect to taxable periods or years ending on or before the Effective Time for which the Target Fund is eligible to take a deduction for dividends paid, all of its previously undistributed (i) “investment company taxable income” within the meaning of Section 852(b) of the Code (determined without regard

A-15 |

to Section 852(b)(2)(D) of the Code); (ii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code; and (iii) net capital gain (within the meaning of Section 1222(11) of the Code), if any.

(h) The Board of Funds Trust shall not have terminated this Plan with respect to the Reorganization pursuant to Section 10 of this Plan.

8. Conditions to a Master Portfolio’s or an Acquiring Fund’s Obligations. The obligations of Master Trust with respect to each of its series that is a Master Portfolio in a Reorganization and Funds Trust with respect to each of its series that is an Acquiring Fund in a Reorganization shall be subject to satisfaction or waiver of the following conditions precedent:

(a) This Plan and the transactions contemplated by it shall have been approved by the affirmative vote of at least a majority of the Board of each of Master Trust and Funds Trust (including a majority of those Trustees who are not “interested persons” of any parties to this Plan, as defined in Section 2(a)(19) of the 1940 Act). Funds Trust, on behalf of each of its Target Funds, shall have duly executed and delivered to the Master Portfolio and the Acquiring Fund the Target Fund Reorganization Documents.

(b) All representations and warranties of Funds Trust made in this Plan that are not by their terms qualified as to materiality shall be true and correct in all material respects, and all representations and warranties of Funds Trust made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case as if made at and as of the Valuation Time and the Effective Time.

(c) Funds Trust, on behalf of each of its Target Funds, shall have delivered to Master Trust a certificate dated as of the Closing Date and executed in its name by its Secretary or Treasurer (or Assistant Secretary or Assistant Treasurer) stating that all representations and warranties of Funds Trust made in this Plan that by their terms are not qualified as to materiality are true and correct in all material respects, and all representations and warranties of Funds Trust in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case at and as of the Valuation Time.

(d) Master Trust and Funds Trust shall have received an opinion, dated as of the Closing Date, of Goodwin Procter LLP, upon which the Master Portfolio and the Acquiring Fund and their interestholders and shareholders may rely, based upon factual representations required by Goodwin Procter LLP made in certificates provided to Goodwin Procter LLP by Funds Trust, on behalf of itself and each Fund, and Master Trust, on behalf of itself and the Master Portfolio, the Funds’ affiliates and/or principal shareholders and in a form reasonably satisfactory to Goodwin Procter LLP, substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, the Reorganization will constitute a “reorganization,” within the meaning of Section 368(a) of the Code.

(e) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.

(f) The SEC has not issued any unfavorable advisory report under Section 25(b) of the 1940 Act relating to, or instituted any proceeding seeking to enjoin consummation of, the Reorganization under Section 25(c) of the 1940 Act.

(g) Funds Trust, on behalf of each of its Target Funds, shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization’s Valuation Time and Closing Date.

(h) Except to the extent prohibited by law, and unless, in the opinion of Goodwin Procter LLP, a Target Fund’s Reorganization constitutes a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code prior to the Valuation Time, each Target Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to the Target Fund shareholders, with respect to taxable periods or years ending on or before the Effective Time for which the Target Fund is eligible to take a deduction for dividends paid, all of its previously undistributed (i) “investment company taxable income” within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code); (ii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code; and (iii) net capital gain (within the meaning of Section 1222(11) of the Code), if any.

 | A-16

(i) The Board of Funds Trust or Master Trust shall not have terminated this Plan with respect to the Reorganization pursuant to Section 10 of this Plan.

9. Tax Matters. Except where otherwise required by law, the parties shall not take a position on any tax returns inconsistent with the treatment of each Reorganization for tax purposes as a “reorganization,” within the meaning of Section 368(a) of the Code and each Acquiring Fund and the Corresponding Target Fund will comply with the record keeping and information filing requirements of Section 1.368-3 of the Treasury Regulation in accordance therewith.

10. Termination of Plan. The Board of either Master Trust or Funds Trust, as the case may be, may terminate this Plan with respect to any Reorganization, by majority vote, upon notice to the other party, if: (i) the conditions precedent set forth in Sections 7 or 8, as the case may be, are not satisfied or waived on the Closing Date; (ii) it becomes reasonably apparent to such Board that such conditions precedent will not be satisfied or waived by the Effective Time; or (iii) the Board makes a good faith determination that it is not in the best interest of the Fund or its shareholders to consummate the Plan.

11. Survival of Representations and Warranties. The representations and warranties of Funds Trust and Master Trust shall survive the completion of the transactions contemplated herein.

12. Governing Law. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, except to the extent preempted by federal law, without regard to conflicts of law principles.

13. Amendments. The parties may, by written agreement, amend this Plan or any annex or schedule to this Plan with respect to any Reorganization at any time. This section shall not preclude the parties from changing the Valuation Time, Closing Date or the Effective Time of a Reorganization.

14. Waivers. At any time prior to the Effective Time, Master Trust or Funds Trust may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it herein or (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Such parties agree that any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

15. Limitation on Liabilities. The obligations of Master Trust or Funds Trust shall not bind any of the Trustees, shareholders, nominees, officers, agents, or employees of Master Trust or Funds Trust personally, but shall bind only the Assets and property of the particular Fund, in respect of which the obligations arise. The execution and delivery of this Plan by the parties’ officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Assets and the property of the Target Fund, Master Portfolio or Acquiring Fund as appropriate.

16. General. This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally. The parties may execute this Plan in counterparts, which shall be considered one and the same agreement and shall become effective when the counterparts have been executed by and delivered to all the parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

17. Expenses. Funds Management hereby agrees to bear all expenses incurred by any party hereto that are not otherwise borne by an affiliated person of Funds Management (which affiliated persons do not include any series of Funds Trust) in connection with the Reorganization and with this Plan (other than any brokerage or other transaction costs associated with the sale or purchase of portfolio securities in connection with the Reorganization), whether or not the Reorganization is consummated. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

[Remainder of Page Left Intentionally Blank]

A-17 |

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers designated below to execute this Plan as of the date first written above.

ATTEST:

__________________
Name: Johanne Castro
Title: Assistant Secretary

ALLSPRING FUNDS TRUST
for itself and on behalf of its Target Funds

BY__________________
Name: Matthew Prasse
Title: Chief Legal Officer and Secretary

ATTEST:

__________________
Name: Johanne Castro
Title: Assistant Secretary

ALLSPRING FUNDS TRUST
ALLSPRING MASTER TRUST
for themselves and with respect to the Acquiring Funds and the Master Portfolios that are their series as listed above

BY__________________
Name: Matthew Prasse
Title: Chief Legal Officer and Secretary

ATTEST:

__________________
Name: Paul Haast
Title: Senior Vice President

ALLSPRING FUNDS MANAGEMENT, LLC (a party to this Plan as to Section 17 only)

BY__________________
Name: Andrew Owen
Title: President and Chief Executive Officer

 | A-18

Exhibit B

COMPARISON OF THE FUNDS’ FUNDAMENTAL INVESTMENT POLICIES

Borrowing
Target Fund	Acquiring Fund
The Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and anyexemptive orders obtained thereunder	The Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and anyexemptive orders obtained thereunder

Commodities
Target Fund	Acquiring Fund

The Fund may not purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments

The Fund may not purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments

Concentration
Target Fund	Acquiring Fund

The Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit the Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements.

The Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit the Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements.[1]

1.	For Small Company Value Fund the concentration is substantially similar, except it may not concentrate in municipal securities.

Diversification
Target Fund	Acquiring Fund

The Fund may not purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies

The Fund may not purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies

Issuing Senior Securities
Target Fund	Acquiring Fund
The Fund may not issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder	The Fund may not issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder

B-1 |

Lending
Target Fund	Acquiring Fund

The Fund may not make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans

The Fund may not make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans

Real Estate
Target Fund	Acquiring Fund

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business)

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business)

Underwriting
Target Fund	Acquiring Fund

The Fund may not underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting

The Fund may not underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting

 | B-2

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INFO1857 01-24

© 2024 Allspring Global Investments Holdings, LLC. All rights reserved.	www.allspringglobal.com

ALLSPRING FUNDS TRUST
PART B

STATEMENT OF ADDITIONAL INFORMATION (SAI)

ALLSPRING FUNDS TRUST

1415 VANTAGE PARK DRIVE, 3RD FLOOR, CHARLOTTE, NC 28203
1-800-222-8222

PART B
STATEMENT OF ADDITIONAL INFORMATION

January 10, 2024

Relating to the acquisition of assets of

ALLSPRING C&B MID CAP VALUE FUND
ALLSPRING GROWTH BALANCED FUND
ALLSPRING MODERATE BALANCED FUND
ALLSPRING SMALL CAP FUND
a series of
ALLSPRING FUNDS TRUST

by and in exchange for shares of
ALLSPRING SPECIAL MID CAP VALUE FUND
ALLSPRING ASSET ALLOCATION FUND
ALLSPRING SEPCTRUM MODERATE GROWTH FUND
ALLSPRING SMALL COMPANY VALUE FUND
a series of
ALLSPRING FUNDS TRUST

Class A, Class C, Class R6, Administrator Class, Institutional Class

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Prospectus/Information Statement dated January 10, 2024. The Prospectus/Information Statement, into which this SAI has been incorporated by reference, may be obtained without charge by calling 1-800-222-8222 or writing to Allspring Funds, PO Box 219967, Kansas City, MO 64121-99676. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Information Statement.

INCORPORATION OF DOCUMENTS BY REFERENCE IN STATEMENT OF ADDITIONAL INFORMATION

This SAI consists of this cover page and the following described items, which are hereby incorporated by reference:

1.	The Statement of Additional Information dated October 1, 2023, as supplemented to date, for Allspring Asset Allocation Fund, Allspring Growth Balanced Fund and Allspring Moderate Balanced Fund which was filed electronically with the Securities and Exchange Commission on September 26, 2023, File No. 811-09253, on Form N-1A, accession no. 0001081400-23-000532.

2.	The Statement of Additional Information dated February 1, 2023, as supplemented to date, for Allspring C&B Mid Cap Value Fund and Allspring Special Mid Cap Value Fund, which was filed electronically with the Securities and Exchange Commission on January 24, 2023, File No. 811-09253, on Form N-1A, accession no. 0001081400-23-000014.

3.	The Statement of Additional Information dated August 1, 2023, as supplemented to date, for Allspring Small Cap Fund, which was filed electronically with the Securities and Exchange Commission on July 25, 2023, File No. 811-09253, on Form N-1A, accession no. 0001081400-23-000434.

4.	The Statement of Additional Information dated October 1, 2023, as supplemented to date, for Allspring Small Company Value Fund, which was filed electronically with the Securities and Exchange Commission on September 26, 2023, File No. 811-09253, on Form N-1A, accession no. 0001081400-23-000552.

5.	The Statement of Additional Information dated October 1, 2023, as supplemented to date, for Allspring Spectrum Moderate Growth Fund, which was filed electronically with the Securities and Exchange Commission on September 26, 2023, File No. 811-09253, on Form N-1A, accession no. 0001081400-23-000531.

6.	The financial statements, including the notes to the financial statements, and the reports of the independent registered public accounting firm thereon contained in the annual report for Allspring Asset Allocation Fund, Allspring Growth Balanced Fund, Allspring Moderate Balanced Fund, Allspring Small Company Value Fund, and Allspring Spectrum Moderate Growth Fund, each for the fiscal year ended May 31, 2023, filed electronically with

1 |

the Securities and Exchange Commission on August 3, 2023, File No. 811-09253, accession no. 0001193125-23-202708.

7.	The financial statements, including the notes to the financial statements, contained in the semi-annual report for Allspring Asset Allocation Fund, Allspring Growth Balanced Fund, Allspring Moderate Balanced Fund, Allspring Small Company Value Fund, and Allspring Spectrum Moderate Growth Fund, each for the fiscal half-year ended November 30, 2022, filed electronically with the Securities and Exchange Commission on February 2, 2023, File No. 811-09253, accession no. 0001193125-22-022896.

8.	The financial statements, including the notes to the financial statements, and the reports of the independent registered public accounting firm thereon contained in the annual report for Allspring C&B Mid Cap Value Fund and Allspring Special Mid Cap Value Fund, each for the fiscal year ended September 30, 2023, filed electronically with the Securities and Exchange Commission on November 29, 2023, File No. 811-09253, accession no. 0001193125-23-28493.

9.	The financial statements, including the notes to the financial statements, contained in the semi-annual report for Allspring C&B Mid Cap Value Fund and Allspring Special Mid Cap Value Fund, each for the fiscal half-year ended March 31, 2023, filed electronically with the Securities and Exchange Commission on May 31, 2023, File No. 811-09253, accession no. 0001193125-23-157836.

10.	The financial statements, including the notes to the financial statements, and the reports of the independent registered public accounting firm thereon contained in the annual report for Allspring Small Cap Fund, for the fiscal year ended March 31, 2023, filed electronically with the Securities and Exchange Commission on May 31, 2023, File No. 811-09253, accession no. 0001193125-23-157848.

11.	The financial statements, including the notes to the financial statements, contained in the semi-annual report for Allspring Small Cap Fund, for the fiscal half-year ended September 30, 2023, filed electronically with the Securities and Exchange Commission on November 29, 2023, File No. 811-09253, accession no. 0001193125-23-284939.

In addition, this SAI includes the Supplemental Financial Information provided below.

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of each Acquiring Fund and each Target Fund, and the fees and expenses of each Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganizations, is included in the sections entitled SHAREHOLDER FEE AND FUND EXPENSE COMPARISON of the Prospectus/Proxy Statement.

With respect to each Merger, the Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. In particular, each security held by the Target Fund is eligible to be held by the Acquiring Fund. However, with respect to the Merger of C&B Mid Cap Value Fund into Special Mid Cap Fund, the Target Fund expects to sell approximately 88% of its portfolio, with respect to the Merger of Moderate Balanced Fund into Spectrum Moderate Growth, the Target Fund expects to sell approximately 68% of its portfolio and with respect to the Merger of Small Cap Fund into Small Company Value Fund, the Target Fund expects to sell approximately 95% of its portfolio. These transactions will be made for reasons other than the investment restrictions of the applicable Acquiring Fund.

With respect to each Merger, there are no material differences in the accounting policies of the Target Fund as compared to those of the Acquiring Fund.

 | 2

ALLSPRING FUNDS TRUST

PART C

OTHER INFORMATION

Item 15. Indemnification.

Under the terms of the Amended and Restated Declaration of Trust of the Registrant, incorporated by reference as Exhibit 1 hereto, provides for the indemnification of the Registrant’s Trustees, officers, employees and agents. The following sections of Article IX provide as follows:

Section 1. Limitation of Liability.

All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust’s officers, employees or agents, whether past, present or future (each a “Covered Person,” and collectively the “Covered Persons”), shall be personally liable therefor. Notwithstanding any provision in this Article IX, neither the investment adviser, Principal Underwriter or other service providers, nor any officers, employees or other agents of such entities, shall be indemnified pursuant to this Article IX, except that dual officers, employees or other agents of the Trust and such entities shall be entitled to indemnification pursuant to this Article IX but only to the extent that such officer, employee or other agent was acting in his or her capacity as an officer, employee or agent of the Trust in the conduct that gave rise to the claim for indemnification. No Covered Person shall be liable to the Trust or to any Shareholder for any loss, damage or claim incurred by reason of any act performed or omitted by such Covered Person in good faith on behalf of the Trust, a Series or a Class, and in a manner reasonably believed to be within the scope of authority conferred on such Covered Person by this Declaration, except that a Covered Person shall be liable for any loss, damage or claim incurred by reason of such Covered Person’s bad faith, gross negligence, willful misconduct or reckless disregard of the duties involved in the conduct of his or her office.

Section 2. Mandatory Indemnification. (a) Subject only to the express limitations in the 1940 Act, other applicable laws, and sub-paragraph (b) below, the Trust or the appropriate Series shall indemnify each of its Covered Persons to the fullest extent permitted under the 1940 Act and other applicable laws, including, but not limited to, against all liabilities and expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred in the settlement thereof.

(a) As used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, reasonable attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) Notwithstanding any provision to the contrary contained herein, no Covered Person shall be entitled to indemnification for any liability arising by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence, or the reckless disregard of duties owed to the Trust (“disabling conduct”).

(c) No indemnification or advance shall be made under this Article IX to the extent such indemnification or advance: would be inconsistent with a provision of the Declaration, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or would be inconsistent with any condition expressly imposed by a court in a judgment, order, or approval of a settlement.

(d) Any indemnification under this Article shall be made by the Trust only if authorized in the specific case on a determination that the Covered Person was not liable by reason of disabling conduct by:

(i) a final decision on the merits by a court or other body before whom the proceeding was brought; or
(ii) in the absence of such a decision, by any reasonable and fair means established in accordance with, and subject to the requirements and limitations of, Section 17(h) of the 1940 Act and any interpretation thereunder by the Commission or its staff.

(e) The rights of indemnification herein provided may be insured against by policies of insurance maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(f) To the maximum extent permitted by the 1940 Act and other applicable laws, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Article IX shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Article IX; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Article IX; provided, however, that the Trust shall not be obligated to pay the expenses of any agent acting pursuant to a written contract with the Trust, except to the extent required by such contract.

(g) Any repeal or modification of this Article IX shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, affect any limitation on the liability of any Covered Person in an a manner that would be adverse to such Covered Person or affect any indemnification available to any Covered Person in a manner that would be adverse to such Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

Item 16. Exhibits.

Unless otherwise indicated, all references to the “Registration Statement” and Post-Effective Amendments thereto in the following list of Exhibits refer to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-74295; 811-09253).

Number	Exhibit Description
(1)	Amended and Restated Declaration of Trust dated December 06, 2021, is incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 754, filed July 25, 2022.
(2)	Not applicable
(3)	Not applicable
(4)	Agreement and Plans of Reorganization filed herewith (Exhibit A of Form N-14).
(5)	Not applicable
(6)(a)

Investment Management Agreement with Allspring Funds Management, LLC dated November 1, 2021 as amended and restated December 6, 2021, is incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 792, filed June 23, 2023.

(6)(b)

Fee and Expense Agreement between Allspring Funds Trust, Allspring Master Trust and Allspring Funds Management, LLC dated October 3, 2008 as amended and restated January 1, 2022, is incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 814, filed December 27, 2023.

(6)(c)

Investment Sub-Advisory Agreement with Allspring Global Investments, LLC dated November 1, 2021, amended and restated December 6, 2021, is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 814, filed December 27, 2023.

Number	Exhibit Description
(6)(d)

Expense Assumption Agreement between Allspring Funds Trust and Allspring Funds Management, LLC dated November 1, 2021 amended and restated December 6, 2021, is incorporated by reference to Exhibit (d)(4) of Post-Effective Amendment No. 792, filed June 23, 2023.

(6)(e)

Investment Sub-Advisory Agreement with Allspring Global Investments (UK) Limited dated November 1, 2021 as amended and restated December 6, 2021, is incorporated by reference to Exhibit (d)(10) of Post-Effective Amendment No. 739, filed January 24, 2022.

(6)(f)	Investment Sub-Advisory Agreement with Cooke & Bieler, L.P. dated February 18, 2022, is incorporated by reference to Exhibit (d)(7) of Post-Effective Amendment No. 744, filed April 25, 2022.
(7)

Distribution Agreement with Allspring Funds Distributor, LLC dated November 1, 2021 as amended and restated December 6, 2021, is incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 814, filed December 27, 2023.

(8)	Not applicable
(9)	Master Custodian Agreement with State Street Bank and Trust Company dated August 10, 2009, is incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 754, filed July 25, 2022.
(10)(a)	Distribution Plan is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 814, filed December 27, 2023.
(10)(b)	Rule 18f-3 Multi-Class Plan is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 814, filed December 27, 2023.
(11)	Legal Opinion is filed herewith.
(12)	Consent of Tax Counsel is to be filed by amendment.
(13)(a)

Securities Lending Agency Agreement by and among Allspring Funds Trust, Allspring Master Trust, Allspring Variable Trust, Allspring Funds Management, LLC and Goldman Sachs Bank USA, is incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 754, filed July 25, 2022.

(13)(b)

Class-Level Administration Agreement with Allspring Funds Management, LLC dated July 1, 2015, amended and restated December 6, 2021, is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 814, filed December 27, 2023.

(13)(c)

Transfer Agency and Service Agreement with DST Asset Manager Solutions, Inc. dated April 29, 2019, as amended April 29, 2023, is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 792, filed June 23, 2023.

(13)(d)	Shareholder Servicing Plan is incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 814, filed December 27, 2023.
(13)(e)

Amended and Restated Shareholder Servicing Agreement with Allspring Funds Distributor, LLC and Allspring Funds Management, LLC dated February 20, 2014, amended and restated December 16, 2021, is incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 814, filed December 27, 2023.

(13)(f)

Fund of Funds Investment Agreement between Allspring Funds Trust and abrdn ETFs dated January 19, 2022, is incorporated by reference to Exhibit (h)(6) of Post-Effective Amendment No. 739, filed January 24, 2022.

(13)(g)

Fund of Funds Investment Agreement among Allspring Funds Trust, BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc. and iShares U.S. ETF Trust dated January 19, 2022, is incorporated by reference to Exhibit (h)(7) of Post-Effective Amendment No. 739, filed January 24, 2022.

(13)(h)

Fund of Funds Investment Agreement between Allspring Funds Trust and E-Valuator Funds Trust dated January 19, 2022, as amended April 13, 2022, is incorporated by reference to Exhibit (h)(7) of Post-Effective Amendment No. 744, filed April 25, 2022.

(13)(i)

Fund of Funds Investment Agreement between Allspring Funds Trust and Fidelity Rutland Square Trust II dated January 5, 2022, is incorporated by reference to Exhibit (h)(9) of Post-Effective Amendment No. 739, filed January 24, 2022.

(13)(j)

Fund of Funds Investment Agreement between Allspring Funds Trust and PIMCO Funds dated January 19, 2022, is incorporated by reference to Exhibit (h)(10) of Post-Effective Amendment No. 739, filed January 24, 2022.

(13)(k)

Fund of Funds Investment Agreement between Allspring Funds Trust and The Select Sector SPDR Trust dated January 19, 2022, is incorporated by reference to Exhibit (h)(11) of Post-Effective Amendment No. 739, filed January 24, 2022.

(13)(l)

Fund of Funds Investment Agreement among Allspring Funds Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust, is filed incorporated by reference to Exhibit (h)(12) of Post-Effective Amendment No. 752, filed June 30, 2022.

(13)(m)

Fund of Funds Investment Agreement among Allspring Funds Trust and BNY Mellon Investment Funds II, Inc. is incorporated by reference to Exhibits (h)(13) of Post-Effective Amendment No. 773, filed December 16, 2022.

(13)(n)

Fund of Funds Investment Agreement between Allspring Funds Trust and abrdn ETFs dated January 19, 2022, is incorporated by reference to Exhibit (h)(6) of Post-Effective Amendment No. 739, filed January 24, 2022.

(14)	Consent of Independent Registered Accounting Firm, filed herewith.

Number	Exhibit Description
(15)	Not applicable.
(16)(a)	Power of Attorney, Timothy J. Penny, is incorporated by reference to Exhibit (j)(1) of Post-Effective Amendment No. 740, filed January 24, 2022.
(16)(b)	Power of Attorney, Andrew Owen is incorporated by reference to Exhibit (j)(13) of Post-Effective Amendment No. 511, filed January 25, 2017.
(16)(c)	Power of Attorney, Olivia S. Mitchell, is incorporated by reference to Exhibit (j)(3) of Post-Effective Amendment No. 740, filed January 24, 2022.
(16)(d)	Power of Attorney, Isaiah Harris, Jr., is incorporated by reference to Exhibit (j)(4) of Post-Effective Amendment No. 740, filed January 24, 2022.
(16)(e)	Power of Attorney, David F. Larcker, is incorporated by reference to Exhibit (j)(5) of Post-Effective Amendment No. 740, filed January 24, 2022.
(16)(f)	Power of Attorney, Jeremy DePalma is incorporated by reference to Exhibit (j)(12) of Post-Effective Amendment No. 266, filed November 16, 2012.
(16)(g)	Power of Attorney, William R. Ebsworth, is incorporated by reference to Exhibit (j)(7) of Post-Effective Amendment No. 740, filed January 24, 2022.
(16)(h)	Power of Attorney, Jane A. Freeman, is incorporated by reference to Exhibit (j)(8) of Post-Effective Amendment No. 740, filed January 24, 2022.
(16)(i)	Power of Attorney, James G. Polisson, is incorporated by reference to Exhibit (j)(9) of Post-Effective Amendment No. 740, filed January 24, 2022.
(16)(j)	Power of Attorney, Pamela Wheelock, is incorporated by reference to Exhibit (j)(10) of Post-Effective Amendment No. 740, filed January 24, 2022.

Item 17. Undertakings.

(1) Allspring Funds agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of an IRS ruling supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion or ruling.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and State of Massachusetts on the 9th day of January, 2024.

ALLSPRING FUNDS TRUST

By: /s/ Maureen E. Towle

Maureen E. Towle
Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the date indicated:

/s/ David F. Larcker David F. Larcker* Trustee	/s/ Olivia S. Mitchell Olivia S. Mitchell* Trustee	/s/ Timothy J. Penny Timothy J. Penny* Trustee
/s/ Jane A. Freeman Jane A. Freeman* Trustee	/s/ William R. Ebsworth William R. Ebsworth* Trustee	/s/ Pamela Wheelock Pamela Wheelock* Trustee
/s/ James G. Polisson James G. Polisson* Trustee	/s/ Isaiah Harris, Jr. Isaiah Harris, Jr.* Trustee
/s/ Andrew Owen Andrew Owen* President (Principal Executive Officer)	/s/ Jeremy M. DePalma Jeremy M. DePalma* Treasurer (Principal Financial Officer)

*By: /s/ Maureen E. Towle

Maureen E. Towle
Attorney-in-Fact
January 9, 2024

Exhibit No.	Exhibits
(11)	Legal Opinion
(14)	Consent of Independent Registered Accounting Firm